As filed with the Securities and Exchange Commission on April 30, 2010

File Nos. 333-69386; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT of 1940	☐
Amendment No. 83	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Susan T. Deakins

Vice President and Chief Actuary

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and Address of Agent for Service)

Copy to:

Michael Berenson

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004

Title of Securities Being Registered: Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	on (date) pursuant to paragraph (a) of Rule 485.

PROSPECTUS

Penn Mutual Variable Annuity Account III

May 1, 2010

PennFreedom® Variable Annuity

PROSPECTUS — MAY 1, 2010

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

PENNFREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),
•	has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest at a rate of not less than 3%,
•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•	offers enhanced guaranteed minimum death benefit options,
•	offers an estate enhancement death benefit option,
•	offers death benefit enhancement rider options,
•	offers an optional guaranteed minimum accumulation benefit rider,
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider,
•	offers a growth and income advantage benefit rider, and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2, you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured.

You may return your Contract within ten days of receipt for a full refund of the Contract Value (or purchase payments, if required by law). Longer free look periods apply in some states. Your purchase payment will be allocated to the Subaccounts you have selected on the date we issue your Contract. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated May 1, 2010, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”), and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Independence Capital Management
Limited Maturity Bond Fund	Independence Capital Management
Quality Bond Fund	Independence Capital Management
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Independence Capital Management
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investment Partners, Inc.
Large Core Growth Fund	Wells Capital Management Incorporated
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Funds Management, Inc.
Mid Cap Growth Fund	Turner Investment Partners, Inc.
Mid Cap Value Fund	Neuberger Berman Management Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management Incorporated
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSgA Funds Management, Inc.
Developed International Index Fund	SSgA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management
REIT Fund	Heitman Real Estate Securities LLC
Aggressive Allocation Fund	Independence Capital Management
Moderately Aggressive Allocation Fund	Independence Capital Management
Moderate Allocation Fund	Independence Capital Management
Moderately Conservative Allocation Fund	Independence Capital Management
Conservative Allocation Fund	Independence Capital Management

A prospectus for each of these Funds accompanies this prospectus.

GLOSSARY	5

EXPENSES	7

EXAMPLES OF FEES AND EXPENSES	9

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Date:  The date the contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in all fixed interest accounts.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn(a)

Transfer Fee	None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(b)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.30%
Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.45%
Contract Rider Charges (Optional)
Enhanced Guaranteed Minimum Step-Up Death Benefit Rider	0.25%(c)(d)
Enhanced Guaranteed Minimum Rising-Floor Death Benefit Rider	0.35%
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%(f)
Estate Enhancement Death Benefit Rider (for Annuitants Ages 71 to 80)	0.60%(g)
Guaranteed Minimum Accumulation Benefit Rider	1.00%(h)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%(i)
Growth and Income Advantage Benefit Rider	1.00%(j)
Purchasing Power Protector Benefit Rider	1.25%(k)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	3.05%(l)

Optional Death Benefit Enhancement Riders(m)	Monthly Charge Per $1,000 Benefit
	Minimum	Maximum
	$0.208	$17.292

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees and other expenses)	0.37%	2.21%

(a)	The charge decreases each year to zero in the fifth contract year as follows: first contract year — 8%; second contract year — 7%; third contract year — 6%; fourth contract year — 5%; fifth contract year and thereafter — 0%. See What Charges Do I Pay? in this prospectus.
(b)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.
(c)	The current annual charge for this rider is 0.20% and may not be increased beyond the maximum of 0.25%.
(d)	This rider is not available on Contracts issued after November 1, 2002.
(e)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.
(f)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.
(g)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.
(h)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.

(i)	The current annual charge for this rider is 0.90% and for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(j)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.
(k)	The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee and neither may be increased beyond the maximum of 1.25%.
(l)	This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.45% and 3.05%, depending on whether you choose optional riders and which rider(s) you choose to purchase. You may purchase only one of the enhanced guaranteed minimum death benefit riders.
(m)	A Contract Owner may elect one of two Optional Death Benefit Enhancement Riders. The charge for a rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of portfolio average net assets)

	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses(1)	Total Fund Expenses	Fee Waivers		Net Fund Expenses
Money Market	0.17%	0.30%	0.09%	0.56%	0.00%		0.56%
Limited Maturity Bond	0.30%	0.30%	0.03%	0.63%	0.00%		0.63%
Quality Bond	0.32%	0.29%	0.04%	0.65%	0.00%		0.65%
High Yield Bond	0.50%	0.37%	0.00%	0.87%	0.00%		0.87%
Flexibly Managed	0.60%	0.25%	0.00%	0.85%	0.00%		0.85%
Balanced	0.00%	0.24%	0.45%	0.69%	0.07%	(2)	0.62%
Large Growth Stock	0.64%	0.33%	0.00%	0.97%	0.00%		0.97%
Large Cap Growth	0.55%	0.57%	0.00%	1.12%	0.12%	(2)	1.00%
Large Core Growth	0.56%	0.30%	0.00%	0.86%		(3)		(3)
Large Cap Value	0.60%	0.30%	0.01%	0.91%	0.00%		0.91%
Large Core Value	0.46%	0.29%	0.01%	0.76%		(3)		(3)
Index 500	0.07%	0.30%	0.00%	0.37%	0.00%		0.37%
Mid Cap Growth	0.70%	0.31%	0.00%	1.01%	0.01%	(2)	1.00%
Mid Cap Value	0.55%	0.30%	0.01%	0.86%	0.00%		0.86%
Mid Core Value	0.72%	0.48%	0.01%	1.21%	0.00%		1.21%
SMID Cap Growth	0.75%	0.66%	0.01%	1.42%	0.36%	(2)	1.06%
SMID Cap Value	0.95%	0.57%	0.00%	1.52%	0.38%	(2)	1.14%
Small Cap Growth	0.76%	0.35%	0.00%	1.11%	0.00%		1.11%
Small Cap Value	0.85%	0.32%	0.00%	1.17%	0.02%	(2)	1.15%
Small Cap Index	0.30%	1.71%	0.01%	2.02%	1.46%	(2)	0.56%
Developed International Index	0.30%	1.85%	0.00%	2.15%	1.56%	(2)	0.59%
International Equity	0.85%	0.42%	0.00%	1.27%	0.00%		1.27%
Emerging Markets Equity	1.18%	1.02%	0.01%	2.21%		(3)		(3)
REIT	0.66%	0.37%	0.01%	1.04%	0.00%		1.04%
Aggressive Allocation	0.10%	0.38%	0.84%	1.32%	0.15%	(2)	1.17%
Moderately Aggressive Allocation	0.10%	0.24%	0.79%	1.13%	0.01%	(2)	1.12%
Moderate Allocation	0.10%	0.23%	0.75%	1.08%	0.00%		1.08%
Moderately Conservative Allocation	0.10%	0.26%	0.67%	1.03%	0.03%	(2)	1.00%
Conservative Allocation	0.10%	0.28%	0.61%	0.99%	0.05%	(2)	0.94%

(1)	Acquired Fund Fees and Expenses reflect the fees and expenses that were incurred indirectly by the Fund through its investments in other investment companies in the prior fiscal year.

(2)	There is an agreement under which a portion of the Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of certain funds from exceeding the amounts shown below. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses (excluding the Balanced Fund), which are indirect expenses incurred by each Fund through its investments in the underlying funds. Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not “interested persons” of the Company, approves it at least annually.

Balanced	0.62%
Large Cap Growth	1.00%
Mid Cap Growth	1.00%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Small Cap Value	1.15%
Small Cap Index	0.55%
Developed International Index	0.59%
Aggressive Allocation	0.33%
Moderately Aggressive Allocation	0.33%
Moderately Conservative Allocation	0.33%
Conservative Allocation	0.33%

(3)	For more information about this Fund’s fee waiver, please see the “Expenses and Limitations” section in the Prospectus for Penn Series Funds.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Years	Three Years	Five Year	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,246	$2,114	$2,625	$5,213
Assuming Minimum Total Annual Fund Expenses	$1,080	$1,627	$1,792	$3,728

(1)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$528	$1,580	$2,625	$5,213
Assuming Minimum Total Annual Fund Expenses	$348	$1,059	$1,792	$3,728

(2)	If you surrender your Contract at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,102	$1,692	$1,906	$3,940
Assuming Minimum Total Annual Fund Expenses	$933	$1,180	$1,000	$2,167

(3)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$371	$1,128	$1,906	$3,940
Assuming Minimum Total Annual Fund Expenses	$188	$581	$1,000	$2,167

*	The examples do not reflect charges for any Optional Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for either Optional Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive, and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company appear in the Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2009 are included in the Statement of Additional Information referred to on the cover page of this prospectus.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds:

Penn Series Funds, Inc.:

Money Market Fund — seeks to preserve capital, maintain liquidity and achieve the highest possible level of current income consistent with these objectives, by investing in high quality money market instruments; an investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Limited Maturity Bond Fund — seeks highest available current income consistent with liquidity and low risk to principal through investment primarily in marketable investment grade debt securities; total return is secondary.

Quality Bond Fund — seeks the highest income over the long term consistent with the preservation of principal through investment primarily in marketable investment grade debt securities.

High Yield Bond Fund — seeks high current income by investing primarily in a diversified portfolio of long term high-yield/high-risk fixed income securities in the medium to lower quality ranges; capital appreciation is a secondary objective; high-yield/high-risk fixed income securities, which are commonly referred to as “junk” bonds, generally involve greater risks of loss of income and principal than higher rated securities.

Flexibly Managed Fund — seeks to maximize total return (capital appreciation and income) by investing in common stocks, other equity securities, corporate debt securities, and/or short term reserves, in proportions considered appropriate in light of the availability of attractively valued individual securities and current and expected economic and market conditions.

Balanced Fund — seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy.

Large Growth Stock Fund — seeks long-term growth of capital by investing primarily in common stocks of well established growth companies.

Large Cap Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing in equity securities of large capitalization growth companies with above-average growth potential.

Large Core Growth Fund — seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common and preferred stocks of large capitalization U.S. companies.

Large Cap Value Fund — seeks long-term capital growth primarily by investing in equity securities of companies believed to be undervalued.

Large Core Value Fund — seeks to achieve total return by investing primarily in value stocks of large capitalization companies and dividend-paying stocks.

Index 500 Fund — seeks total return (capital appreciation and income) which corresponds to that of the S&P 500 Index while keeping expenses low. The S&P 500 is an index of 500 common stocks, most of which trade on the New York Stock Exchange; “S&P 500 Index” and “500” are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc.; the Fund is not sponsored, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Mid Cap Growth Fund — seeks to maximize capital appreciation by investing primarily in common stocks of mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that have strong earnings growth potential.

Mid Cap Value Fund — seeks to achieve growth of capital by investing primarily in mid-cap U.S. companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index that are undervalued.

Mid Core Value Fund — seeks to achieve growth of capital by investing in equity securities of mid-cap companies with market capitalizations in the range of those companies included in the Russell Mid Cap Index; the Fund seeks to invest in well-managed companies whose stock prices are undervalued.

SMID Cap Growth Fund — seeks to achieve long-term returns by investing primarily in common stocks of small and medium capitalization U.S. companies.

SMID Cap Value Fund — seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies.

Small Cap Growth Fund — seeks capital appreciation by investing primarily in common stocks of emerging growth companies with above-average growth prospects.

Small Cap Value Fund — seeks capital appreciation through investment in a diversified portfolio of securities consisting primarily of equity securities of companies with market capitalizations in the range of those companies included in the Russell 2000 Value Index.

Small Cap Index Fund — seeks to replicate the returns and characteristics of a small cap index by investing at least 80% of its net assets in securities listed in the Russell 2000® Index.

Developed International Index Fund — seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing at least 80% of its net assets in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index.

International Equity Fund — seeks to maximize capital appreciation by investing in a carefully selected diversified portfolio consisting primarily of equity securities; the investments will consist principally of equity securities of European and Pacific Basin countries.

Emerging Markets Equity Fund — seeks to achieve capital appreciation by investing in equity securities located in emerging market countries.

REIT Fund — seeks to achieve a high total return consistent with reasonable investment risks by investing in equity securities of real estate investment trusts.

Aggressive Allocation Fund — seeks to achieve long-term capital growth by using a “fund-of-funds” strategy.

Moderately Aggressive Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderate Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Moderately Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Conservative Allocation Fund — seeks to achieve long-term capital growth and current income by using a “fund-of-funds” strategy.

Independence Capital Management, Inc., Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed, Large Growth Stock and High Yield Bond Funds. Wells Capital Management Incorporated, San Francisco, California, is investment sub-adviser to the Large Core Growth and SMID Cap Growth Fund. Turner Investment Partners, Inc., Berwyn, Pennsylvania is sub-adviser to the Large Cap Growth Fund and Mid Cap Growth Fund. Neuberger Berman Management Inc., New York, New York, is investment sub-adviser to the Mid Cap Value Fund. Lord, Abbett & Co., Jersey City, New Jersey, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund. Vontobel Asset Management, Inc., New York, New York, is

investment sub-adviser to the International Equity Fund. Heitman Real Estate Securities LLC, Chicago, Illinois, is investment sub-adviser to the REIT Fund. Allianz Global Investors Capital, New York, New York, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management, New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund. SSgA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. OppenheimerFunds, Inc., New York, New York, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

Read the prospectuses of these Funds carefully before investing.  You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group – H3F, Philadelphia, PA 19172. Or, you may call, toll free, 800-548-1119.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Accumulation Units — Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract.

The value of an Accumulation Unit is $10 when a Subaccount begins operation. The value of an Accumulation Unit may vary and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount, and (3) the mortality and expense risk charge at an annual rate of 1.30% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNTS

The fixed interest accounts are part of the Company’s general investment account. Interests in the fixed interest accounts are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest accounts. Disclosure regarding the fixed interest accounts, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in:

•	the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

•

the fixed interest accounts. The fixed interest accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNTS and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or the fixed interest accounts in which your purchase payments are invested;

•	whether or not to transfer money among the available Subaccounts and fixed interest accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your payments as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

The Contract is available to individuals and institutions. The Contracts also may be issued as individual retirement annuities under section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 101 Sabin Street, Pawtucket, RI 02860. We usually accept an application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application. We hold your initial purchase payment in a non-interest bearing account until it is applied to your Contract or returned to you.

The minimum initial purchase payment that we will accept is $10,000, with minimum subsequent purchase payments of $1,000, although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per annuitant, across all Variable Annuity contracts with Penn Mutual.

What Types of Annuity Payments May I Choose?

You may choose from the following options:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•	Any other form of annuity that we and you may agree upon.

You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Payments under all options will be made to or at the direction of the Contract Owner and may be elected as early as the date the Contract is purchased.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your Contract. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts (three if you also choose a portion as a fixed annuity). In addition, you may not select other Subaccounts after the Annuity Date.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among the Subaccounts of the Separate Account that you choose on the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

•

the annuity will be split between fixed and variable accounts in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts (three, if there is Fixed Account Value under your Contract on the Annuity Date), the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts (or three Subaccounts, whichever is applicable).

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York). For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on and after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Guaranteed Minimum Death Benefit Riders.  The guaranteed minimum death benefit riders described in the next two paragraphs are not available on Contracts issued after November 1, 2002.

Guaranteed Minimum Step-Up Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the highest Variable Account Value on the current or prior contract anniversary dates, adjusted as follows. For purposes of this death benefit rider only, the Variable Account Value on an anniversary date will be adjusted upward by the amount of any purchase payments allocated and transfers made to the Separate Account within the Contract Year.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The minimum death benefit will be paid if the Annuitant is 80 years of age or less at the time of death. The minimum death benefit is the sum of all purchase payments allocated and transfers made to the Separate Account, minus a reduction for any withdrawals or transfers made from the Separate Account (as described below), plus interest at 5%. Interest is calculated for the period amounts are held in the Separate Account, but not for any period after the Annuitant attains 80 years of age. If a withdrawal or transfer is made from the Separate Account prior to death, the guaranteed minimum death benefit will be reduced by an amount that is in the same proportion that the amount withdrawn or transferred from the Separate Account (including any contingent deferred sales charge) was to the Variable Account Value on the date of the withdrawal or transfer. The benefit may not exceed two times the purchase payments and transfers allocated to the Separate Account, less withdrawals and transfers out of the Separate Account.

A guaranteed minimum death benefit rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract or transfer the full value out of the Separate Account. For information on the cost of the guaranteed minimum death benefit riders, see What Charges Do I Pay? in this prospectus.

Optional Death Benefit Enhancement Riders.  If the Annuitant is age 75 or less, you may purchase a death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase a death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. A death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

We offer two different death benefit enhancement riders: the Rising Floor Plus Death Benefit Enhancement Rider and the Step-Up Plus Death Benefit Enhancement Rider. You may purchase only one of these riders at the time you purchase your Contract. Neither rider may be purchased in combination with any other riders described in this prospectus, except (1) Contract Owners who purchased either of the riders prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners that purchased the Estate Enhancement Death Benefit Rider. The Death Benefit Enhancement from either of these riders is limited to $1 million. The Death Benefit Enhancement is payable until age 95. If the Account Value is reduced to zero, the Death Benefit Enhancement will terminate.

Rising Floor Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following the contract date and remains level during that month. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month; or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month plus an interest adjustment at an effective annual rate of 5% applied until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Step-Up Plus Death Benefit Enhancement Rider.  If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month following each contract anniversary until the Annuitant reaches age 80 and adjusted on the first day of each calendar month following any purchase payment or withdrawal. The Death Benefit Enhancement for any month is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month, or (b) the sum of the purchase payments paid into the Separate Account adjusted for any withdrawals from the Separate Account.

On the contract date, the Minimum Death Benefit Amount is equal to purchase payments paid into the Separate Account.

On the first day of the calendar month following the contract date and all subsequent calendar months prior to the next contract anniversary, the Minimum Death Benefit Amount is determined by taking (a) plus (b) minus (c) where:

(a)	is the Minimum Death Benefit Amount as of the later of the contract date and the first day of the prior calendar month;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

On the first day of the calendar month following contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (1) and (2) where:

(1)	is (a) plus (b) minus (c) as follows:

(a)	is the Minimum Death Benefit Amount as of the first day of the prior calendar month;

(b)	is purchase payments paid into the Separate Account during the prior calendar month; and

(c)	is an adjustment for withdrawals taken from the Separate Account during the prior calendar month. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

(2)	is (a) plus (b) minus (c) as follows:

(a)	is the Variable Account Value on the prior contract anniversary until the Annuitant reaches age 80;

(b)	is purchase payments paid into the Separate Account since the prior contract anniversary; and

(c)	is an adjustment for withdrawals taken from the Separate Account since the prior contract anniversary. The adjustment is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. This rider may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Rising Floor Plus Death Benefit Rider or Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments subject to a limit as specified in the Contract.

The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments net of withdrawals)
1 - 60	40%	100%
61- 70	35%	60%
71- 80	30%	40%
81 and above	0%	0%

If the purchase payments exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the estate enhancement death benefit would be capped at $48,000.

We make adjustments to the Minimum Death Benefit Amount on the first day of a calendar month following any purchase payment to or withdrawal from the Separate Account. We increase the Minimum Death Benefit Amount by the amount of purchase payments made to the Separate Account in the prior calendar month. We reduce the Minimum Death Benefit Amount for withdrawals taken from the Separate Account in the prior calendar month. The reduction is the greater of (1) the amount of the withdrawal, or (2) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the date of the withdrawal multiplied by the amount of the withdrawal.

Treatment of Transfers.  Transfers into the Separate Account will be treated as purchase payments allocated to the Separate Account from the Dollar Cost Averaging Accounts. An Optional Death Benefit Enhancement Rider will terminate if you withdraw or transfer the full Variable Account Value from your Contract.

Charge.  We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior contract anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the contract anniversary or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of the death benefit enhancement riders, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

•

If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years except that an IRA can be continued as long as the Beneficiary withdraws annually an amount based on the Beneficiary’s life expectancy at the date of death of the IRA owner (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest accounts as directed by the Beneficiary).

•

If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

•

If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit. If the spouse elects to become the Contract Owner, the Contract Value will be adjusted to equal the death benefit. Further, the spouse may exchange the continued Contract for a new variable contract of the same policy form, or a form designated by us if this form is no longer available for sale, and the Contract Value transferred to the new contract in the exchange will not be subject to a contingent deferred sales charge.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

For information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Fixed Interest Accounts?

Transfer Limits.  Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Rebalancing programs will not count against this limit.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account and the fixed interest accounts.

•

The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount or fixed interest account. In the case of partial transfers, the amount remaining in the Subaccount or fixed interest account must be at least $250.

•	You may transfer amounts from a fixed interest account only at the completion of the interest period or within 25 days thereafter.

•

You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date.  You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to the Subaccounts selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the affects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your assets allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization (and the Contract, in case of a full withdrawal) from the Contract Owner at our Administrative Office. We normally will pay you within seven days. You may pay a contingent deferred sales charge when you withdraw Contract Value. See What Charges Do I Pay — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

•	The minimum withdrawal is $500. If it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500.

•

You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in the Subaccount or fixed interest account from which the withdrawal is made is at least $250.

•

If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from the fixed interest accounts beginning with the fixed interest account with the shortest interest period. Within a fixed interest account, partial withdrawals will be made from amounts most recently allocated, renewed or transferred.

Systematic Withdrawals.  If your Contract Value is at least $10,000 and you have not exhausted your Free Withdrawal Amount in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $100. Your payments will begin on the next withdrawal date following one modal period after we receive your request. Please note that no confirmations will be sent on systematic withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next contract anniversary. Systematic Withdrawal amounts will then be recalculated upon the next contract anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next contract anniversary, your monthly Systematic Withdrawal payment will be recalculated to be 1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1 /2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Death Benefit Enhancement Riders or the Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider) — At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)	Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments,

plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)	Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Complete descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this Prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–	If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” section of the Prospectus for details.)

–	The rider can be terminated on or after the fifth contract anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth in the table below), of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). The GMAB cannot step up independently of the Guaranteed Minimum Withdrawal Benefit.

Once a step-up has been elected and is effective, the GMAB Base increases to the Contract Value as of the most recent Step-Up Benefit Date. The new GMAB Base replaces the previous benefit base and a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example:  Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows:

Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount . This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)	The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switched from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (shown in the Additional contract Specifications) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (shown in the additional Contract Specifications) and the date of the first withdrawal; and

(b)	is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (shown in the Additional Contract Specifications) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulations Rate (shown in the Additional Contract Specifications) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal;

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the contract issue date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Guaranteed Minimum Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:  Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year. Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Once a step-up has been elected and is effective, the Guaranteed Minimum Withdrawal Benefit Base increases to the Contract Value as of the most recent Step-Up Benefit Date. The new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base, a new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date, and the previously effective Step-Up Benefit will terminate. The Guaranteed Annual Withdrawal Amount steps up to an amount equal to the Contract Value as of the guaranteed Minimum Withdrawal Benefit Step-Up Date multiplied by the Guaranteed Annual Withdrawal Percentage.

Optional Step-Up Benefit and Lifetime Benefit Base: After the first withdrawal, on each Step-Up Benefit Date, if the Contract Value is greater than the Step-Up Benefit for the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Once a step-up has been elected and is effective, the Guaranteed Minimum Withdrawal Benefit Base increases to the Contract Value as of the most recent Step-Up Benefit Date. The new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base, a new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent step-up date, and the previously effective step-up benefit will terminate. The Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value as of the Guaranteed Minimum Withdrawal Benefit Step-Up Date multiplied by the Guaranteed Annual Withdrawal Percentage.

Effect of Additional Purchase Payments on Guaranteed Minimum Withdrawal Benefit Base and Return of Benefit Base

As long as the Contract Value is positive, additional purchase payments will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount). The Guaranteed Minimum Withdrawal Benefit Base will be increased dollar-for-dollar by the amount of the each additional Purchase Payment. The Guaranteed Annual Withdrawal Amount (or Guaranteed Annual Lifetime Withdrawal Amount) will be increased by the amount of the additional purchase payment multiplied by the applicable Guaranteed Annual Withdrawal Percentage (or Guaranteed Annual Lifetime Withdrawal Percentage).

What happens to withdrawal benefits if the Contract Value is reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Withdrawal Benefit Base Remaining is depleted.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option:  The RMD withdrawal will reduce the Guaranteed Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option:  The RMD withdrawal will not reduce the Guaranteed Minimum Withdrawal Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant.

Under a Joint Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earliest:

(1)	10 years from the Contract Date

(2)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years from the contract issue date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal;

4.	After the date of first withdrawal:

If there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis until age 80.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the

Step-Up Benefit Date until age 80. Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Impact of Annuitant Death on the Rider

1)	Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)	Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the contract, and receive a Death Benefit equal to the Contract Value. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

a)	cancellation of the Growth & Income Protector Benefit Rider;

b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

c)	full surrender of the Contract;

d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

e)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)	Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

–	The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

–	The rider can be terminated on or after the fifth contract anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s age for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1/2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2:  Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively. The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) =

$100,000 x $500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) =

$100,000 x $500/$90,000)= $555.50

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract

Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 4.0% (5.0% for contracts issued prior to May 4, 2009) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 4.0% (5.0 % for contracts issued prior to May 4, 2009) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Guaranteed Minimum Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is Reduced to Zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1 /2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59  1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals, and

The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Guaranteed Minimum Withdrawal Base

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option; Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant.

Under a Joint Life Guarantee, the Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

If withdrawals have been taken, the Joint Annuitant cannot be changed.

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any purchase payment enhancements as applicable

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death for Joint Life Guarantees

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee Based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Guarantee Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name someone other than one of the two spouses as beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse or Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

At the time you purchase your Contract, you may purchase a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)	Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by age nearest birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant , if applicable at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1:  Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment;

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

4)	After the first withdrawal after the Contract Date

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each contract anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Automatic Annual Step-Up

On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the withdrawal Base after a step-up, if any, on the contract anniversary

Any additional purchase payments made will be added dollar for dollar to the Withdrawal Base

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity date occurs while the rider is in effect, upon your request, you may:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greater of (a) or (b), where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant , if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death for Joint Life Guarantees

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death,, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change. and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value, an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed, an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.30%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed) and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within four years of the effective date of the Contract. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit and Purchasing Power Protector Benefit), which are not free withdrawals as described in the next subsection.

Contract Year	Applicable Charge
First	8%
Second	7%
Third	6%
Fourth	5%
Fifth and thereafter	0%

Purchase payments will be treated as withdrawn before gains from market appreciation or interest is withdrawn from the Contract. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn first before the withdrawal of purchase payments.

The contingent deferred sales charge and other charges may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such Contracts. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

You’ve Owned A Contract for More than Four Years.  You may withdraw all or part of your Contract Value without incurring a contingent sales charge.

Withdrawals up to 10% of Purchase Payments.  You may withdraw up to 10% of your purchase payments in a Contract Year without incurring a contingent deferred sales charge (the “Free Withdrawal Amount”). The amount available for a free withdrawal at any point in time during a Contract Year is 10% of all purchase payments as of the date of the request less the amount of all free withdrawals made during that Contract Year. You may not carry forward to the next contract year any Free Withdrawal Amount remaining at the end of the current Contract Year. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of that withdrawal and all subsequent withdrawals made in the Contract Year.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states. The maximum amount that may be withdrawn under this free withdrawal provision is $500,000, including amounts withdrawn from other annuity contracts issued by us and our affiliates containing a comparable free withdrawal provision.

Disability Related Withdrawal.  You may withdraw, without incurring a contingent deferred sales charge, part or all of your Contract Value if you (you or the Annuitant for qualified contracts) become totally disabled as defined in the Contract.

Other Withdrawals.  There is no contingent deferred sales charge imposed upon minimum distributions under qualified contracts which are required by the Code.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Guaranteed Minimum Step-Up Death Benefit Rider.  The current charge for the rider is 0.20% of the average annual Variable Account Value. We may, at our discretion, raise the current charge to a maximum rate of 0.25%.

Guaranteed Minimum Rising-Floor Death Benefit Rider.  The current and guaranteed charge for the rider is 0.35% of the average annual Variable Account Value.

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70 years, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issue ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The accumulated charges for the enhanced guaranteed minimum and for the estate enhancement death benefit riders will be made on each contract anniversary and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Death Benefit Enhancement Riders.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the contract anniversary. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value. The charge is the same whether you choose the Rising Floor Plus Death Benefit Enhancement Rider or the Step-Up Plus Death Benefit Enhancement Rider.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Optional Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50%. of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Optional Combined Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the Contract Anniversary. Effective May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85%. of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective April 1, 2009, the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70%. of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95%. of monthly average Withdrawal Base for a Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65%. of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees, see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNTS

General Information

You may allocate or transfer your Account Value to one or more of the following fixed interest accounts: (1) the Three Year Fixed Interest Account; (2) the Five Year Fixed Interest Account; and (3) the Seven Year Fixed Interest Account. We periodically declare an effective annual interest rate applicable to allocations to the various fixed interest accounts. For each amount allocated to one of the fixed interest accounts, interest will be credited at an annual effective interest rate declared by us each month. The declared rate of interest will apply through the end of the thirty-six month, sixty month or eighty-four month period, as applicable, which begins on the first day of the calendar month in which the allocation is made. We guarantee an effective annual rate of interest on allocations to all fixed interest accounts of not less than 3%. We reserve the right to reduce our guaranteed minimum interest rate if permitted by your state. If required by law, we will notify you in advance of any such change.

You may transfer amounts held in the fixed interest accounts to Subaccounts or to another fixed interest account, subject to the provisions of your Contract. A premature withdrawal charge may be deducted from the interest earned on any amount that is withdrawn from the Three Year Fixed Interest Account, the Five Year Fixed Interest Account or the Seven Year Fixed Interest Account during the period for which an interest rate is guaranteed. The premature withdrawal charge will be determined by multiplying the premature withdrawal rate by the premature withdrawal amount. The premature withdrawal rate equals one-half of the most recent effective annual interest rate then applicable to the fixed interest account from which the withdrawal is being made (i.e., 6 months’ interest). The premature withdrawal amount equals (a) minus the greater of (b) or (c) where: (a) is the total amount withdrawn from the fixed interest accounts; (b) is the amount for which the declared effective annual interest rate has expired in the immediately preceding 25 days (which reflects that you may make withdrawals up to 25 days after the maturity of a fixed interest account without application of the premature withdrawal charge); and (c) is 10% of purchase payments less any previous amount withdrawn from the Contract in that contract year. In no event will the premature withdrawal charge invade the Contract Owner’s principal investment in the applicable fixed interest account. In no event will the sum of the premature withdrawal charge and the contingent deferred sales charge exceed 10% of the amount withdrawn. In accordance with state law, we may defer a withdrawal or transfer from a fixed interest account for up to six months if we reasonably determine that investment conditions are such that an orderly sale of assets in our general account is not feasible.

If you participate in our dollar cost averaging program, you may allocate money to a Six Month or Twelve Month Dollar Cost Averaging Account in our fixed interest account. The interest rate that you earn is set at the time that you invest and will not vary during the period. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging while the money is allocated to a Dollar Cost Averaging Account, your money will be transferred to the Money Market Subaccount.

You may transfer money in the fixed interest accounts to Subaccounts of the Separate Account, subject to the provisions of your Contract. If you do not withdraw or reallocate money in a fixed interest account within 25 days after the end of that account’s interest period, we will treat it as a new allocation to that fixed account. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

Loans Under Section 403(b) Contracts

If your Contract qualifies under Section 403(b) of the Code, and if state law permits, you may be able to borrow against money that you have invested in a fixed interest account. Review your Contract loan endorsement or consult our representative for a complete description of the terms of the loan privilege, including minimum and maximum loan amounts, repayment terms, and restrictions on prepayments.

When you borrow, an amount equal to your loan will be transferred, as collateral, from your Separate Account Subaccounts to an account in our general account called the “Restricted Account.” Amounts transferred to the Restricted Account currently earn interest at a rate of 1 1/2 percentage points less than the rate of interest that we charge you on the loan. The lowest possible interest that you could earn on your Restricted Account assets is 2 1/ 2 percentage points less than the rate charged on the loan. On your contract anniversary, the accrued interest in the Restricted Account will be transferred to your Separate Account Subaccounts in accordance with your current payment allocation instructions.

Loan repayments are due quarterly. When you repay part of your loan, we transfer an amount equal to the principal portion of the repayment from the Restricted Account to the Money Market Subaccount. You may then transfer amounts from the Money Market Subaccount to the other investment options offered under the Contract.

If you are in default, we will report the default to the Internal Revenue Service as a taxable distribution and, if you are then under age 59 1/2, as a premature distribution that may be subject to a 10% penalty. We will repay the loan by withdrawing the amount in default, plus interest and any applicable contingent deferred sales charge, from your Separate Account Subaccounts in accordance with your loan request and agreement. If Section 403(b) prevents us from doing this, your outstanding loan balance will continue to accrue interest and the amount due will be withdrawn when a withdrawal becomes permissible. While a loan balance is outstanding, any withdrawal or death benefit proceeds must first be used to pay the loan.

Loans are subject to the terms of your Contract, your Section 403(b) plan and the Code, and, in the case of plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the ERISA regulations on plan loans, all of which may impose restrictions. We reserve the right to suspend, modify or terminate the availability of loans. Where there is a plan fiduciary, it is the responsibility of the fiduciary to ensure that any contract loans comply with plan qualification requirements, including ERISA.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations. It is based on the law in effect on the date of this prospectus, which may change and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Withdrawals and Death Benefits.  You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. The taxable portion of these payments generally will be the amount by which the payment exceeds your cost. Thus, you or your Beneficiary generally will have taxable income to the extent that your Contract Value exceeds your purchase payments. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or is more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The taxable portion of an annuity payment generally is determined by a formula that establishes the ratio of the cost basis of the Contract (as adjusted for any refund feature) to the expected return under the Contract. The taxable portion, which is the amount of the annuity payment in excess of the cost basis, is taxed at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

Early Withdrawals.  An additional income tax of 10% (or 25% under certain circumstances) may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made after death; or

•	withdrawals attributable to total and permanent disability.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.  Section 817(h) of the Code provides that the investments of a separate account (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Separate Account, through each of the available funds of the Penn Series Funds, Inc. intends to comply with those requirements. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among 20 subaccounts and make not more than one transfer per month without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contact are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contact owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contact as necessary to attempt to prevent the owners of the Contact from being considered the owners of a pro rata share of the assets of the Subaccounts under the Contact. It is possible that when regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans.  The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a contract under a qualified retirement plan, the tax law provisions applicable to the particular plan should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Generally, under a nonqualified annuity or rollover individual retirement annuity qualified under Section 408(b), unless the Contract Owner elects to the contrary, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax does not address every issue that may affect you. You should consult qualified tax counsel.

Distribution Arrangements

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly-owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 5%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

STATEMENT OF ADDITIONAL INFORMATION CONTENTS
VARIABLE ANNUITY PAYMENTS	B-2
First Variable Annuity Payments	B-2
Subsequent Variable Annuity Payments	B-2
Annuity Units	B-2
Value of Annuity Units	B-2
Net Investment Factor	B-2
Assumed Interest Rate	B-3
Valuation Period	B-3
ADMINISTRATIVE AND RECORDKEEPING SERVICES	B-3
DISTRIBUTION OF CONTRACTS	B-3
CUSTODIAN	B-4
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-4
LEGAL MATTERS	B-4
FINANCIAL STATEMENTS	B-4

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$10.843	$10.716	$10.358	$10.043	$9.910
Accumulation Unit Value, end of period	$10.733	$10.843	$10.716	$10.358	$10.043
Number of Accumulation Units outstanding, end of period	2,534,776	3,126,767	946,287	443,222	134,914

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$9.959	$10.018	$10.000
Accumulation Unit Value, end of period	$9.910	$9.959	$10.018
Number of Accumulation Units outstanding, end of period	105,766	66,324	126,466

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$11.826	$11.424	$11.017	$10.697	$10.625
Accumulation Unit Value, end of period	$11.876	$11.826	$11.424	$11.017	$10.697
Number of Accumulation Units outstanding, end of period	2,125,842	1,302,206	807,988	431,802	261,235

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$10.536	$10.388	$10.000
Accumulation Unit Value, end of period	$10.625	$10.536	$10.388
Number of Accumulation Units outstanding, end of period	227,737	120,959	48,398

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$12.585	12.150	$11.594	$11.176	$11.062
Accumulation Unit Value, end of period	$13.150	$12.585	$12.150	$11.594	$11.176
Number of Accumulation Units, outstanding, end of period	4,514,326	2,291,448	1,783,058	1,287,034	870,038

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$10.730	$10.254	$10.000
Accumulation Unit Value, end of period	$11.062	$10.730	$10.254
Number of Accumulation Units outstanding, end of period	633,023	412,812	156,631

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$11.236	$14.996	$14.691	$13.555	$13.338
Accumulation Unit Value, end of period	$16.217	$11.236	$14.996	$14.691	$13.555
Number of Accumulation Units outstanding, end of period	924,730	401,638	452,161	347,051	273,807

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$12.223	$10.072	$10.000
Accumulation Unit Value, end of period	$13.338	$12.223	$10.072
Number of Accumulation Units outstanding, end of period	212,847	138,171	31,807

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$13.217	$18.582	$18.048	$15.872	$14.932
Accumulation Unit Value, end of period	$17.315	$13.217	$18.582	$18.048	$15.872
Number of Accumulation Units outstanding, end of period	13,392,651	9,908,869	9,350,973	7,029,665	4,546,214

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$12.776	$9.977	$10.000
Accumulation Unit Value, end of period	$14.932	$12.776	$9.977
Number of Accumulation Units outstanding, end of period	2,623,676	1,083,239	440,936

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.482	$10.000
Accumulation Unit Value, end of period	$9.870	$8.482
Number of Accumulation Units outstanding, end of period	537,554	363,762

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$5.726	$9.995	$9.291	$8.341	$7.973
Accumulation Unit Value, end of period	$8.067	$5.726	$9.995	$9.291	$8.341
Number of Accumulation Units outstanding, end of period	1,902,198	1,542,526	1,040,599	538,115	164,528

	Year Ended December 31,
	2004	2003	2002(b)
Accumulation Unit Value, beginning of period	$7.229	$6.528	$10.000
Accumulation Unit Value, end of period	$7.973	$7.229	$6.528
Number of Accumulation Units outstanding, end of period	89,925	60,981	33,212

(a)	Penn Series Growth Stock Fund Subaccount prior to September 25, 2008.

(b)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$6.455	$11.659	$11.298	$11.054	$11.082
Accumulation Unit Value, end of period	$8.750	$6.455	$11.659	$11.298	$11.054
Number of Accumulation Units outstanding, end of period	617,927	294,509	314,705	299,021	260,828

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$10.348	$8.359	$10.000
Accumulation Unit Value, end of period	$11.082	$10.348	$8.359
Number of Accumulation Units outstanding, end of period	212,018	122,942	27,553

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.123	$10.000
Accumulation Unit Value, end of period	$8.200	$6.123
Number of Accumulation Units outstanding, end of period	785,452	547,472

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$7.812	$14.312	$14.000	$12.010	$11.829
Accumulation Unit Value, end of period	$10.288	$7.812	$14.312	$14.000	$12.010
Number of Accumulation Units outstanding, end of period	997,406	573,101	610,550	540,238	445,177

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$10.635	$8.446	$10.000
Accumulation Unit Value, end of period	$11.829	$10.635	$8.446
Number of Accumulation Units outstanding, end of period	318,703	226,386	69,058

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.257	$10.000
Accumulation Unit Value, end of period	$8.350	$7.257
Number of Accumulation Units outstanding, end of period	2,040,805	1,390,847

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$8.142	$12.924	$12.478	$10.973	$10.656
Accumulation Unit Value, end of period	$10.120	$8.142	$12.924	$12.478	$10.973
Number of Accumulation Units outstanding, end of period	2,099,475	1,528,170	1,126,147	799,982	459,187

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$9.786	$7.733	$10.000
Accumulation Unit Value, end of period	$10.656	$9.786	$7.733
Number of Accumulation Units outstanding, end of period	393,596	231,637	79,093

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Years Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$7.752	$15.383	$12.473	$11.848	$10.686
Accumulation Unit Value, end of period	$11.291	$7.752	$15.383	$12.473	$11.848
Number of Accumulation Units outstanding, end of period	953,727	720,501	574,032	372,622	266,938

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$9.735	$6.616	$10.000
Accumulation Unit Value, end of period	$10.686	$9.735	$6.616
Number of Accumulation Units outstanding, end of period	231,705	156,766	60,058

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$9.657	$18.580	$18.169	$16.546	$14.944
Accumulation Unit Value, end of period	$13.989	$9.657	$18.580	$18.169	$16.546
Number of Accumulation Units outstanding, end of period	550,895	361,928	344,089	299,255	245,183

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$12.309	$9.127	$10.000
Accumulation Unit Value, end of period	$14.944	$12.309	$9.127
Number of Accumulation Units outstanding, end of period	143,970	89,541	31,082

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES MID CORE VALUE FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$9.058	$15.038	$15.130	$13.678	$12.826
Accumulation Unit Value, end of period	$11.251	$9.058	$15.038	$15.130	$13.678
Number of Accumulation Units outstanding, end of period	664,643	587,027	413,249	215,477	209,388

	Year Ended December 31,
	2004	2003	2002(b)
Accumulation Unit Value, beginning of period	$10.473	$8.492	$10.000
Accumulation Unit Value, end of period	$12.826	$10.473	$8.492
Number of Accumulation Units outstanding, end of period	176,078	88,669	24,200

(a)	Penn Series Strategic Value Fund Subaccount prior to September 25, 2008.

(b)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.466	$10.000
Accumulation Unit Value, end of period	$9.824	$6.466
Number of Accumulation Units outstanding, end of period	204,216	44,973

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.800	$10.000
Accumulation Unit Value, end of period	$9.757	$6.800
Number of Accumulation Units outstanding, end of period	193,538	16,239

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$4.871	$9.894	$9.321	$9.574	$9.140
Accumulation Unit Value, End of period	$7.616	$4.871	$9.894	$9.321	$9.574
Number of Accumulation Units outstanding, end of period	759,461	479,545	402,652	392,912	230,109

	Year Ended December 31,
	2004	2003	2002(b)
Accumulation Unit Value, beginning of period	$8.469	$5.825	$10.000
Accumulation Unit Value, end of period	$9.140	$8.469	$5.825
Number of Accumulation Units outstanding, end of period	178,828	100,842	42,618

(a)	Penn Series Emerging Growth Fund Subaccount prior to August 1, 2004.

(b)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$12.502	$17.413	$18.658	$16.119	$15.775
Accumulation Unit Value, End of period	$15.639	$12.502	$17.413	$18.658	$16.119
Number of Accumulation Units outstanding, end of period	847,050	705,997	708,616	563,611	382,604

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$13.932	$8.085	$10.000
Accumulation Unit Value, end of period	$15.775	$13.932	$8.085
Number of Accumulation Units outstanding, end of period	286,395	186,040	78,407

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$6.967	$10.000
Accumulation Unit Value, end of period	$8.662	$6.967
Number of Accumulation Units outstanding, end of period	294,783	12,202

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.113	$10.000
Accumulation Unit Value, end of period	$9.010	$7.113
Number of Accumulation Units outstanding, end of period	575,589	10,875

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$15.456	$26.707	$22.573	$17.570	$15.266
Accumulation Unit Value, End of period	$18.544	$15.456	$26.707	$22.573	$17.570
Number of Accumulation Units outstanding, end of period	1,974,584	1,492,016	1,145,255	682,331	294,954

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$11.914	$9.099	$10.000
Accumulation Unit Value, end of period	$15.266	$11.914	$9.099
Number of Accumulation Units outstanding, end of period	168,411	81,778	21,371

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$5.983	$10.000
Accumulation Unit Value, end of period	$9.767	$5.983
Number of Accumulation Units outstanding, end of period	1,527,928	820,092

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES REIT FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008	2007	2006	2005
Accumulation Unit Value, beginning of period	$11.475	$19.207	$23.730	$18.183	$16.330
Accumulation Unit Value, end of period	$14.310	$11.475	$19.207	$23.730	$18.183
Number of Accumulation Units outstanding, end of period	648,412	385,011	306,260	242,019	149,229

	Year Ended December 31,
	2004	2003	2002(a)
Accumulation Unit Value, beginning of period	$12.225	$9.155	$10.000
Accumulation Unit Value, end of period	$16.330	$12.225	$9.155
Number of Accumulation Units outstanding, end of period	109,261	67,448	22,404

(a)	For the period January 14, 2002 (date Subaccount was established) through December 31, 2002.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.025	$10.000
Accumulation Unit Value, end of period	$8.927	$7.025
Number of Accumulation Units outstanding, end of period	665,719	98,974

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$7.754	$10.000
Accumulation Unit Value, end of period	$9.724	$7.754
Number of Accumulation Units outstanding, end of period	1,636,384	765,306

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.080	$10.000
Accumulation Unit Value, end of period	$9.602	$8.080
Number of Accumulation Units outstanding, end of period	3,948,768	419,611

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.608	$10.000
Accumulation Unit Value, end of period	$9.857	$8.608
Number of Accumulation Units outstanding, end of period	1,501,781	322,198

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.288	$10.000
Accumulation Unit Value, end of period	$10.142	$9.288
Number of Accumulation Units outstanding, end of period	1,084,787	227,913

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B):

Guaranteed Lifetime Withdrawal Benefit Rider.  At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT.

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as either the Annuitant or the Joint Annuitants is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are examples of the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

C-1

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

C-2

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
0 - 5	0%
6 -10	0.5%
11 and later	1.0%

The Waiting Bonus will only be applied to purchase payments made prior to the first contract anniversary. Purchase payments made after the first contract anniversary will become part of the Withdrawal Base but will not receive the Waiting Bonus.

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

C-3

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Guarantee Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)	is each purchase payment received after the rider effective date but prior to the first withdrawal accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

C-4

(c)	the highest Contract Value as of a contract anniversary date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees;

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.  If the Annuitant dies and the Joint Annuitant is still alive, the Joint Annuitant can surrender the Contract and get a Death Benefit equal to the Contract Value. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

If the Annuitant dies and the Joint Annuitant is still alive, a Death Benefit equal to the Contract Value is payable and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see “What Charges Do I Pay?” in this prospectus.

Termination of Rider.  This Rider will terminate:

(a)	on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

C-5

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees; or

(e)	upon annuitization.

C-6

PennFreedom is issued by The Penn Mutual Life Insurance Company on Policy Form LVA-01 and state variations thereof.

©2010 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 www.pennmutual.com

PM1438	5/10

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2010

PENNFREEDOM

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2010 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the daily administration charge. On an annual basis, the sum of such charges equals 1.45% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your assets in the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit value next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the Accumulation Unit value computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company (“Penn Mutual”), serves as principal underwriter of the Contracts. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2009, 2008 and 2007, Penn Mutual paid HTK commissions of approximately $220,185, $162,609 and $139,716, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid. The offering of the Contract is continuous, and Penn Mutual does not anticipate discontinuing the offering of the Contract, although we reserve the right to do so.

CUSTODIAN

Penn Mutual is custodian of the assets held in the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Company as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of the Penn Mutual Variable Annuity Account III of the Company as of December 31, 2009 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1700, Philadelphia, PA 19103.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1701 Market Street, Philadelphia, PA.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company appear on the following pages. The consolidated financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2009

and for the periods presented

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Assets:
Investments at fair value	$2,645,191,599	$109,311,507	$73,445,379	$200,962,324
Dividends receivable	966	966	—	—
Receivable for securities sold	3,807,000	—	—	—

Liabilities:
Payable for securities purchased	4,197,534	26,296	660,177	2,217,295

Total Net Assets	$2,644,802,031	$109,286,177	$72,785,202	$198,745,029

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies		$54,998,847	$30,352,661	$87,279,662
Diversifier II/Optimizer/Retirement Planner VA Policies		7,743,582	3,471,821	18,500,633
Olympia XT Advisor Policies		—	—	—
Penn Freedom Advisor Policies		—	—	—
Pennant Select Policies		19,336,981	13,713,401	33,598,751
PennFreedom Policies		27,206,767	25,247,319	59,365,983

Total Net Assets		$109,286,177	$72,785,202	$198,745,029

Commander/Enhanced Credit VA accumulation of unit values		$12.03	$13.44	$15.64

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values		$24.57	$16.81	$35.02

Olympia XT Advisor accumulation of unit values		$—	$—	$—

Penn Freedom Advisor accumulation of unit values		$—	$—	$—

Pennant Select accumulation of unit values		$11.99	$13.52	$15.73

PennFreedom accumulation of unit values		$10.73	$11.88	$13.15

Cost of Investments	$2,793,173,042	$109,286,177	$71,799,596	$192,843,341

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Assets:
Investments at fair value	$67,059,940	$997,348,149	$36,183,509	$76,544,413
Dividends receivable	—	—	—	—
Receivable for securities sold	104,703	—	—	594,208

Liabilities:
Payable for securities purchased	—	515,791	37,709	—

Total Net Assets	$67,164,643	$996,832,358	$36,145,800	$77,138,621

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$27,318,787	$435,854,623	$12,750,962	$30,207,514
Diversifier II/Optimizer/Retirement Planner VA Policies	13,840,416	182,442,455	11,076,674	20,744,512
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	11,008,923	146,635,255	7,012,262	10,841,327
PennFreedom Policies	14,996,517	231,900,025	5,305,902	15,345,268

Total Net Assets	$67,164,643	$996,832,358	$36,145,800	$77,138,621

Commander/Enhanced Credit VA accumulation of unit values	$16.92	$23.96	$9.88	$5.66

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$59.73	$143.88	$9.90	$38.76

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$17.02	$24.09	$9.88	$5.69

PennFreedom accumulation of unit values	$16.22	$17.32	$9.87	$8.07

Cost of Investments	$62,996,077	$1,074,674,387	$36,006,436	$81,127,401

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Assets:
Investments at fair value	$18,457,145	$52,686,466	$78,462,491	$73,394,083
Dividends receivable	—	—	—	—
Receivable for securities sold	84,228	157,143	—	55,552

Liabilities:
Payable for securities purchased	—	—	323,778	—

Total Net Assets	$18,541,373	$52,843,609	$78,138,713	$73,449,635

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$7,976,929	$13,513,214	$22,389,965	$26,788,100
Diversifier II/Optimizer/Retirement Planner VA Policies	1,730,730	24,586,801	34,864,657	17,804,516
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	3,426,369	8,302,415	10,622,750	11,814,560
PennFreedom Policies	5,407,345	6,441,179	10,261,341	17,042,459

Total Net Assets	$18,541,373	$52,843,609	$78,138,713	$73,449,635

Commander/Enhanced Credit VA accumulation of unit values	$8.78	$8.21	$10.76	$8.36

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$8.89	$8.22	$44.86	$8.37

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$8.82	$8.21	$10.82	$8.36

PennFreedom accumulation of unit values	$8.75	$8.20	$10.29	$8.35

Cost of Investments	$20,137,606	$59,519,632	$97,570,476	$80,971,489

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$93,359,204	$46,835,686	$54,494,766	$25,697,330
Dividends receivable	—	—	—	—
Receivable for securities sold	208,696	101,111	124,046	50,336

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$93,567,900	$46,936,797	$54,618,812	$25,747,666

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$38,078,663	$19,231,067	$24,744,832	$11,200,777
Diversifier II/Optimizer/Retirement Planner VA Policies	18,910,155	8,765,349	12,584,062	2,035,470
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	15,331,529	8,171,226	9,582,923	5,033,415
PennFreedom Policies	21,247,553	10,769,155	7,706,995	7,478,004

Total Net Assets	$93,567,900	$46,936,797	$54,618,812	$25,747,666

Commander/Enhanced Credit VA accumulation of unit values	$9.31	$7.00	$16.68	$11.29

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$14.56	$15.20	$21.63	$11.43

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$9.36	$7.03	$16.77	$11.34

PennFreedom accumulation of unit values	$10.12	$11.29	$13.99	$11.25

Cost of Investments	$100,167,736	$48,123,646	$62,819,635	$31,788,316

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets:
Investments at fair value	$6,735,947	$4,884,608	$40,008,686	$79,029,043
Dividends receivable	—	—	—	—
Receivable for securities sold	—	17,350	—	96,239

Liabilities:
Payable for securities purchased	14,918	—	171,596	—

Total Net Assets	$6,721,029	$4,901,958	$39,837,090	$79,125,282

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$3,135,980	$1,982,536	$15,705,722	$36,806,670
Diversifier II/Optimizer/Retirement Planner VA Policies	638,385	416,376	11,444,817	15,906,433
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	940,375	614,514	6,901,951	13,164,461
PennFreedom Policies	2,006,289	1,888,532	5,784,600	13,247,718

Total Net Assets	$6,721,029	$4,901,958	$39,837,090	$79,125,282

Commander/Enhanced Credit VA accumulation of unit values	$9.83	$9.76	$12.43	$20.05

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$9.85	$9.78	$23.17	$29.30

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$9.84	$9.77	$12.49	$20.16

PennFreedom accumulation of unit values	$9.82	$9.76	$7.62	$15.64

Cost of Investments	$5,679,745	$3,876,846	$41,327,382	$89,898,349

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Assets:
Investments at fair value	$4,443,990	$9,631,852	$157,556,543	$66,619,435
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	264,100	156,869

Liabilities:
Payable for securities purchased	7,736	213,696	—	—

Total Net Assets	$4,436,254	$9,418,156	$157,820,643	$66,776,304

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$1,242,766	$2,829,931	$67,537,051	$32,015,608
Diversifier II/Optimizer/Retirement Planner VA Policies	59,466	226,147	32,298,109	10,172,629
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	580,371	1,175,901	21,367,399	9,664,658
PennFreedom Policies	2,553,651	5,186,177	36,618,084	14,923,409

Total Net Assets	$4,436,254	$9,418,156	$157,820,643	$66,776,304

Commander/Enhanced Credit VA accumulation of unit values	$8.67	$9.02	$14.54	$9.77

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$8.69	$9.03	$32.15	$9.79

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$8.67	$9.02	$14.62	$9.78

PennFreedom accumulation of unit values	$8.66	$9.01	$18.54	$9.77

Cost of Investments	$3,761,793	$8,224,367	$202,432,025	$59,046,683

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	REIT Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Assets:
Investments at fair value	$32,246,748	$12,682,272	$57,101,113	$96,370,128
Dividends receivable	—	—	—	—
Receivable for securities sold	464,010	2,478	13,413	1,285,441

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$32,710,758	$12,684,750	$57,114,526	$97,655,569

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$15,341,686	$4,952,201	$30,222,403	$33,957,268
Diversifier II/Optimizer/Retirement Planner VA Policies	2,924,654	126,820	916,663	1,287,521
Olympia XT Advisor Policies	—	—	—	—
Penn Freedom Advisor Policies	—	—	—	—
Pennant Select Policies	5,165,322	1,662,710	10,061,889	24,490,860
PennFreedom Policies	9,279,096	5,943,019	15,913,571	37,919,920

Total Net Assets	$32,710,758	$12,684,750	$57,114,526	$97,655,569

Commander/Enhanced Credit VA accumulation of unit values	$14.37	$8.93	$9.73	$9.61

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$14.53	$8.95	$9.75	$9.63

Olympia XT Advisor accumulation of unit values	$—	$—	$—	$—

Penn Freedom Advisor accumulation of unit values	$—	$—	$—	$—

Pennant Select accumulation of unit values	$14.42	$8.94	$9.74	$9.62

PennFreedom accumulation of unit values	$14.31	$8.93	$9.72	$9.60

Cost of Investments	$35,721,337	$10,661,742	$48,018,959	$86,405,766

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund	High Income Bond Fund II
Assets:
Investments at fair value	$41,812,915	$30,688,634	$18,352	$264,441
Dividends receivable	—	—	—	—
Receivable for securities sold	27,034	—	1	10

Liabilities:
Payable for securities purchased	—	8,542	—	—

Total Net Assets	$41,839,949	$30,680,092	$18,353	$264,451

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$15,872,491	$9,869,869	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	1,924,039	371,526	—	—
Olympia XT Advisor Policies	—	—	—	217,587
Penn Freedom Advisor Policies	—	—	18,353	46,864
Pennant Select Policies	9,240,056	9,436,496	—	—
PennFreedom Policies	14,803,363	11,002,201	—	—

Total Net Assets	$41,839,949	$30,680,092	$18,353	$264,451

Commander/Enhanced Credit VA accumulation of unit values	$9.86	$10.15	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$9.88	$10.17	$—	$—

Olympia XT Advisor accumulation of unit values	$—	$—	$9.04	$15.71

Penn Freedom Advisor accumulation of unit values	$—	$—	$8.90	$15.47

Pennant Select accumulation of unit values	$9.87	$10.16	$—	$—

PennFreedom accumulation of unit values	$9.86	$10.14	$—	$—

Cost of Investments	$38,211,067	$29,046,890	$20,736	$207,001

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	Financial Services Fund	Health Care Fund	Russell 2000 1.5x Strategy Fund	Nova Fund
Assets:
Investments at fair value	$—	$—	$49,048	$187,766
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	2	7

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$49,050	$187,773

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Olympia XT Advisor Policies	—	—	39,492	187,773
Penn Freedom Advisor Policies	—	—	9,558	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$—	$—	$49,050	$187,773

Commander/Enhanced Credit VA accumulation of unit values	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$—	$—	$—	$—

Olympia XT Advisor accumulation of unit values	$6.65	$12.27	$8.73	$7.81

Penn Freedom Advisor accumulation of unit values	$6.55	$12.09	$8.60	$7.69

Pennant Select accumulation of unit values	$—	$—	$—	$—

PennFreedom accumulation of unit values	$—	$—	$—	$—

Cost of Investments	$—	$—	$44,050	$138,945

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	NASDAQ-100 Fund	Technology Fund	Inverse S&P 500 Strategy Fund	Government Long Bond 1.2x Strategy Fund
Assets:
Investments at fair value	$108,294	$30,102	$1,218	$8,081
Dividends receivable	—	—	—	—
Receivable for securities sold	4	1	—	—

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$108,298	$30,103	$1,218	$8,081

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Olympia XT Advisor Policies	108,298	30,103	—	8,081
Penn Freedom Advisor Policies	—	—	1,218	—
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$108,298	$30,103	$1,218	$8,081

Commander/Enhanced Credit VA accumulation of unit values	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$—	$—	$—	$—

Olympia XT Advisor accumulation of unit values	$12.33	$11.38	$6.70	$13.28

Penn Freedom Advisor accumulation of unit values	$12.15	$11.21	$6.60	$13.08

Pennant Select accumulation of unit values	$—	$—	$—	$—

PennFreedom accumulation of unit values	$—	$—	$—	$—

Cost of Investments	$105,851	$27,104	$1,718	$13,048

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2009

(continued)

	U.S. Government Money Market Fund	Utilities Fund	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$331,250	$—	$86,188	$52,553
Dividends receivable	—	—	—	—
Receivable for securities sold	13	—	3	2

Liabilities:
Payable for securities purchased	—	—	—	—

Total Net Assets	$331,263	$—	$86,191	$52,555

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policy owners:
Commander/Enhanced Credit VA Policies	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA Policies	—	—	—	—
Olympia XT Advisor Policies	230,241	—	65,525	30,166
Penn Freedom Advisor Policies	101,022	—	20,666	22,389
Pennant Select Policies	—	—	—	—
PennFreedom Policies	—	—	—	—

Total Net Assets	$331,263	$—	$86,191	$52,555

Commander/Enhanced Credit VA accumulation of unit values	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA accumulation of unit values	$—	$—	$—	$—

Olympia XT Advisor accumulation of unit values	$10.06	$11.42	$10.73	$13.17

Penn Freedom Advisor accumulation of unit values	$9.91	$11.25	$10.72	$12.97

Pennant Select accumulation of unit values	$—	$—	$—	$—

PennFreedom accumulation of unit values	$—	$—	$—	$—

Cost of Investments	$331,263	$—	$74,234	$64,190

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

	Total	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund
Net Investment Income (Loss):
Dividends	$2,503,608	$709,803	$—	$27,913

Expense:
Mortality and expense risk and administration charges	26,822,734	1,860,996	785,819	2,083,049

Net investment income (loss)	(24,319,126)	(1,151,193)	(785,819)	(2,055,136)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(110,488,521)	—	281,814	48,844
Realized gains distributions	1,361,371	—	—	1,319,013

Net realized gain (loss) from investment transactions	(109,127,150)	—	281,814	1,367,857
Net change in unrealized gain (loss) of investments	625,486,975	—	883,694	7,992,777

Net realized and unrealized gain (loss) on investments	516,359,825	—	1,165,508	9,360,634

Net increase (decrease) in net assets resulting from operations	$492,040,699	$(1,151,193)	$379,689	$7,305,498

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	High Yield Bond Fund	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund
Net Investment Income (Loss):
Dividends	$—	$130,515	$—	$6,347

Expense:
Mortality and expense risk and administration charges	631,646	10,177,793	397,216	768,752

Net investment income (loss)	(631,646)	(10,047,278)	(397,216)	(762,405)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(2,846,699)	(28,785,452)	(1,512,482)	(5,793,211)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(2,846,699)	(28,785,452)	(1,512,482)	(5,793,211)
Net change in unrealized gain (loss) of investments	21,568,013	259,978,574	6,714,894	28,212,229

Net realized and unrealized gain (loss) on investments	18,721,314	231,193,122	5,202,412	22,419,018

Net increase (decrease) in net assets resulting from operations	$18,089,668	$221,145,844	$4,805,196	$21,656,613

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$21,108	$—	$—

Expense:
Mortality and expense risk and administration charges	172,328	555,894	831,033	784,241

Net investment income (loss)	(172,328)	(534,786)	(831,033)	(784,241)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(1,669,626)	(4,487,973)	(6,133,356)	(4,141,617)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(1,669,626)	(4,487,973)	(6,133,356)	(4,141,617)
Net change in unrealized gain (loss) of investments	6,194,759	18,382,257	25,308,956	14,953,368

Net realized and unrealized gain (loss) on investments	4,525,133	13,894,284	19,175,600	10,811,751

Net increase (decrease) in net assets resulting from operations	$4,352,805	$13,359,498	$18,344,567	$10,027,510

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	973,642	460,604	532,084	264,316

Net investment income (loss)	(973,642)	(460,604)	(532,084)	(264,316)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(5,559,069)	(2,365,261)	(6,213,015)	(3,952,511)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(5,559,069)	(2,365,261)	(6,213,015)	(3,952,511)
Net change in unrealized gain (loss) of investments	24,919,911	17,173,149	23,368,070	9,129,729

Net realized and unrealized gain (loss) on investments	19,360,842	14,807,888	17,155,055	5,177,218

Net increase (decrease) in net assets resulting from operations	$18,387,200	$14,347,284	$16,622,971	$4,912,902

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	42,405	31,613	381,165	827,140

Net investment income (loss)	(42,405)	(31,613)	(381,165)	(827,140)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	367,906	146,452	(6,316,790)	(9,421,137)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	367,906	146,452	(6,316,790)	(9,421,137)
Net change in unrealized gain (loss) of investments	1,106,643	1,034,871	20,032,331	26,433,762

Net realized and unrealized gain (loss) on investments	1,474,549	1,181,323	13,715,541	17,012,625

Net increase (decrease) in net assets resulting from operations	$1,432,144	$1,149,710	$13,334,376	$16,185,485

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Small Cap Index Fund	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund
Net Investment Income (Loss):
Dividends	$—	$514	$1,561,977	$9,650

Expense:
Mortality and expense risk and administration charges	25,860	48,708	1,643,964	583,121

Net investment income (loss)	(25,860)	(48,194)	(81,987)	(573,471)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	95,562	183,960	(9,094,973)	(3,243,440)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	95,562	183,960	(9,094,973)	(3,243,440)
Net change in unrealized gain (loss) of investments	671,722	1,191,734	35,535,789	26,853,355

Net realized and unrealized gain (loss) on investments	767,284	1,375,694	26,440,816	23,609,915

Net increase (decrease) in net assets resulting from operations	$741,424	$1,327,500	$26,358,829	$23,036,444

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	REIT Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk and administration charges	310,551	84,128	398,685	625,576

Net investment income (loss)	(310,551)	(84,128)	(398,685)	(625,576)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(10,589,802)	180,175	(77,833)	88,199
Realized gains distributions	—	1,225	9,220	12,901

Net realized gain (loss) from investment transactions	(10,589,802)	181,400	(68,613)	101,100
Net change in unrealized gain (loss) of investments	18,829,100	1,992,913	9,234,257	11,652,028

Net realized and unrealized gain (loss) on investments	8,239,298	2,174,313	9,165,644	11,753,128

Net increase (decrease) in net assets resulting from operations	$7,928,747	$2,090,185	$8,766,959	$11,127,552

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Moderately Conservative Allocation Fund	Conservative Allocation Fund	V.I. Capital Appreciation Fund	High Income Bond Fund II
Net Investment Income (Loss):
Dividends	$32	$157	$106	$30,428

Expense:
Mortality and expense risk and administration charges	298,201	226,289	460	3,673

Net investment income (loss)	(298,169)	(226,132)	(354)	26,755

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	241,907	159,429	(9,064)	5,909
Realized gains distributions	—	15,172	—	—

Net realized gain (loss) from investment transactions	241,907	174,601	(9,064)	5,909
Net change in unrealized gain (loss) of investments	3,954,919	1,899,729	15,118	80,299

Net realized and unrealized gain (loss) on investments	4,196,826	2,074,330	6,054	86,208

Net increase (decrease) in net assets resulting from operations	$3,898,657	$1,848,198	$5,700	$112,963

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	Financial Services Fund	Health Care Fund	Russell 2000 1.5x Strategy Fund	Nova Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$1,502

Expense:
Mortality and expense risk and administration charges	209	24	547	1,749

Net investment income (loss)	(209)	(24)	(547)	(247)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(9,048)	(1,756)	799	(24,469)
Realized gains distributions	—	—	—	—

Net realized gain (loss) from investment transactions	(9,048)	(1,756)	799	(24,469)
Net change in unrealized gain (loss) of investments	14,488	1,664	11,049	79,555

Net realized and unrealized gain (loss) on investments	5,440	(92)	11,848	55,086

Net increase (decrease) in net assets resulting from operations	$5,231	$(116)	$11,301	$54,839

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	NASDAQ-100 Fund	Technology Fund	Inverse S&P 500 Strategy Fund	Government Long Bond 1.2x Strategy Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$497

Expense:
Mortality and expense risk and administration charges	375	209	22	374

Net investment income (loss)	(375)	(209)	(22)	123

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	(859)	2,444	(1)	61,743
Realized gains distributions	—	—	—	3,725

Net realized gain (loss) from investment transactions	(859)	2,444	(1)	65,468
Net change in unrealized gain (loss) of investments	13,982	6,248	(462)	(89,226)

Net realized and unrealized gain (loss) on investments	13,123	8,692	(463)	(23,758)

Net increase (decrease) in net assets resulting from operations	$12,748	$8,483	$(485)	$(23,635)

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2009

(continued)

	U.S. Government Money Market Fund	Utilities Fund	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$98	$—	$1,774	$1,187

Expense:
Mortality and expense risk and administration charges	5,895	244	1,347	787

Net investment income (loss)	(5,797)	(244)	427	400

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	(13,073)	(52,911)	(38,236)
Realized gains distributions	115	—	—	—

Net realized gain (loss) from investment transactions	115	(13,073)	(52,911)	(38,236)
Net change in unrealized gain (loss) of investments	—	13,215	74,029	63,483

Net realized and unrealized gain (loss) on investments	115	142	21,118	25,247

Net increase (decrease) in net assets resulting from operations	$(5,682)	$(102)	$21,545	$25,647

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	Total		Money Market Fund		Limited Maturity Bond Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(24,319,126)	$25,866,265	$(1,151,193)	$1,424,700	$(785,819)	$1,299,530
Net realized gains (losses) from investment transactions	(109,127,150)	(32,187,117)	—	—	281,814	119,096
Net change in unrealized gain (loss) of investments	625,486,975	(806,531,136)	—	—	883,694	567,414

Net increase (decrease) in net assets resulting from operations	492,040,699	(812,851,988)	(1,151,193)	1,424,700	379,689	1,986,040

Variable Annuity Activities:
Purchase payments	353,205,393	266,058,079	20,925,866	20,698,457	10,623,498	11,062,967
Surrender benefits	(207,689,781)	(230,828,729)	(41,478,287)	(24,302,796)	(5,310,674)	(5,922,537)
Net transfers	214,026,294	48,782,924	(22,032,878)	108,574,866	10,565,148	7,157,695
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(76,148)	(198,387)	—	(279)	—	—
Contract administration charges	(8,852,657)	(7,222,314)	(618,110)	(363,461)	(312,841)	(209,575)
Annuity benefits	(14,447,252)	(43,413,785)	(1,255,493)	(2,489,286)	(682,650)	(1,745,735)

Net increase (decrease) in net assets resulting from variable annuity activities	336,165,849	33,177,788	(44,458,902)	102,117,501	14,882,481	10,342,815

Total increase (decrease) in net assets	828,206,548	(779,674,200)	(45,610,095)	103,542,201	15,262,170	12,328,855
Net Assets:
Beginning of year	1,816,595,483	2,596,269,683	154,896,272	51,354,071	57,523,032	45,194,177

End of year	$2,644,802,031	$1,816,595,483	$109,286,177	$154,896,272	$72,785,202	$57,523,032

	Quality Bond Fund		High Yield Bond Fund		Flexibly Managed Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(2,055,136)	$4,954,920	$(631,646)	$3,974,504	$(10,047,278)	$13,085,484
Net realized gains (losses) from investment transactions	1,367,857	2,340,340	(2,846,699)	(2,531,070)	(28,785,452)	16,762,843
Net change in unrealized gain (loss) of investments	7,992,777	(2,076,525)	21,568,013	(14,320,673)	259,978,574	(324,443,270)

Net increase (decrease) in net assets resulting from operations	7,305,498	5,218,735	18,089,668	(12,877,239)	221,145,844	(294,594,943)

Variable Annuity Activities:
Purchase payments	24,897,897	18,737,927	8,253,791	4,135,618	97,322,778	88,622,973
Surrender benefits	(15,482,121)	(15,365,209)	(4,592,943)	(6,682,091)	(73,102,578)	(80,599,409)
Net transfers	42,037,690	4,611,438	9,502,159	(3,912,354)	54,414,646	(50,892,338)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(1,421)	(1,412)	(1,518)	(1,324)	(25,008)	(131,229)
Contract administration charges	(725,022)	(513,601)	(173,736)	(128,194)	(3,293,792)	(2,910,141)
Annuity benefits	(1,469,630)	(2,891,512)	(413,915)	(1,445,216)	(5,282,502)	(19,273,560)

Net increase (decrease) in net assets resulting from variable annuity activities	49,257,393	4,577,631	12,573,838	(8,033,561)	70,033,544	(65,183,704)

Total increase (decrease) in net assets	56,562,891	9,796,366	30,663,506	(20,910,800)	291,179,388	(359,778,647)
Net Assets:
Beginning of year	142,182,138	132,385,772	36,501,137	57,411,937	705,652,970	1,065,431,617

End of year	$198,745,029	$142,182,138	$67,164,643	$36,501,137	$996,832,358	$705,652,970

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Balanced Fund		Large Growth Stock Fund*		Large Cap Growth Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(397,216)	$1,093,134	$(762,405)	$(725,331)	$(172,328)	$(138,299)
Net realized gains (losses) from investment transactions	(1,512,482)	(1,287,293)	(5,793,211)	(5,916,587)	(1,669,626)	(233,064)
Net change in unrealized gain (loss) of investments	6,714,894	(6,575,530)	28,212,229	(29,957,228)	6,194,759	(7,982,122)

Net increase (decrease) in net assets resulting from operations	4,805,196	(6,769,689)	21,656,613	(36,599,146)	4,352,805	(8,353,485)

Variable Annuity Activities:
Purchase payments	5,101,114	1,169,087	9,564,155	9,329,936	3,724,900	1,511,238
Surrender benefits	(3,274,585)	(1,839,434)	(4,320,996)	(6,540,798)	(1,076,979)	(1,483,300)
Net transfers	(1,894,329)	39,509,776	721,153	1,936,985	1,248,415	(497,534)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(113,929)	(33,807)	(276,819)	(247,645)	(58,411)	(53,331)
Annuity benefits	(437,890)	(75,710)	(379,545)	(1,007,087)	(112,157)	(202,454)

Net increase (decrease) in net assets resulting from variable annuity activities	(619,619)	38,729,912	5,307,948	3,471,391	3,725,768	(725,381)

Total increase (decrease) in net assets	4,185,577	31,960,223	26,964,561	(33,127,755)	8,078,573	(9,078,866)
Net Assets:
Beginning of year	31,960,223	—	50,174,060	83,301,815	10,462,800	19,541,666

End of year	$36,145,800	$31,960,223	$77,138,621	$50,174,060	$18,541,373	$10,462,800

	Large Core Growth Fund		Large Cap Value Fund		Large Core Value Fund
	2009	2008(a)	2009	2008	2009	2008(a)
Operations:
Net investment income (loss)	$(534,786)	$(126,035)	$(831,033)	$360,649	$(784,241)	$286,038
Net realized gains (losses) from investment transactions	(4,487,973)	(2,110,952)	(6,133,356)	(376,487)	(4,141,617)	(2,022,428)
Net change in unrealized gain (loss) of investments	18,382,257	(25,058,280)	25,308,956	(53,354,018)	14,953,368	(22,475,222)

Net increase (decrease) in net assets resulting from operations	13,359,498	(27,295,267)	18,344,567	(53,369,856)	10,027,510	(24,211,612)

Variable Annuity Activities:
Purchase payments	2,954,389	751,945	7,761,091	4,186,661	6,652,989	1,312,183
Surrender benefits	(4,754,851)	(2,597,432)	(7,232,809)	(10,918,966)	(5,754,647)	(3,181,744)
Net transfers	(184,674)	71,043,925	(181,097)	(6,374,467)	1,717,963	87,812,673
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(12,330)	(17,099)	(17,124)	(6,702)
Contract administration charges	(128,943)	(45,567)	(173,298)	(193,412)	(264,504)	(85,699)
Annuity benefits	(155,785)	(103,629)	(673,512)	(1,377,182)	(407,065)	(144,586)

Net increase (decrease) in net assets resulting from variable annuity activities	(2,269,864)	69,049,242	(511,955)	(14,694,465)	1,927,612	85,706,125

Total increase (decrease) in net assets	11,089,634	41,753,975	17,832,612	(68,064,321)	11,955,122	61,494,513
Net Assets:
Beginning of year	41,753,975	—	60,306,101	128,370,422	61,494,513	—

End of year	$52,843,609	$41,753,975	$78,138,713	$60,306,101	$73,449,635	$61,494,513

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
*	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Index 500 Fund		Mid Cap Growth Fund		Mid Cap Value Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(973,642)	$838,152	$(460,604)	$(600,415)	$(532,084)	$(190,277)
Net realized gains (losses) from investment transactions	(5,559,069)	(1,567,388)	(2,365,261)	1,006,044	(6,213,015)	(2,859,192)
Net change in unrealized gain (loss) of investments	24,919,911	(40,690,907)	17,173,149	(30,679,304)	23,368,070	(30,092,829)

Net increase (decrease) in net assets resulting from operations	18,387,200	(41,420,143)	14,347,284	(30,273,675)	16,622,971	(33,142,298)

Variable Annuity Activities:
Purchase payments	9,843,728	11,379,172	4,136,446	5,076,444	5,856,025	4,791,340
Surrender benefits	(5,967,273)	(9,182,318)	(2,876,470)	(4,825,771)	(3,846,827)	(5,768,948)
Net transfers	634,264	3,804,330	803,240	(48,877)	1,437,747	(4,607,387)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(2,006)	(2,597)	—	—	—	—
Contract administration charges	(361,648)	(325,877)	(175,296)	(165,311)	(148,277)	(152,950)
Annuity benefits	(499,349)	(1,829,265)	(165,856)	(583,820)	(486,473)	(693,745)

Net increase (decrease) in net assets resulting from variable annuity activities	3,647,716	3,843,445	1,722,064	(547,335)	2,812,195	(6,431,690)

Total increase (decrease) in net assets	22,034,916	(37,576,698)	16,069,348	(30,821,010)	19,435,166	(39,573,988)
Net Assets:
Beginning of year	71,532,984	109,109,682	30,867,449	61,688,459	35,183,646	74,757,634

End of year	$93,567,900	$71,532,984	$46,936,797	$30,867,449	$54,618,812	$35,183,646

	Mid Core Value Fund**		SMID Cap Growth Fund		SMID Cap Value Fund
	2009	2008	2009	2008(a)	2009	2008(a)
Operations:
Net investment income (loss)	$(264,316)	$127,711	$(42,405)	$(1,054)	$(31,613)	$957
Net realized gains (losses) from investment transactions	(3,952,511)	(2,235,767)	367,906	(19,359)	146,452	(10,951)
Net change in unrealized gain (loss) of investments	9,129,729	(11,204,731)	1,106,643	(65,358)	1,034,871	(9,759)

Net increase (decrease) in net assets resulting from operations	4,912,902	(13,312,787)	1,432,144	(85,771)	1,149,710	(19,753)

Variable Annuity Activities:
Purchase payments	2,739,240	5,208,115	1,310,862	314,210	1,753,406	243,435
Surrender benefits	(1,286,270)	(1,811,667)	(149,683)	(1,912)	(118,413)	(1,046)
Net transfers	(275,533)	(1,447,567)	3,688,419	226,858	1,773,257	131,193
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(108,993)	(93,266)	(13,373)	(725)	(9,467)	(364)
Annuity benefits	(219,369)	(503,105)	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	849,075	1,352,510	4,836,225	538,431	3,398,783	373,218

Total increase (decrease) in net assets	5,761,977	(11,960,277)	6,268,369	452,660	4,548,493	353,465
Net Assets:
Beginning of year	19,985,689	31,945,966	452,660	—	353,465	—

End of year	$25,747,666	$19,985,689	$6,721,029	$452,660	$4,901,958	$353,465

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
**	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Small Cap Growth Fund		Small Cap Value Fund		Small Cap Index Fund
	2009	2008	2009	2008	2009	2008(a)
Operations:
Net investment income (loss)	$(381,165)	$(421,540)	$(827,140)	$(342,404)	$(25,860)	$943
Net realized gains (losses) from investment transactions	(6,316,790)	(4,765,683)	(9,421,137)	(5,227,891)	95,562	(16,962)
Net change in unrealized gain (loss) of investments	20,032,331	(18,280,621)	26,433,762	(19,549,283)	671,722	2,739

Net increase (decrease) in net assets resulting from operations	13,334,376	(23,467,844)	16,185,485	(25,119,578)	741,424	(13,280)

Variable Annuity Activities:
Purchase payments	3,309,764	3,036,694	8,417,054	6,849,713	2,429,666	121,969
Surrender benefits	(2,335,568)	(3,874,099)	(6,055,486)	(8,355,430)	(58,485)	(209)
Net transfers	2,624,461	(536,197)	(1,710,294)	(8,251,223)	1,094,176	126,706
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	(14,992)	(19,368)	—	—
Contract administration charges	(95,422)	(94,103)	(271,499)	(270,879)	(5,595)	(118)
Annuity benefits	(77,269)	(529,121)	(353,124)	(1,250,785)	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	3,425,966	(1,996,826)	11,659	(11,297,972)	3,459,762	248,348

Total increase (decrease) in net assets	16,760,342	(25,464,670)	16,197,144	(36,417,550)	4,201,186	235,068
Net Assets:
Beginning of year	23,076,748	48,541,418	62,928,138	99,345,688	235,068	—

End of year	$39,837,090	$23,076,748	$79,125,282	$62,928,138	$4,436,254	$235,068

	Developed International Index Fund		International Equity Fund		Emerging Markets Equity Fund
	2009	2008(a)	2009	2008	2009	2008(a)
Operations:
Net investment income (loss)	$(48,194)	$563	$(81,987)	$1,779,460	$(573,471)	$(49,375)
Net realized gains (losses) from investment transactions	183,960	(95)	(9,094,973)	8,734,930	(3,243,440)	(3,916,284)
Net change in unrealized gain (loss) of investments	1,191,734	2,055	35,535,789	(103,200,186)	26,853,355	(19,123,734)

Net increase (decrease) in net assets resulting from operations	1,327,500	2,523	26,358,829	(92,685,796)	23,036,444	(23,089,393)

Variable Annuity Activities:
Purchase payments	4,847,263	228,734	15,211,079	22,462,819	8,915,199	1,811,245
Surrender benefits	(107,458)	(337)	(8,812,851)	(14,029,984)	(3,047,642)	(1,129,344)
Net transfers	3,093,396	38,760	1,674,531	(4,362,165)	6,425,367	54,301,083
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(12,182)	(43)	(633,346)	(626,028)	(217,074)	(57,020)
Annuity benefits	—	—	(744,150)	(2,181,778)	(99,004)	(73,557)

Net increase (decrease) in net assets resulting from variable annuity activities	7,821,019	267,114	6,695,263	1,262,864	11,976,846	54,852,407

Total increase (decrease) in net assets	9,148,519	269,637	33,054,092	(91,422,932)	35,013,290	31,763,014
Net Assets:
Beginning of year	269,637	—	124,766,551	216,189,483	31,763,014	—

End of year	$9,418,156	$269,637	$157,820,643	$124,766,551	$66,776,304	$31,763,014

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	REIT Fund		Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2009	2008	2009	2008(a)	2009	2008(a)	2009	2008(a)
Operations:
Net investment income (loss)	$(310,551)	$742,278	$(84,128)	$11,386	$(398,685)	$180,591	$(625,576)	$243,581
Net realized gains (losses) from investment transactions	(10,589,802)	(3,987,314)	181,400	(8,269)	(68,613)	(21,785)	101,100	(160,289)
Net change in unrealized gain (loss) of investments	18,829,100	(9,930,582)	1,992,913	30,094	9,234,257	(138,691)	11,652,028	(402,225)

Net increase (decrease) in net assets resulting from operations	7,928,747	(13,175,618)	2,090,185	33,211	8,766,959	20,115	11,127,552	(318,933)

Variable Annuity Activities:
Purchase payments	4,880,150	4,256,462	6,795,808	794,525	24,657,638	8,221,607	32,582,358	7,493,379
Surrender benefits	(1,628,647)	(2,594,088)	(6,415)	—	(732,369)	(15,165)	(1,581,254)	(40,919)
Net transfers	(353,071)	(2,033,970)	2,970,618	67,484	14,074,586	2,255,645	43,902,106	4,950,697
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(1,749)	(2,917)	—	—	—	—	—	—
Contract administration charges	(124,721)	(121,275)	(19,289)	(183)	(130,628)	(2,682)	(223,287)	(3,686)
Annuity benefits	(92,827)	(434,569)	(41,194)	—	(1,180)	—	(232,444)	—

Net increase (decrease) in net assets resulting from variable annuity activities	2,679,135	(930,357)	9,699,528	861,826	37,868,047	10,459,405	74,447,479	12,399,471

Total increase (decrease) in net assets	10,607,882	(14,105,975)	11,789,713	895,037	46,635,006	10,479,520	85,575,031	12,080,538
Net Assets:
Beginning of year	22,102,876	36,208,851	895,037	—	10,479,520	—	12,080,538	—

End of year	$32,710,758	$22,102,876	$12,684,750	$895,037	$57,114,526	$10,479,520	$97,655,569	$12,080,538

	Moderately Conservative Allocation Fund		Conservative Allocation Fund		V.I. Capital Appreciation Fund		High Income Bond Fund II
	2009	2008(a)	2009	2008(a)	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(298,169)	$187,510	$(226,132)	$216,470	$(354)	$(1,192)	$26,755	$21,291
Net realized gains (losses) from investment transactions	241,907	(299,602)	174,601	(90,728)	(9,064)	(25,465)	5,909	(51,553)
Net change in unrealized gain (loss) of investments	3,954,919	(326,036)	1,899,729	(266,528)	15,118	(23,323)	80,299	(23,478)

Net increase (decrease) in net assets resulting from operations	3,898,657	(438,128)	1,848,198	(140,786)	5,700	(49,980)	112,963	(53,740)

Variable Annuity Activities:
Purchase payments	12,740,036	1,978,341	4,997,203	831,843	—	—	—	—
Surrender benefits	(1,152,057)	(11,934)	(1,043,068)	(49,342)	(31,150)	(30,122)	(52,143)	(112,989)
Net transfers	18,824,072	6,095,366	17,435,595	7,042,329	(1,022)	1,158	134,250	(156,413)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(90,620)	(3,784)	(68,977)	(8,034)	(156)	(168)	(720)	(711)
Annuity benefits	—	—	(164,869)	—	—	(3,126)	—	(24,816)

Net increase (decrease) in net assets resulting from variable annuity activities	30,321,431	8,057,989	21,155,884	7,816,796	(32,328)	(32,258)	81,387	(294,929)

Total increase (decrease) in net assets	34,220,088	7,619,861	23,004,082	7,676,010	(26,628)	(82,238)	194,350	(348,669)
Net Assets:
Beginning of year	7,619,861	—	7,676,010	—	44,981	127,219	70,101	418,770

End of year	$41,839,949	$7,619,861	$30,680,092	$7,676,010	$18,353	$44,981	$264,451	$70,101

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Financial Services Fund		Health Care Fund		Russell 2000 1.5x Strategy Fund***
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(209)	$(413)	$(24)	$(235)	$(547)	$(952)
Net realized gains (losses) from investment transactions	(9,048)	(13,033)	(1,756)	(7,344)	799	(54,178)
Net change in unrealized gain (loss) of investments	14,488	(1,740)	1,664	(1,056)	11,049	8,313

Net increase (decrease) in net assets resulting from operations	5,231	(15,186)	(116)	(8,635)	11,301	(46,817)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(17,729)	(888)	(5,225)	(6,691)	(28,507)	(24,945)
Net transfers	(3,447)	(633)	(229)	(9,905)	10,162	(31,741)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	0	—	—	—
Contract administration charges	(71)	(58)	(7)	(30)	(176)	(190)
Annuity benefits	—	(1,167)	—	(69)	—	(2,237)

Net increase (decrease) in net assets resulting from variable annuity activities	(21,247)	(2,746)	(5,461)	(16,695)	(18,521)	(59,113)

Total increase (decrease) in net assets	(16,016)	(17,932)	(5,577)	(25,330)	(7,220)	(105,930)
Net Assets:
Beginning of year	16,016	33,948	5,577	30,907	56,270	162,200

End of year	$—	$16,016	$—	$5,577	$49,050	$56,270

	Nova Fund		NASDAQ-100 Fund		Technology Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(247)	$(1,769)	$(375)	$(1,163)	$(209)	$(94)
Net realized gains (losses) from investment transactions	(24,469)	(72,464)	(859)	(47,160)	2,444	(2,295)
Net change in unrealized gain (loss) of investments	79,555	(21,558)	13,982	(21,995)	6,248	(3,072)

Net increase (decrease) in net assets resulting from operations	54,839	(95,791)	12,748	(70,318)	8,483	(5,461)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(31,326)	(18,659)	(29,161)	(21,255)	(3,958)	(47)
Net transfers	129,139	4,900	103,441	(160,003)	22,068	532
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(307)	(300)	(167)	(205)	(28)	(13)
Annuity benefits	—	(51,191)	—	(3,136)	—	(30)

Net increase (decrease) in net assets resulting from variable annuity activities	97,506	(65,250)	74,113	(184,599)	18,082	442

Total increase (decrease) in net assets	152,345	(161,041)	86,861	(254,917)	26,565	(5,019)
Net Assets:
Beginning of year	35,428	196,469	21,437	276,354	3,538	8,557

End of year	$187,773	$35,428	$108,298	$21,437	$30,103	$3,538

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
***	Prior to April 1, 2008, Russell 2000 1.5x Strategy Fund was named Russell 2000 Advantage Fund.

The accompanying notes are an integral part of these financial statements.

28

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

(continued)

	Inverse S&P 500 Strategy Fund****		Government Long Bond 1.2x Strategy Fund*****		U.S. Government Money Market Fund
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(22)	$(99)	$123	$2,515	$(5,797)	$(835)
Net realized gains (losses) from investment transactions	(1)	4,613	65,468	21,036	115	—
Net change in unrealized gain (loss) of investments	(462)	(38)	(89,226)	76,408	—	—

Net increase (decrease) in net assets resulting from operations	(485)	4,476	(23,635)	99,959	(5,682)	(835)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	(6,368)	(210)	(57,461)	(162,190)	(330,714)
Net transfers	(2)	3,797	(305,636)	138,618	(65,107)	318,144
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(11)	(29)	(85)	(462)	(1,262)	(1,449)
Annuity benefits	—	(160)	—	(3,721)	—	(12,960)

Net increase (decrease) in net assets resulting from variable annuity activities	(13)	(2,760)	(305,931)	76,974	(228,559)	(26,979)

Total increase (decrease) in net assets	(498)	1,716	(329,566)	176,933	(234,241)	(27,814)
Net Assets:
Beginning of year	1,716	—	337,647	160,714	565,504	593,318

End of year	$1,218	$1,716	$8,081	$337,647	$331,263	$565,504

	Utilities Fund		Equity Income Portfolio II		International Stock Portfolio
	2009	2008	2009	2008	2009	2008
Operations:
Net investment income (loss)	$(244)	$(658)	$427	$1,690	$400	$250
Net realized gains (losses) from investment transactions	(13,073)	(14,162)	(52,911)	(60,082)	(38,236)	(21,999)
Net change in unrealized gain (loss) of investments	13,215	(6,481)	74,029	(39,427)	63,483	(61,694)

Net increase (decrease) in net assets resulting from operations	(102)	(21,301)	21,545	(97,819)	25,647	(83,443)

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	(33,370)	(6,563)	(68,731)	(51,072)	(38,375)	(25,784)
Net transfers	(128)	(29,133)	(27,020)	(32,121)	(1,308)	(62,359)
Considerations for supplementary contracts with life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(142)	(115)	(251)	(451)	(175)	(279)
Annuity benefits	—	(1,940)	—	(4,106)	—	(4,254)

Net increase (decrease) in net assets resulting from variable annuity activities	(33,640)	(37,751)	(96,002)	(87,750)	(39,858)	(92,676)

Total increase (decrease) in net assets	(33,742)	(59,052)	(74,457)	(185,569)	(14,211)	(176,119)
Net Assets:
Beginning of year	33,742	92,794	160,648	346,217	66,766	242,885

End of year	$—	$33,742	$86,191	$160,648	$52,555	$66,766

(a)	For the period from August 25, 2008 (date fund became available for investment to contract owners) to December 31, 2008.
****	Prior to April 1, 2008, Inverse S&P 500 Strategy Fund was named Inverse S&P 500 Index Fund.
*****	Prior to April 1, 2008, Government Long Bond 1.2x Strategy Fund was named Government Long Bond Advantage Fund.

The accompanying notes are an integral part of these financial statements.

29

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2009

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, and Retirement Planner VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are clearly identified and distinguished from Penn Mutual’s other assets and liabilities. The portion of Account III’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Penn Mutual may conduct.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported values of assets and liabilities as of December 31, 2009 and the reported amounts from operations and contract transactions during 2009 and 2008. Actual results could differ significantly with those estimates. The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, REIT, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; AIM Variable Insurance Funds (“AIM”): V.I. Capital Appreciation Fund; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, AIM, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The investment in shares of these funds or portfolios are carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Dividend income and realized gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis.

All dividend distributions received from the Underlying Funds are reinvested in additional shares of the Underlying Funds and are recorded by the Account III on the ex-dividend date. The Penn Series Funds may utilize consent dividends to effectively distribute income for income tax purposes. The Account consents to treat these amounts as dividend income for tax purposes although they are not paid by the Underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to Account III for federal income taxes. Penn Mutual will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

30

Note 2.    Significant Accounting Policies (continued)

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Internal Revenue Service has issued regulations under section 817(h) of IRC. Penn Mutual believes that Account III satisfies the current requirements of the regulations, and it intends that Account III will continue to meet such requirements. During 2009, the Penn Series Limited Maturity Bond Fund, one of the underlying investments of the segregated account, failed to meet the applicable asset diversification limits for a period of time by holding Treasury securities in excess of the prescribed limitation. The Penn Series Limited Maturity Bond Fund was brought back into compliance with the diversification limits before year end. Penn Mutual has entered into negotiations with the Internal Revenue Service (the “IRS”) in order to reach a closing agreement to remedy the noncompliance period. In addition, Penn Mutual has agreed to pay any compliance fee and other costs associated with this non compliance. Accordingly, this matter resulted in no impact to the contract owners. Penn Mutual believes, subject to the finalization of the closing agreement with the IRS, that Account III satisfies the current requirements of the regulations, and it intends that Account III will continue to meet such requirements.

Recent Accounting Pronouncements — In June 2009, the Financial Accounting Standards Board (“FASB”) approved FASB Accounting Standards Codification. This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. It establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. Relevant portions of authoritative content, issued by the SEC, for SEC registrants, have been included in the Codification. After the effective date, all nongrandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed nonauthoritative. Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

FAIR VALUE MEASUREMENT — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market.

The fair value of all the investments in the respective Fund Portfolios listed above, are at net asset values and the investments are considered actively traded and fall within Level 1.

31

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares redeemed of each fund or portfolio for the period ended December 31, 2009:

	Purchases	Sales
Money Market Fund	$71,434,375	$117,044,470
Limited Maturity Bond Fund	32,323,673	18,227,011
Quality Bond Fund	72,871,671	24,350,402
High Yield Bond Fund	20,694,870	8,752,679
Flexibly Managed Fund	153,613,948	93,627,683
Balanced Fund	6,149,480	7,166,315
Large Growth Stock Fund	16,024,121	11,478,577
Large Cap Growth Fund	6,462,369	2,908,930
Large Core Growth Fund	5,777,972	8,582,623
Large Cap Value Fund	10,816,224	12,159,211
Large Core Value Fund	11,142,155	9,998,784
Index 500 Fund	18,063,105	15,389,031
Mid Cap Growth Fund	8,226,641	6,965,182
Mid Cap Value Fund	10,449,445	8,169,334
Mid Core Value Fund	4,729,705	4,144,946
SMID Cap Growth Fund	6,834,998	2,041,178
SMID Cap Value Fund	4,100,716	733,545
Small Cap Growth Fund	10,103,385	7,058,584
Small Cap Value Fund	13,433,790	14,249,271
Small Cap Index Fund	4,152,809	718,907
Developed International Index Fund	8,622,830	850,006
International Equity Fund	24,887,512	18,274,236
Emerging Markets Equity Fund	22,251,775	10,848,400
REIT Fund	8,677,738	6,309,153
Aggressive Allocation Fund	10,908,884	1,292,258
Moderately Aggressive Allocation Fund	46,059,733	8,581,151
Moderate Allocation Fund	80,180,970	6,346,167
Moderately Conservative Allocation Fund	36,921,918	6,898,656
Conservative Allocation Fund	29,061,269	8,116,346
V.I. Capital Appreciation Fund	3,803	36,484
High Income Bond Fund II	236,679	128,535
Financial Services Fund	13,959	35,415
Health Care Fund	9,111	14,596
Russell 2000 1.5x Strategy Fund	107,501	126,568
Nova Fund	131,415	34,157
NASDAQ-100 Fund	125,669	51,930
Technology Fund	56,252	38,379
Inverse S&P 500 Strategy Fund	—	36
Government Long Bond 1.2 x Strategy Fund	8,158	310,241
U.S. Government Money Market Fund	181,795	416,036
Utilities Fund	—	33,883
Equity Income Portfolio II	51,656	147,231
International Stock Portfolio	3,085	42,543

(a)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(b)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.
(c)	Prior to May 1, 2006, Russell 2000 Advantage Fund was named Mekros Fund.
(d)	Prior to April 1, 2008, NASDAQ-100 was named OTC Fund.
(e)	Prior to May 1, 2006, Inverse S&P 500 Index Fund was named Ursa Fund.
(f)	Prior to May 1, 2006, Government Long Bond Advantage was named U.S. Government Bond Fund.

32

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $35,675,391 and $35,738,889 from Account III for the years ended December 31, 2009 and 2008. These charges include those assessed through a reduction in unit values as well as those assessed through the redemption of units.

Certain charges of the products are reflected as a reduction in the value of the units held by the policyholder. These are as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum

Products	Surrender Charges
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.

Premium taxes on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2009			December 31, 2008
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Money Market Fund	4,254,952	(7,857,433)	9,035,127	20,884,458	(11,953,991)	12,832,292
Limited Maturity Bond Fund	2,170,489	(949,342)	5,604,794	6,203,602	(5,163,806)	4,547,933
Quality Bond Fund	4,477,925	(854,122)	12,757,352	12,265,905	(11,307,450)	9,549,319
High Yield Bond Fund	1,272,661	(324,738)	3,417,558	2,948,762	(3,314,838)	2,465,094
Flexibly Managed Fund	7,704,577	(2,617,520)	38,938,729	38,542,097	(39,087,170)	33,755,607
Balanced Fund	539,609	(648,626)	3,657,130	9,138,037	(5,371,890)	3,766,147
Large Growth Stock Fund(a)	2,628,991	(1,273,566)	9,676,561	9,750,780	(8,972,960)	8,090,681

33

Note 5.    Accumulation Units (continued)

	December 31, 2009			December 31, 2008
Subaccount	Units Purchased	Units Redeemed	Ending Unit Balance	Units Purchased	Units Redeemed	Ending Unit Balance
Large Cap Growth Fund	766,955	(270,794)	2,109,320	1,811,892	(1,899,967)	1,580,988
Large Core Growth Fund	669,001	(1,051,903)	6,433,215	14,608,879	(7,792,762)	6,816,118
Large Cap Value Fund	918,624	(605,944)	4,837,663	5,005,432	(5,651,134)	4,466,424
Large Core Value Fund	1,256,238	(941,900)	8,785,563	18,289,875	(9,818,650)	8,471,225
Index 500 Fund	1,886,523	(1,317,225)	9,126,219	9,932,130	(9,664,071)	8,379,691
Mid Cap Growth	962,949	(715,854)	5,441,949	6,172,907	(6,362,652)	4,993,482
Mid Cap Value Fund	688,946	(417,572)	3,187,758	3,256,964	(3,588,877)	2,852,530
Mid Core Value Fund(b)	443,487	(362,548)	2,278,455	2,866,809	(2,824,082)	2,158,159
SMID Cap Growth Fund	837,657	(224,057)	683,596	86,321	(16,325)	69,996
SMID Cap Value Fund	509,041	(58,992)	502,017	64,741	(12,773)	51,968
Small Cap Growth Fund	979,424	(535,171)	3,069,750	2,934,935	(3,041,970)	2,519,204
Small Cap Value Fund	687,811	(586,598)	3,878,540	4,235,163	(4,769,782)	3,680,128
Small Cap Index Fund	556,419	(78,255)	511,896	47,867	(14,135)	33,732
Developed International Index Fund	1,086,438	(79,523)	1,044,817	37,918	(17)	37,901
International Equity Fund	1,475,131	(826,338)	9,087,126	10,415,556	(10,122,427)	8,475,046
Emerging Markets Equity Fund	2,554,667	(1,031,752)	6,830,461	12,477,947	(7,170,401)	5,307,546
REIT Fund	782,066	(423,904)	2,275,802	2,117,355	(2,274,722)	1,720,049
Aggressive Allocation Fund	1,432,387	(139,551)	1,420,238	130,186	(2,783)	127,402
Moderately Aggressive Allocation Fund	5,341,883	(824,510)	5,869,269	1,354,917	(3,021)	1,351,896
Moderate Allocation Fund	9,105,455	(438,694)	10,163,070	1,579,437	(83,129)	1,496,309
Moderately Conservative Allocation Fund	3,891,456	(534,634)	4,241,709	1,053,493	(168,607)	884,887
Conservative Allocation Fund	2,906,511	(709,471)	3,022,950	946,385	(120,474)	825,911
V.I. Capital Appreciation Fund	611	(4,535)	2,061	14,775	(18,172)	6,192
High Income Bond Fund II	18,644	(8,516)	16,881	37,045	(58,497)	8,057
Financial Services Fund	2,645	(5,493)	—	3,267	(3,509)	2,849
Health Care Fund	921	(1,487)	—	4,273	(6,011)	566
Russell 2000 1.5x Strategy Fund(c)	14,418	(17,276)	5,632	41,686	(44,931)	8,494
Nova Fund	23,103	(5,123)	24,053	39,514	(48,345)	6,292
NASDAQ-100 Fund(d)	10,804	(4,628)	8,781	22,281	(38,918)	2,605
Technology Fund	5,952	(3,791)	2,645	730	(875)	483
Inverse S&P 500 Strategy Fund(e)	—	(1)	184	107,759	(107,573)	185
Government Long Bond 1.2x Strategy Fund(f)	249	(16,817)	609	52,825	(47,297)	17,244
U.S. Government Money Market Fund	17,939	(40,613)	33,074	230,874	(235,581)	55,713
Utilities Fund	—	(3,328)	—	10,752	(13,648)	3,456
Equity Income Portfolio II	5,814	(16,265)	8,033	12,517	(18,858)	18,679
International Stock Portfolio	282	(3,909)	4,017	225	(6,632)	7,643

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

34

Note 6.    Financial Highlights (continued)

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2009	December 31, 2009			For the Year ended December 31, 2009
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.84 to $24.77	9,035,127	$10.73 to $24.57	$109,286,177	0.48	1.25 to 1.60	(1.01) to (0.81)
Limited Maturity Fund	11.83 to 16.71	5,604,794	11.88 to 16.81	72,785,202	—	1.25 to 1.60	0.43 to 0.63
Quality Bond Fund	12.59 to 33.45	12,757,352	13.15 to 35.02	198,745,029	0.02	1.25 to 1.60	4.49 to 4.70
High Yield Bond Fund	11.24 to 41.30	3,417,558	16.22 to 59.73	67,164,643	—	1.25 to 1.60	44.34 to 44.63
Flexibly Managed Fund	13.22 to 109.61	38,938,729	17.32 to 143.88	996,832,358	0.02	1.25 to 1.60	31.01 to 31.27
Balanced Fund	8.48 to 8.49	3,657,130	9.87 to 9.90	36,145,800	—	1.25 to 1.60	16.37 to 16.60
Large Growth Stock Fund	4.02 to 27.46	9,676,561	5.66 to 38.76	77,138,621	0.01	1.25 to 1.60	40.88 to 41.16
Large Cap Growth Fund	6.46 to 6.54	2,109,320	8.75 to 8.89	18,541,373	—	1.25 to 1.60	35.56 to 35.83
Large Core Growth Fund	6.12 to 6.13	6,433,215	8.20 to 8.22	52,843,609	0.05	1.25 to 1.60	33.93 to 34.20
Large Cap Value Fund	7.81 to 34.00	4,837,663	10.29 to 44.86	78,138,713	—	1.25 to 1.60	31.69 to 31.96
Large Core Value Fund	7.26	8,785,563	8.35 to 8.37	73,449,635	—	1.25 to 1.60	15.08 to 15.31
Index 500 Fund	7.49 to 11.69	9,126,219	9.31 to 14.56	93,567,900	—	1.25 to 1.60	24.30 to 24.55
Mid Cap Growth Fund	4.80 to 10.41	5,441,949	7.00 to 15.20	46,936,797	—	1.25 to 1.60	45.66 to 45.95
Mid Cap Value Fund	9.66 to 14.90	3,187,758	13.99 to 21.63	54,618,812	—	1.25 to 1.60	44.87 to 45.16
Mid Core Value Fund	9.06 to 9.18	2,278,455	11.25 to 11.43	25,747,666	—	1.25 to 1.60	24.21 to 24.46
SMID Cap Growth Fund	6.47	683,596	9.82 to 9.85	6,721,029	—	1.25 to 1.60	51.94 to 52.24
SMID Cap Value Fund	6.80 to 6.81	502,017	9.76 to 9.78	4,901,958	—	1.25 to 1.60	43.49 to 43.78
Small Cap Growth Fund	4.87 to 14.79	3,069,750	7.62 to 23.17	39,837,090	—	1.25 to 1.60	56.36 to 56.68
Small Cap Value Fund	12.50 to 23.38	3,878,540	15.64 to 29.30	79,125,282	—	1.25 to 1.60	25.10 to 25.35
Small Cap Index Fund	6.97	511,896	8.66 to 8.69	4,436,254	—	1.25 to 1.60	24.33 to 24.58
Developed International Index Fund	7.11 to 7.12	1,044,817	9.01 to 9.03	9,418,156	0.01	1.25 to 1.60	26.67 to 26.93
International Equity Fund	12.11 to 26.74	9,087,126	14.54 to 32.15	157,820,643	1.19	1.25 to 1.60	19.99 to 20.23
Emerging Markets Equity Fund	5.98 to 5.99	6,830,461	9.77 to 9.79	66,776,304	0.02	1.25 to 1.60	63.25 to 63.58
REIT Fund	11.47 to 11.63	2,275,802	14.31 to 14.53	32,710,758	—	1.25 to 1.60	24.72 to 24.97
Aggressive Allocation Fund	7.02 to 7.03	1,420,238	8.93 to 8.95	12,684,750	—	1.25 to 1.60	27.08 to 27.34
Moderately Aggressive Allocation Fund	7.75 to 7.76	5,869,269	9.72 to 9.75	57,114,526	—	1.25 to 1.60	25.42 to 25.67
Moderate Allocation Fund	8.08 to 8.09	10,163,070	9.60 to 9.63	97,655,569	—	1.25 to 1.60	18.84 to 19.08
Moderately Conservative Allocation Fund	8.61	4,241,709	9.86 to 9.88	41,839,949	—	1.25 to 1.60	14.52 to 14.75
Conservative Allocation Fund	9.29	3,022,950	10.14 to 10.17	30,680,092	—	1.25 to 1.60	9.20 to 9.42
V.I. Capital Appreciation Fund	7.47 to 7.57	2,061	8.90 to 9.04	18,353	0.32	1.25 to 1.60	19.16 to 19.40
High Income Bond Fund II	10.28 to 10.42	16,881	15.47 to 15.71	264,451	10.57	1.25 to 1.60	50.43 to 50.73
Financial Services Fund	5.56 to 5.64	—	6.55 to 6.65	—	—	1.25 to 1.60	17.78 to 18.02
Health Care Fund	9.85 to 9.98	—	12.09 to 12.27	—	—	1.25 to 1.60	22.67 to 22.91
Russell 2000 1.5x Strategy Fund	6.56 to 6.64	5,632	8.60 to 8.73	49,050	—	1.25 to 1.60	31.19 to 31.46
Nova Fund	5.77 to 5.84	24,053	7.69 to 7.81	187,773	1.07	1.25 to 1.60	33.36 to 33.62
NASDAQ-100 Fund	8.12 to 8.23	8,781	12.15 to 12.33	108,298	—	1.25 to 1.60	49.59 to 49.89
Technology Fund	7.32 to 7.42	2,645	11.21 to 11.38	30,103	—	1.25 to 1.60	53.13 to 53.44
Inverse S&P 500 Strategy Fund	9.26 to 9.38	184	6.60 to 6.70	1,218	—	1.25 to 1.60	(28.70) to (28.56)
Government Long Bond 1.2x Strategy Fund	19.41 to 19.67	609	13.08 to 13.28	8,081	1.72	1.25 to 1.60	(32.63) to (32.50)
U.S. Government Money Market Fund	10.07 to 10.20	33,074	9.91 to 10.06	331,263	0.02	1.25 to 1.60	(1.54) to (1.34)
Utilities Fund	10.05 to 10.18	—	11.25 to 11.42	—	—	1.25 to 1.60	11.99 to 12.21
Equity Income Portfolio II	8.69 to 8.70	8,033	10.72 to 10.73	86,191	1.70	1.25 to 1.60	23.26 to 23.51
International Stock Portfolio	8.65 to 8.76	4,017	12.97 to 13.17	52,555	1.98	1.25 to 1.60	49.97 to 50.27

35

Note 6.    Financial Highlights (continued)

	January 1, 2008	December 31, 2008			For the Year ended December 31, 2008
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.72 to $24.43	12,832,292	$10.84 to $24.77	$154,896,272	2.53	1.25 to 1.60	1.19 to 1.39
Limited Maturity Fund	11.42 to 16.11	4,547,933	11.83 to 16.71	57,523,032	3.65	1.25 to 1.60	3.52 to 3.73
Quality Bond Fund	12.15 to 32.23	9,549,319	12.59 to 33.45	142,182,138	4.67	1.25 to 1.60	3.58 to 3.79
High Yield Bond Fund	15.00 to 55.01	2,465,094	11.24 to 41.30	36,501,137	9.28	1.25 to 1.60	(25.07) to (24.92)
Flexibly Managed Fund	18.58 to 153.79	33,755,607	13.22 to 109.61	705,652,970	2.67	1.25 to 1.60	(28.87) to (28.73)
Balanced Fund	— to —	3,766,147	8.48 to 8.49	31,960,223	3.47	1.25 to 1.60	(15.17) to (15.11)
Large Growth Stock Fund(a)	7.01 to 47.83	8,090,681	4.02 to 27.46	50,174,060	0.22	1.25 to 1.60	(42.71) to (42.59)
Large Cap Growth Fund	11.66 to 11.79	1,580,988	6.46 to 6.54	10,462,800	0.36	1.25 to 1.60	(44.63) to (44.52)
Large Core Growth Fund	— to —	6,816,118	6.12 to 6.13	41,753,975	0.19	1.25 to 1.60	(38.76) to (38.72)
Large Cap Value Fund	14.31 to 62.16	4,466,424	7.81 to 34.00	60,306,101	1.63	1.25 to 1.60	(45.42) to (45.31)
Large Core Value Fund	— to —	8,471,225	7.26	61,494,513	0.86	1.25 to 1.60	(27.42) to (27.37)
Index 500 Fund	11.88 to 18.52	8,379,691	7.49 to 11.69	71,532,984	2.15	1.25 to 1.60	(37.00) to (36.87)
Mid Cap Growth Fund	9.52 to 20.62	4,993,482	4.80 to 10.41	30,867,449	0.00	1.25 to 1.60	(49.61) to (49.51)
Mid Cap Value Fund	18.58 to 28.61	2,852,530	9.66 to 14.90	35,183,646	0.91	1.25 to 1.60	(48.03) to (47.92)
Mid Core Value Fund(b)	15.04 to 15.21	2,158,159	9.06 to 9.18	19,985,689	1.73	1.25 to 1.60	(39.77) to (39.65)
SMID Cap Growth Fund	— to —	69,996	6.47	452,660	0.00	1.25 to 1.60	(35.33) to (35.29)
SMID Cap Value Fund	— to —	51,968	6.80 to 6.81	353,465	1.14	1.25 to 1.60	(31.99) to (31.94)
Small Cap Growth Fund	9.89 to 29.98	2,519,204	4.87 to 14.79	23,076,748	0.00	1.25 to 1.60	(50.77) to (50.67)
Small Cap Value Fund	17.41 to 32.49	3,680,128	12.50 to 23.38	62,928,138	0.84	1.25 to 1.60	(28.20) to (28.06)
Small Cap Index Fund	— to —	33,732	6.97	235,068	1.50	1.25 to 1.60	(30.32) to (30.27)
Developed International Index Fund	— to —	37,901	7.11 to 7.12	269,637	1.06	1.25 to 1.60	(28.86) to (28.81)
International Equity Fund	20.91 to 46.12	8,475,046	12.11 to 26.74	124,766,551	2.27	1.25 to 1.60	(42.13) to (42.01)
Emerging Markets Equity Fund	— to —	5,307,546	5.98 to 5.99	31,763,014	0.32	1.25 to 1.60	(39.74) to (39.70)
REIT Fund	19.21 to 19.43	1,720,049	11.47 to 11.63	22,102,876	3.65	1.25 to 1.60	(40.26) to (40.14)
Aggressive Allocation Fund	— to —	127,402	7.02 to 7.03	895,037	3.71	1.25 to 1.60	(29.74) to (29.69)
Moderately Aggressive Allocation Fund	— to —	1,351,896	7.75 to 7.76	10,479,520	5.42	1.25 to 1.60	(22.45) to (22.40)
Moderate Allocation Fund	— to —	1,496,309	8.08 to 8.09	12,080,538	5.22	1.25 to 1.60	(19.19) to (19.13)
Moderately Conservative Allocation Fund	— to —	884,887	8.61	7,619,861	4.42	1.25 to 1.60	(13.91) to (13.85)
Conservative Allocation Fund	— to —	825,911	9.29	7,676,010	5.09	1.25 to 1.60	(7.11) to (7.05)
V.I. Capital Appreciation Fund	13.20 to 13.35	6,192	7.47 to 7.57	44,981	0.00	1.25 to 1.60	(43.41) to (43.29)
High Income Bond Fund II	14.12 to 14.28	8,057	10.28 to 10.42	70,101	9.07	1.25 to 1.60	(27.17) to (27.02)
Financial Services Fund	10.88 to 11.01	2,849	5.56 to 5.64	16,016	0.00	1.25 to 1.60	(48.87) to (48.77)
Health Care Fund	13.32 to 13.47	566	9.85 to 9.98	5,577	0.00	1.25 to 1.60	(26.05) to (25.90)
Russell 2000 1.5x Strategy Fund(c)	13.70 to 13.86	8,494	6.56 to 6.64	56,270	0.13	1.25 to 1.60	(52.14) to (52.04)
Nova Fund	12.87 to 13.01	6,292	5.77 to 5.84	35,428	0.15	1.25 to 1.60	(55.20) to (55.11)
NASDAQ-100 Fund(d)	14.21 to 14.37	2,605	8.12 to 8.23	21,437	0.06	1.25 to 1.60	(42.84) to (42.72)
Technology Fund	13.63 to 13.78	483	7.32 to 7.42	3,538	0.00	1.25 to 1.60	(46.28) to (46.17)
Inverse S&P 500 Strategy Fund(e)	6.75 to 6.83	185	9.26 to 9.38	1,716	0.00	1.25 to 1.60	37.04 to 37.31
Government Long Bond 1.2x Strategy Fund(f)	13.61 to 13.77	17,244	19.41 to 19.67	337,647	2.59	1.25 to 1.60	42.57 to 42.86
U.S. Government Money Market Fund	10.11 to 10.23	53,713	10.07 to 10.20	565,504	1.18	1.25 to 1.60	(0.46) to (0.26)
Utilities Fund	14.50 to 14.66	3,456	10.05 to 10.18	33,742	0.28	1.25 to 1.60	(30.69) to (30.55)
Equity Income Portfolio II	13.83 to 13.86	18,679	8.69 to 8.70	160,648	2.00	1.25 to 1.60	(37.28) to (37.15)
International Stock Portfolio	17.13 to 17.33	7,643	8.65 to 8.76	66,766	1.47	1.25 to 1.60	(49.52) to (49.42)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.36 to $23.57	3,901,826	$10.72 to $24.43	$51,354,071	4.86	1.25 to 1.60	3.45 to 3.66
Limited Maturity Fund	11.02 to 15.50	3,508,136	11.42 to 16.11	45,194,177	4.42	1.25 to 1.60	3.70 to 3.91
Quality Bond Fund	11.59 to 30.69	8,590,864	12.15 to 32.23	132,385,772	4.65	1.25 to 1.60	4.79 to 5.01
High Yield Bond Fund	14.69 to 53.79	2,831,170	15.00 to 55.01	57,411,937	6.99	1.25 to 1.60	2.07 to 2.28
Flexibly Managed Fund	18.05 to 149.07	34,300,679	18.58 to 153.79	1,065,431,617	2.28	1.25 to 1.60	2.96 to 3.17
Growth Stock Fund(a)	6.51 to 44.38	7,312,861	7.01 to 47.83	83,301,815	0.42	1.25 to 1.60	7.58 to 7.79

36

Note 6.    Financial Highlights (continued)

	January 1, 2007	December 31, 2007			For the Year ended December 31, 2007
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Cap Value Fund	$14.00 to $60.68	5,112,126	$14.31 to $62.16	$128,370,422	1.39	1.25 to 1.60	2.23 to 2.44
Large Cap Growth Fund	11.30 to 11.40	1,669,063	11.66 to 11.79	19,541,666	0.54	1.25 to 1.60	3.20 to 3.41
Mid Cap Growth Fund	7.72 to 16.69	5,183,228	9.52 to 20.62	61,688,459	—	1.25 to 1.60	23.34 to 23.59
Mid Cap Value Fund	18.17 to 27.92	3,184,444	18.58 to 28.61	74,757,634	1.14	1.25 to 1.60	2.26 to 2.47
Strategic Value Fund(b)	15.13 to 15.27	2,115,433	15.04 to 15.21	31,945,966	0.57	1.25 to 1.60	(0.61) to (0.41)
Small Cap Growth Fund	9.32 to 28.18	2,626,239	9.89 to 29.98	48,541,418	—	1.25 to 1.60	6.16 to 6.37
Small Cap Value Fund	18.66 to 34.75	4,214,748	17.41 to 32.49	99,345,688	0.70	1.25 to 1.60	(6.67) to (6.48)
International Equity Fund	17.67 to 38.90	8,181,917	20.91 to 46.12	216,189,483	0.58	1.25 to 1.60	18.32 to 18.55
REIT Fund	23.73 to 23.95	1,877,416	19.21 to 19.43	36,208,851	2.59	1.25 to 1.60	(19.06) to (18.90)
Balanced Portfolio	12.12 to 21.91	1,782,930	13.81 to 25.01	30,878,857	1.18	1.25 to 1.60	13.93 to 14.16
Equity Income Portfolio	14.53 to 28.58	5,969,691	14.54 to 28.65	107,982,474	1.86	1.25 to 1.60	0.06 to 0.26
Growth Portfolio	9.78 to 23.27	5,148,583	12.24 to 29.17	93,240,992	0.85	1.25 to 1.60	25.13 to 25.38
Asset Manager Portfolio	11.63 to 20.07	1,037,627	13.24 to 22.89	16,599,646	6.20	1.25 to 1.60	13.83 to 14.06
Emerging Markets Equity (Int’l) Portfolio	20.86 to 30.16	2,267,310	28.93 to 41.79	84,098,704	0.42	1.25 to 1.60	38.42 to 38.70
V.I. Capital Appreciation Fund	11.98 to 12.09	9,588	13.20 to 13.35	127,219	—	1.25 to 1.60	10.23 to 10.45
High Income Bond Fund II	13.87 to 14.00	29,509	14.12 to 14.28	418,770	7.15	1.25 to 1.60	1.78 to 1.98
Financial Services Fund	13.62 to 13.75	3,092	10.88 to 11.01	33,948	1.79	1.25 to 1.60	(20.10) to (19.94)
Health Care Fund	12.77 to 12.89	2,304	13.32 to 13.47	30,907	—	1.25 to 1.60	4.33 to 4.54
Russell 2000 Advantage Fund(c)	14.93 to 15.07	11,739	13.70 to 13.86	162,200	1.50	1.25 to 1.60	(8.23) to (8.04)
Nova Fund	12.93 to 13.05	15,123	12.87 to 13.01	196,469	0.58	1.25 to 1.60	(0.49) to (0.29)
OTC Fund(d)	12.25 to 12.37	19,242	14.21 to 14.37	276,354	0.11	1.25 to 1.60	15.94 to 16.18
Technology Fund	12.55 to 12.66	628	13.63 to 13.78	8,557	—	1.25 to 1.60	8.62 to 8.84
Inverse S&P 500 Index Fund(e)	6.87 to 6.87	—	6.75 to 6.83	—	—	1.25 to 1.60	(0.78) to (0.58)
Government Long Bond Advantage Fund(f)	12.60 to 12.72	11,715	13.61 to 13.77	160,714	3.61	1.25 to 1.60	8.03 to 8.25
U.S. Government Money Market Fund	9.89 to 9.98	58,420	10.11 to 10.23	593,318	3.85	1.25 to 1.60	2.23 to 2.44
Utilities Fund	13.05 to 13.17	6,352	14.50 to 14.66	92,794	1.86	1.25 to 1.60	11.06 to 11.29
Equity Income Portfolio II	13.61 to 13.67	25,020	13.83 to 13.86	346,217	1.53	1.25 to 1.60	1.39 to 1.59
International Stock Portfolio	15.40 to 15.55	14,050	17.13 to 17.33	242,885	1.74	1.25 to 1.60	11.23 to 11.45

	January 1, 2006	December 31, 2006			For the Year ended December 31, 2006
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$10.04 to $22.81	2,315,552	$10.36 to $23.57	$30,133,802	4.60	1.25 to 1.60	3.14 to 3.34
Limited Maturity Fund	10.70 to 15.02	2,468,266	11.02 to 15.50	31,200,892	4.81	1.25 to 1.60	2.99 to 3.20
Quality Bond Fund	11.18 to 29.52	7,270,141	11.59 to 30.69	109,880,081	4.12	1.25 to 1.60	3.74 to 3.95
High Yield Bond Fund	13.55 to 49.52	2,746,686	14.69 to 53.79	58,236,522	5.82	1.25 to 1.60	8.39 to 8.60
Flexibly Managed Fund	15.87 to 130.83	29,036,982	18.05 to 149.07	959,061,870	1.77	1.25 to 1.60	13.71 to 13.94
Growth Stock Fund(a)	5.84 to 39.76	5,326,181	6.51 to 44.38	67,368,322	0.26	1.25 to 1.60	11.38 to 11.61
Large Cap Growth Fund	11.05 to 11.14	1,761,460	11.30 to 11.40	19,976,718	0.24	1.25 to 1.60	2.21 to 2.41
Large Cap Value Fund	12.01 to 51.95	5,040,954	14.00 to 60.68	135,392,863	1.07	1.25 to 1.60	16.57 to 16.80
Index 500 Fund	10.07 to 15.66	7,413,215	11.46 to 17.84	98,825,572	1.34	1.25 to 1.60	13.72 to 13.94
Mid Cap Growth Fund	7.33 to 15.82	4,296,571	7.72 to 16.69	42,788,004	—	1.25 to 1.60	5.28 to 5.49
Mid Cap Value Fund	16.55 to 25.38	3,074,040	18.17 to 27.92	71,871,042	0.64	1.25 to 1.60	9.81 to 10.03
Strategic Value Fund(b)	13.68 to 13.78	1,738,953	15.13 to 15.27	26,413,865	0.47	1.25 to 1.60	10.62 to 10.84
Small Cap Growth Fund	9.57 to 28.89	2,952,761	9.32 to 28.18	53,204,019	—	1.25 to 1.60	(2.65) to (2.45)
Small Cap Value Fund	16.12 to 29.96	3,963,390	18.66 to 34.75	103,427,966	0.31	1.25 to 1.60	15.75 to 15.98
International Equity Fund	13.74 to 30.22	6,313,986	17.67 to 38.90	151,035,422	1.66	1.25 to 1.60	28.47 to 28.73
REIT Fund	18.18 to 18.32	1,917,995	23.73 to 23.95	45,693,943	1.24	1.25 to 1.60	30.51 to 30.77
Balanced Portfolio	11.11 to 20.05	1,693,603	12.12 to 21.91	26,610,709	0.81	1.25 to 1.60	9.08 to 9.30
Equity Income Portfolio	12.27 to 24.07	5,208,063	14.53 to 28.58	99,363,420	3.36	1.25 to 1.60	18.47 to 18.70
Growth Portfolio	9.28 to 22.05	5,492,271	9.78 to 23.27	82,333,018	0.40	1.25 to 1.60	5.32 to 5.53
Asset Manager Portfolio	10.99 to 18.94	1,037,501	11.63 to 20.07	15,137,113	2.83	1.25 to 1.60	5.78 to 5.99
Emerging Markets Equity (Int’l) Portfolio	15.40 to 22.29	1,873,166	20.86 to 30.16	48,358,164	0.76	1.25 to 1.60	35.17 to 35.44
V.I. Capital Appreciation Fund	11.45 to 11.53	9,180	11.98 to 12.09	110,463	0.06	1.25 to 1.60	4.62 to 4.83
High Income Bond Fund II	12.72 to 12.82	71,096	13.87 to 14.00	990,299	6.64	1.25 to 1.60	9.05 to 9.27

37

Note 6.    Financial Highlights (continued)

	January 1, 2006	December 31, 2006			For the Year ended December 31, 2006
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Financial Services Fund	$11.86 to $11.94	4,170	$13.62 to $13.75	$57,127	0.64	1.25 to 1.60	14.88 to 15.11
Health Care Fund	12.35 to 12.43	1,387	12.77 to 12.89	17,779	—	1.25 to 1.60	3.45 to 3.65
Mekros Fund(g)	12.55 to 12.64	16,522	14.93 to 15.07	247,533	0.14	1.25 to 1.60	18.94 to 19.17
Nova Fund	11.02 to 11.10	51,998	12.93 to 13.05	677,175	1.69	1.25 to 1.60	17.39 to 17.62
OTC Fund(d)	11.77 to 11.85	7,810	12.25 to 12.37	96,566	—	1.25 to 1.60	4.10 to 4.31
Technology Fund	12.04 to 12.13	1,150	12.55 to 12.66	14,487	—	1.25 to 1.60	4.21 to 4.42
Ursa Fund(h)	7.48 to 7.53	—	6.87 to 6.87	—	—	1.25 to 1.60	(8.97) to (8.79)
U.S. Government Bond Fund(i)	13.22 to 13.31	10,073	12.60 to 12.72	127,448	3.50	1.25 to 1.60	(4.67) to (4.48)
U.S. Government Money Market Fund	9.68 to 9.75	93,117	9.89 to 9.98	923,677	3.71	1.25 to 1.60	2.18 to 2.39
Utilities Fund	10.96 to 11.04	6,251	13.05 to 13.17	82,032	2.00	1.25 to 1.60	19.05 to 19.29
Equity Income Portfolio II	11.63 to 11.71	23,076	13.61 to 13.67	314,668	1.22	1.25 to 1.60	16.77 to 17.00
International Stock Portfolio	13.14 to 13.24	6,446	15.40 to 15.55	99,762	1.49	1.25 to 1.60	17.21 to 17.44

	January 1, 2005	December 31, 2005			For the Year ended December 31, 2005
Subaccount	Unit Fair Value	Units	Unit Fair Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.91 to $22.46	1,861,213	$10.04 to $22.81	$24,607,883	2.78	1.25 to 1.60	1.35 to 1.55
Limited Maturity Fund	10.62 to 14.89	1,939,898	10.70 to 15.02	24,017,142	4.06	1.25 to 1.60	0.68 to 0.88
Quality Bond Fund	11.06 to 29.16	6,125,094	11.18 to 29.52	92,830,190	4.44	1.25 to 1.60	1.03 to 1.23
High Yield Bond Fund	13.34 to 48.63	2,662,065	13.55 to 49.52	55,671,235	7.21	1.25 to 1.60	1.63 to 1.83
Flexibly Managed Fund	14.93 to 122.84	22,744,508	15.87 to 130.83	91,988,671	1.61	1.25 to 1.60	6.30 to 6.51
Growth Stock Fund(a)	5.58 to 37.93	3,658,181	5.84 to 39.76	52,967,259	0.11	1.25 to 1.60	4.62 to 4.83
Large Cap Growth Fund	11.08 to 11.14	1,642,898	11.05 to 11.14	18,218,696	0.17	1.25 to 1.60	(0.26) to (0.06)
Large Cap Value Fund	11.83 to 51.07	5,118,168	12.01 to 51.95	124,662,226	1.14	1.25 to 1.60	1.52 to 1.73
Index 500 Fund	9.78 to 15.18	6,877,142	10.07 to 15.66	83,025,808	1.57	1.25 to 1.60	2.98 to 3.19
Mid Cap Growth Fund	6.60 to 14.24	3,917,660	7.33 to 15.82	38,164,279	—	1.25 to 1.60	10.87 to 11.09
Mid Cap Value Fund	14.94 to 22.88	2,909,100	16.55 to 25.38	62,996,495	0.67	1.25 to 1.60	10.72 to 10.94
Strategic Value Fund(b)	12.83 to 12.89	1,698,434	13.68 to 13.78	23,309,051	0.52	1.25 to 1.60	6.65 to 6.86
Small Cap Growth Fund	9.14 to 27.53	2,689,797	9.57 to 28.89	53,460,767	—	1.25 to 1.60	4.75 to 4.95
Small Cap Value Fund	15.77 to 29.26	3,601,431	16.12 to 29.96	83,723,028	0.40	1.25 to 1.60	2.18 to 2.39
International Equity Fund	11.94 to 26.21	4,481,484	13.74 to 30.22	91,988,671	0.42	1.25 to 1.60	15.09 to 15.32
REIT Fund	16.33 to 16.42	1,462,734	18.18 to 18.32	26,687,472	2.29	1.25 to 1.60	11.34 to 11.57
Balanced Portfolio	10.32 to 18.59	1,703,787	11.11 to 20.05	25,324,321	0.96	1.25 to 1.60	7.61 to 7.83
Equity Income Portfolio	11.76 to 23.03	4,864,020	12.27 to 24.07	81,792,866	1.58	1.25 to 1.60	4.35 to 4.55
Growth Portfolio	8.89 to 21.10	5,952,287	9.28 to 22.05	87,108,057	0.52	1.25 to 1.60	4.28 to 4.49
Asset Manager Portfolio	10.71 to 18.43	744,668	10.99 to 18.94	17,163,991	2.74	1.25 to 1.60	2.55 to 2.76
Emerging Markets Equity (Int’l) Portfolio	11.65 to 16.88	1,381,594	15.40 to 22.29	25,393,683	0.38	1.25 to 1.60	31.93 to 32.20
V.I. Capital Appreciation Fund	10.69 to 10.75	6,805	11.45 to 11.53	78,339	0.05	1.25 to 1.60	7.11 to 7.33
High Income Bond Fund II	12.59 to 12.66	40,607	12.72 to 12.82	517,168	10.24	1.25 to 1.60	1.03 to 1.23
Financial Services Fund	11.65 to 11.71	6,175	11.86 to 11.94	73,625	0.78	1.25 to 1.60	1.74 to 1.95
Health Care Fund	11.34 to 11.40	2,710	12.35 to 12.43	33,605	—	1.25 to 1.60	8.89 to 9.11
Mekros Fund(g)	12.27 to 12.34	81,278	12.55 to 12.64	1,025,988	0.76	1.25 to 1.60	2.27 to 2.48
Nova Fund	10.77 to 10.82	15,297	11.02 to 11.10	169,509	0.39	1.25 to 1.60	2.32 to 2.52
OTC Fund(d)	11.83 to 11.89	7,441	11.77 to 11.85	88,133	—	1.25 to 1.60	(0.49) to (0.29)
Technology Fund	11.86 to 11.93	2,263	12.04 to 12.13	27,326	—	1.25 to 1.60	1.48 to 1.68
Ursa Fund(h)	7.66 to 7.70	—	7.48 to 7.53	—	—	1.25 to 1.60	(2.34) to (2.15)
U.S. Government Bond Fund(i)	12.47 to 12.53	79,258	13.22 to 13.31	1,049,473	3.34	1.25 to 1.60	6.01 to 6.22
U.S. Government Money Market Fund	9.64 to 9.69	1,581,196	9.68 to 9.75	1,430,882	1.93	1.25 to 1.60	0.40 to 0.60
Utilities Fund	10.08 to 10.13	62,880	10.96 to 11.04	61,709	0.59	1.25 to 1.60	8.81 to 9.03
Equity Income Portfolio	11.38 to 11.47	47,215	11.63 to 11.71	594,757	1.25	1.25 to 1.60	2.05 to 2.26
International Stock Portfolio	11.51 to 11.57	6,772	13.14 to 13.24	93,795	4.17	1.25 to 1.60	14.20 to 14.43

38

Note 6.    Financial Highlights (continued)

(a)	Prior to August 25, 2008, Large Growth Stock Fund was named Growth Stock Fund.
(b)	Prior to August 25, 2008, Mid Core Value Fund was named Strategic Value Fund.
(c)	Prior to April 1, 2008, Russell 2000 1.5x Strategy Fund was named Russell 2000 Advantage Fund.
(d)	Prior to April 1, 2008, NASDAQ-100 Fund was named OTC Fund.
(e)	Prior to April 1, 2008, Inverse S&P 500 Strategy Fund was named Inverse S&P 500 Index Fund.
(f)	Prior to April 1, 2008, Government Long Bond 1.2x Strategy Fund was named Government Long Bond Advantage Fund.
(g)	Prior to May 1, 2006, Russell 2000 Advantage Fund was named Mekros Fund.
(h)	Prior to May 1, 2006, Inverse S&P 500 Index Fund was named Ursa Fund.
(i)	Prior to May 1, 2006, Government Long Bond Advantage was named U.S. Government Bond Fund.

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, the Account does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7.    Subsequent Events

Management has evaluated the impact of all subsequent events on Account III through April 2, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

39

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

of Penn Mutual Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub accounts constituting Penn Mutual Variable Annuity Account III of Penn Mutual Life Insurance Company at December 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility Penn Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provides a reasonable basis for our opinion.

April 2, 2010

PM1445 5/10

The Penn Mutual

Life Insurance Company

2009 Consolidated GAAP Financial Statements

(In Thousands)

Consolidated Balance Sheets

December 31,	2009	2008

ASSETS
Investments:
Debt securities, at fair value:
Available for sale	$6,079,055	$5,278,212
Trading	94,365	69,268
Equity securities, at fair value	31,239	24,511
Real estate, net of accumulated depreciation	14,838	15,590
Policy loans	689,344	671,499
Short-term investments	253,341	279,008
Alternative assets	266,219	265,718
Other invested assets	201,745	248,707

TOTAL INVESTMENTS	7,630,146	6,852,513

Cash	38,260	61,482
Investment income due and accrued	87,405	84,144
Deferred acquisition costs	784,317	897,044
Amounts recoverable from reinsurers	334,500	348,012
Broker/dealer receivables	1,823,304	1,197,637
Goodwill	50,026	50,026
Other assets	467,533	384,152
Separate account assets	3,761,147	2,753,267

TOTAL ASSETS	$14,976,638	$12,628,277

LIABILITIES AND EQUITY
Liabilities:
Reserves for future policy benefits	$2,744,511	$2,749,603
Other policyholder funds	3,714,775	3,466,472
Policyholders’ dividends payable	15,366	16,032
Broker/dealer payables	1,705,402	1,097,120
Accrued income taxes	179,989	5,498
Debt	282,940	307,422
Other liabilities	479,769	491,496
Separate account liabilities	3,761,147	2,753,267

TOTAL LIABILITIES	12,883,899	10,886,910

Equity:
Retained earnings	2,053,883	2,020,550
Accumulated other comprehensive income:
Impact of adoption of accounting principle	(4,620)	—
Unrealized Appreciation/(depreciation) of securities, net	57,812	(269,014)
Pension liability	(14,336)	(10,169)
Total accumulated other comprehensive income/(loss)	38,856	(279,183)

TOTAL EQUITY	2,092,739	1,741,367

TOTAL LIABILITIES AND EQUITY	$14,976,638	$12,628,277

The accompanying notes are an integral part of these financial statements.

2009 Consolidated GAAP Financial Statements	Page 1

(In Thousands)

Consolidated Statements of Income

Years Ended December 31,	2009	2008	2007

REVENUES
Premium and annuity considerations	$254,894	$182,163	$130,323
Policy fee income	297,820	311,692	314,450
Net investment income	369,544	388,760	425,251
Net investment losses:
Total other-than-temporary impairment losses	(46,740)	—	—
Portion of loss recognized in other comprehensive income	19,225	—	—
Net other-than-temporary impairment losses recognized in earnings	(27,515)	—	—
Realized net investment gains/(losses), excluding other-than-temporary impairment losses	13,725	(15,864)	(1,131)
Total net investment losses	(13,790)	(15,864)	(1,131)
Broker/dealer fees and commissions	459,540	483,948	542,369
Other income	37,268	31,200	36,296

TOTAL REVENUES	1,405,276	1,381,899	1,447,558

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	473,013	422,264	419,109
Policyholder dividends	31,563	31,207	34,496
Increase/(decrease) in reserves for future policy benefits	69,870	33,634	(25,857)
General expenses	414,020	389,602	369,657
Broker/dealer sales expense	259,596	261,165	314,060
Amortization of deferred acquisition costs	125,424	178,485	133,406

TOTAL BENEFITS AND EXPENSES	1,373,486	1,316,357	1,244,871

INCOME BEFORE INCOME TAXES	31,790	65,542	202,687
Current	2,344	16,115	33,652
Deferred	733	6,431	31,977

INCOME TAX EXPENSE	3,077	22,546	65,629

NET INCOME	$28,713	$42,996	$137,058

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Changes in Equity

Years Ended December 31, 2007, 2008, and 2009	Accumulated Other Comprehensive Income/(Loss)	Retained Earnings	Total Equity

BALANCE AT JANUARY 1, 2007	$60,031	$1,835,306	$1,895,337

Net income for 2007	—	137,058	137,058
Other comprehensive income, net of tax
Unrealized appreciation of securities, net of reclassification adjustments	1,400	—	1,400
Minimum pension liability	237	—	237

Comprehensive income			138,695
Impact of adoption of new accounting pronouncement on pensions, net of tax	(328)	—	(328)
Impact of adoption of new accounting pronouncement on Uncertain tax Positions, net of tax	—	5,190	5,190

BALANCE AT DECEMBER 31, 2007	$61,340	$1,977,554	$2,038,894

Net income for 2008	—	42,996	42,996
Other comprehensive income, net of tax
Unrealized depreciation of securities, net of reclassification adjustments	(332,219)	—	(332,219)
Postretirement benefits liability adjustment	(8,304)	—	(8,304)

Comprehensive income			(297,527)

BALANCE AT DECEMBER 31, 2008	$(279,183)	$2,020,550	$1,741,367

Impact of adoption of new accounting pronouncement, net of tax (see Note 2)	(4,620)	4,620	—
Net income for 2009	—	28,713	28,713
Other comprehensive income, net of tax
Unrealized appreciation of securities, net of reclassification adjustments	346,051	—	346,051
Other than temporary impairment	(19,225)	—	(19,225)
Postretirement benefits liability adjustment	(4,167)	—	(4,167)

Comprehensive income			351,372

BALANCE AT DECEMBER 31, 2009	$38,856	$2,053,883	$2,092,739

The accompanying notes are an integral part of these financial statements.

2009 Consolidated GAAP Financial Statements	Page 3

(In Thousands)

Consolidated Statements of Cash Flow

Years Ended December 31,	2009	2008	2007

CASH FLOW FROM OPERATING ACTIVITIES
Net income	$28,713	$42,996	$137,058
Adjustments to reconcile net income to net cash provided by operating activities:
Capitalization of acquisition costs	(158,407)	(124,488)	(186,381)
Amortization of deferred acquisition costs	125,424	178,485	133,406
Policy fees on universal life and investment contracts	(179,964)	(186,992)	(190,460)
Interest credited on universal life and investment contracts	155,269	144,251	146,862
Depreciation and amortization	(10,041)	(18,592)	(10,335)
Net investment losses	40,865	16,778	11,424
Net investment (losses)/income on limited partnerships and derivatives	15,330	(15,478)	(16,662)
Increase in investment income due and accrued	(3,261)	(2,763)	(7,853)
(Increase)/decrease in amounts recoverable from reinsurers	(3,899)	21,017	(2,192)
Increase/(decrease) in reserves for future policy benefits	65,424	37,211	(6,711)
Increase/(decrease) in accrued income taxes	3,147	(9,695)	42,234
(Increase)/decrease in net broker/dealer receivables	(17,385)	80,045	(4,910)
(Increase)/decrease in trading securities	(25,097)	17,826	(24,461)
Increase in broker loans and advances	(64,627)	(14,743)	(12,943)
Increase in sales inducements	(8,518)	(646)	(9,879)
Increase in accounts payable	30,856	(23,304)	7,711
Decrease/(increase) in prepaid pension asset	4,741	12,463	(8,680)
(Increase)/decrease in investment in Company owned life insurance	(20,021)	20,021	—
Other, net	(2,580)	(524)	(2,406)

NET CASH (USED IN)/PROVIDED BY OPERATING ACTIVITIES	(24,031)	173,868	(5,178)

CASH FLOW FROM INVESTING ACTIVITIES
Sale of investments:
Debt securities, available for sale	657,638	1,357,470	1,046,967
Equity securities	442	1,014	200
Other	3,740	1,302	149
Maturity and other principal repayments:
Debt securities, available for sale	436,712	608,968	518,835
Other	92,975	127,022	21,806
Cost of investments acquired:
Debt securities, available for sale	(1,272,209)	(1,982,207)	(1,763,617)
Equity securities	(45)	(31,859)	—
Limited partnerships	(37,069)	(61,793)	(58,358)
Derivatives	(132,608)	(74,771)	(32,797)
Other	4,291	(45,249)	(34)
Change in policy loans, net	(17,845)	(2,161)	(35,935)
Cost of short-term investments sold, net	25,745	(241,076)	153,287
(Decrease)/increase in collateral payable	(30,117)	127,554	—
Purchases of furniture and equipment, net	(11,136)	1,974	4,603

NET CASH USED IN INVESTING ACTIVITIES	$(279,486)	$(213,812)	$(144,894)

…continued -

Page 4	The Penn Mutual Life Insurance Company

(In Thousands)

Consolidated Statements of Cash Flow (cont’)

Years Ended December 31,	2009	2008	2007

CASH FLOW FROM FINANCING ACTIVITIES
Policyholder Account Balance
Deposits for universal life and investment contracts	$1,329,619	$955,530	$1,139,291
Withdrawals from universal life and investment contracts	(680,279)	(803,187)	(835,543)
Transfers to separate accounts	(344,563)	(32,153)	(186,235)
(Extinguishment)/issuance of debt	(24,482)	(42,570)	1,765

NET CASH PROVIDED BY FINANCING ACTIVITIES	280,295	77,620	119,278

Net (decrease)/increase in cash and cash equivalents	(23,222)	37,676	(30,794)
Cash and cash equivalents, beginning of year	61,482	23,806	54,600

CASH AND CASH EQUIVALENTS, END OF YEAR	$38,260	$61,482	$23,806

The accompanying notes are an integral part of these financial statements.

2009 Consolidated GAAP Financial Statements	Page 5

(In Thousands)

Notes to Consolidated Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (“PML”) and its subsidiaries (collectively, “the Company”) offer a wide range of insurance and investment products including life insurance, annuities, and investment products and advisory services. PML, a Pennsylvania domiciled mutual life insurance company, concentrates primarily on the sale of individual life insurance and annuity products. PML and its wholly owned life insurance subsidiary, the Penn Insurance and Annuity Company (“PIA”) primarily market traditional whole life, term life, fixed universal life, indexed universal life, variable universal life, immediate annuity and fixed and variable deferred annuity products through a network of career agents and independent agents. PML is licensed and sells its products in all fifty states and the District of Columbia. In addition, the Company offers a variety of investment products and services through its non-insurance subsidiaries (principally broker/dealer and investment advisory subsidiaries).

BASIS OF PRESENTATION  The accompanying Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of PML and its wholly owned and majority controlled subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

PML prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, while PIA follows statutory practices prescribed or permitted by the Delaware Department of Insurance, both of which are comprehensive basis of accounting other than GAAP. See Note 14 for additional discussion.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

¯	Fair value of certain invested assets and derivatives
¯	Capitalization and amortization of deferred acquisition costs (“DAC”)
¯	Liabilities for future policyholder benefits
¯	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
¯	Litigation and other contingencies
¯	Pension and other postretirement and postemployment benefit

SUBSEQUENT EVENTS  The Company has evaluated events subsequent to December 31, 2009 and through the Consolidated Financial Statement date of issuance of February 12, 2010. The Company has not evaluated subsequent events after that date for presentation in these Consolidated Financial Statements. There are no subsequent events to be reported.

INVESTMENTS  The Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines classification of debt securities at time of purchase. The Company classifies its debt securities (bonds, preferred stocks and mortgage and asset-backed securities) as available-for-sale (“AFS”) and trading. AFS securities are reported at fair value, with unrealized gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Trading securities are held at fair value, with changes in value reported through net investment gains/(losses). Income on debt securities is recognized using the effective yield method of amortization. For mortgage and asset-backed securities (“structured securities”) not subject to credit review, changes in expected cash flows are recognized using the retrospective yield adjustment method. For structured securities

Page 6	The Penn Mutual Life Insurance Company

(In Thousands)

subject to review based on credit rating, changes in expected cash flows are recognized using the prospective yield adjustment method. In these cases, income is recognized on the prospective yield adjustment method over the remaining life of the securities. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates consistent with the current interest rate and economic environments. These assumptions represent the Company’s best estimate of the amount and timing of estimated principal and interest cash flows based on current information and events. Interest on debt securities is recorded as income when earned.

Equity securities are carried at fair value, and include seed money invested in separate accounts. Unrealized capital gains/(losses) are reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends on equity securities are credited to income on their ex-dividend dates.

Real estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in net investment losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis.

Short-term investments, which are carried at amortized cost and approximate fair value, consist primarily of money market funds and investments purchased with maturities of greater than three months and less than or equal to 12 months. Some short-term investments are identified as collateral as required by certain derivative contracts.

Policy loans are stated at the aggregate balance of unpaid principal and interest.

Alternative assets are investments in limited partnerships for which the Company applies the equity method of accounting. Earnings are recorded in net investment income.

Other invested assets include derivatives, an annuity contract to back nonqualified deferred compensation plans and miscellaneous invested assets. See Note 4 for additional discussion on derivatives.

EVALUATING INVESTMENTS FOR AN OTHER-THAN-TEMPORARY IMPAIRMENT (“OTTI”)  The Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

Beginning in 2009, with respect to AFS debt securities, the Company considers, amongst other criteria, whether it has the intent to sell a particular impaired AFS debt security. The assessment of the Company’s intent to sell a particular AFS debt security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, subsequent changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company’s need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on a security where the fair value is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery to amortized cost. In such instances, the AFS debt security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss for the entire difference between the fair value and the amortized cost will be recorded in earnings. If the Company does not have the intent to sell and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, the Company evaluates the security for impairment considered other than temporary. Factors considered in determining whether a decline in fair value is other

2009 Consolidated GAAP Financial Statements	Page 7

(In Thousands)

than temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investment. If the Company concludes that the impairment is other than temporary, the Company estimates the present value of the expected future cash flows to be received from the security. If the present value of the expected future cash flows to be received is less than the amortized cost, the security will be deemed other-than-temporarily impaired in the period that such present value of the expected future cash flows falls below amortized cost and this difference, referred to as the credit loss, will be recognized in earnings. Any remaining difference between the present value of the expected future cash flows to be received and the estimated fair value of the security will be recognized as a separate component of other comprehensive loss and is referred to as the non-credit loss. For AFS debt securities for which an OTTI was recognized in earnings, the difference between the new amortized cost basis and the cash flows expected to be collected will be accreted as interest income. Prior to January 1, 2009 the Company’s assessment of OTTI for AFS debt securities was performed in the manner described below for equity securities.

With respect to equity securities and AFS debt securities prior to 2009, the Company regularly evaluates the carrying value and adjusts the recorded value for impairments considered other-than- temporary. Factors considered in determining whether a decline in fair value is other-than-temporary include the significance of the decline, the length of time a security’s fair value is below its amortized cost, current economic conditions, past credit loss experience, estimated future cash flows, and other circumstances of the investee, and the Company’s ability and intent to hold the investment for a sufficient period of time to allow for anticipated recovery. A decline in a security’s fair value that is deemed to be other-than-temporary is reported in income as a realized capital loss and an appropriate reduction in the cost basis of the security is recognized. When the fair value of securities is below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other-than-temporarily impaired and realized loss is recognized in net income. The discount created by the impairment loss is amortized into investment income over the remaining term of the security based on expected future cash flows.

Net investment gains/(losses) on sales are generally computed using the specific identification method and are included in income on the trade date, net of amortization of deferred acquisition costs and unearned revenue. Unrealized capital gains/(losses), net of applicable taxes, amortization of deferred acquisition costs and unearned revenue, are accounted for as a separate component of other comprehensive income.

DERIVATIVE FINANCIAL INSTRUMENTS  The Company utilizes various derivatives, including interest rate swaps, financial futures, interest rate caps, and put options in conjunction with its management of assets and liabilities and interest rate risk. All derivatives are recognized at fair value and reported in other invested assets. The accounting treatment for specific derivatives depends on whether management elects to follow hedge accounting. To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged to qualify for hedge accounting. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Interest rate swaps and interest rate futures are used to manage risk from interest rate fluctuations. The Company has entered into interest rate swaps and interest rate futures that qualify for hedge accounting. The interest rate swaps have been designated to qualify as cash flow hedges of fixed income securities in the investment portfolio; the interest rate futures have been designated as fair value hedges of fixed income securities in the investment portfolio.

For a fair value hedge, the gain or loss on the hedging instrument is recognized in current earnings. The carrying value of the hedged items is adjusted by the change in fair value and is also recognized in current earnings. The Company’s fair value hedges are primarily hedges of available-for-sale fixed maturity securities.

Page 8	The Penn Mutual Life Insurance Company

(In Thousands)

For a cash flow hedge, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings, but are reported as other comprehensive income. To the extent these derivatives are not effective, changes in their fair values are included in earnings as a net investment gain/loss.

At termination, the cost bases of the hedged assets are adjusted prospectively by the amount of change in fair value of the hedged assets, unless the hedged assets are subject to retrospective accounting. The adjustment to the hedged assets will be amortized through investment income over the remaining life of the bond.

The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires, is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, or (iv) it is probable that the forecasted transaction will not occur.

For cash flow hedges, when hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the gain/loss that was accumulated in other comprehensive income will be recognized immediately as a realized capital gain/loss. The derivative will continue to be carried on the balance sheet at its fair value with subsequent changes in fair value recorded as a realized capital gain/loss. When hedge accounting is discontinued because the hedge is terminated, the accumulated gain/loss remains in other comprehensive income until the forecasted transaction is no longer probable. At that time, the accumulated gain or loss will be amortized as a realized capital gain/loss over the remaining life of the derivative contract.

The Company has interest rate swaps, financial futures and put options to hedge risks associated with the offering of equity market based guarantees in the Company’s annuity product portfolio. These derivatives do not qualify for hedge accounting. The change in fair value of these derivatives is recognized as a net investment gain/(loss).

Interest rate caps and credit default swaps are carried at fair value. The interest rate caps and credit default swaps are not hedges of specific assets or liabilities. These transactions do not qualify for hedge accounting treatment. As a result, the change in the fair value of the derivatives is recognized currently in net investment gains/(losses) in the period of change.

Additional disclosures related to derivative instruments and hedging activities are included in Notes 4 and 5.

The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 8.

DEFERRED ACQUISITION COSTS  The costs of acquiring new and sustaining renewal business and certain costs of issuing policies that vary with and are directly related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

DAC related to participating traditional and universal life insurance policies and investment type products without mortality risk that include significant surrender charges are being amortized over the lesser of the estimated or actual contract life. Amortization expense is recognized in proportion to estimated gross profits arising principally from interest margins, mortality margins, expense margins and surrender charges. The effects of revisions to estimated gross profits are reflected as adjustments to DAC in the period such estimated gross profits are revised. DAC related to certain term business are amortized in proportion to premium revenue.

Each year, a formal review of the assumptions underlying the expected gross profits are analyzed and updated as necessary.

2009 Consolidated GAAP Financial Statements	Page 9

(In Thousands)

DAC is reviewed annually to determine whether such costs are recoverable based upon future estimated gross profits. The Company has evaluated all DAC balances and concluded these amounts are recoverable at December 31, 2009 and 2008, respectively. Certain costs and expenses reported in the Consolidated Statements of Income are net of amounts deferred.

GOODWILL AND INTANGIBLE ASSETS  Goodwill and other intangibles with an indefinite useful life are not amortized. All goodwill and indefinite life intangible assets are required to be tested for impairment at least annually. An intangible asset with a finite life is amortized over its useful life. Intangibles with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable.

The Company had goodwill of $50,026 and $50,026 as of December 31, 2009 and 2008, respectively. No impairment of goodwill was recognized during 2009, 2008 or 2007.

The Company had intangible assets with a gross carrying amount of $8,700 and $10,707 and accumulated amortization of $6,149 and $7,244 as of December 31, 2009 and 2008, respectively. The aggregate amortization expense related to these intangible assets was $912, $1,316 and $1,517 in 2009, 2008 and 2007, respectively. Estimated annual amortization expense is:

Years ending December 31,	Amortization Expense

2010	$668
2011	479
2012	374
2013	290
2014	206

OTHER  Other assets primarily consist of property and equipment, leasehold improvements, computer equipment, and packaged software, which are stated at cost, less accumulated depreciation and amortization. Depreciation on property and equipment is determined using the straight-line method over the estimated useful lives of the related assets. Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Depreciation of computer equipment is calculated using the straight-line method over the lesser of its useful life. Packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. At December 31, 2009 and 2008, these assets had a gross carrying amount of $179,008 and $167,872, respectively and accumulated depreciation and amortization was $151,073 and $140,844 at December 31, 2009 and 2008, respectively. Related depreciation and amortization expense was $10,252, $9,171, and $9,303 for the years ended December 31, 2009, 2008 and 2007, respectively.

Also included in Other assets are sales inducements. The Company has deferred annuity policies in force that contain sales inducements. See Note 7 for additional discussion of sales inducements.

RESERVES FOR FUTURE POLICY BENEFITS  Future policy benefits include reserves for participating traditional life insurance and life contingent annuity products, as well as the excess death benefit liability associated with secondary guarantee universal life contracts and are established in amounts adequate to meet the estimated future obligations of the policies in force.

Liabilities for participating traditional life products are computed using the net level premium method, using assumptions for investment yields, mortality and morbidity, which are consistent with the dividend fund interest rate and mortality rates used in calculating cash surrender values. Interest rate assumptions used in the calculation of the liabilities for participating traditional life products ranged from 2.5% to 8.5%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables.

Page 10	The Penn Mutual Life Insurance Company

(In Thousands)

Liabilities for life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on the Company’s actual experience projected at the time of policy issue with provision for adverse deviations. Interest rate assumptions range from 2.25% to 13.25%.

OTHER POLICYHOLDER FUNDS  Other policyholder funds represent liabilities for universal life and investment-type annuity products. The liabilities for these products are based on the contract account value, which consists of deposits received from customers and investment earnings on the account value, less administrative and expense charges. The liability for universal life products is also reduced by mortality charges.

Liabilities for the non-life contingent annuity products are computed by estimating future benefits and expenses. Assumptions are based on Company experience projected at the time of policy issue. Interest rate assumptions range from 2.0% to 10.5%.

Contract charges assessed against account values for universal life and investment-type annuities are reflected as policy fee income in revenue. Interest credited to account values and universal life benefit claims in excess of fund values are reflected as benefit expense.

POLICYHOLDERS’ DIVIDENDS PAYABLE  The Company’s liability for policyholders’ dividends represents its dividends payable to policyholders. As of December 31, 2009 and 2008, participating insurance expressed, as a percentage of insurance in force is 94% and 95%, respectively, and as a percentage of premium income is 19% and 38%, respectively. The Board of Trustees approves the amount of Policyholders’ dividends to be paid annually. The aggregate amount of policyholders’ dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year and on management’s judgment as to the appropriate level of equity to be retained by the Company. The carrying value of this liability approximates the earned amount and fair value at December 31, 2009 and 2008.

BROKER/DEALER RECEIVABLES AND PAYABLES  Broker/dealer transactions in securities and listed options, including related commission revenue and expense, are recorded on a trade-date basis.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

At December 31, 2009 and 2008, all separate account assets are stated at the fair value of the underlying assets, which are primarily common stocks. The value of the assets in the Separate Accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability at December 31, 2009 and 2008 represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets, which generally reflects fair value. The investment income and net investment gains/(losses) from separate account assets accrue to the policyholders and are not included in the Consolidated Statements of Income. Mortality, policy administration and surrender charges assessed against the accounts are included in Policy fee income in the accompanying Consolidated Statements of Income. Asset management fees charged to the accounts are included in Other income in the accompanying Consolidated Statements of Income.

In 2008, the Company invested $31,000 of Seed Money for the establishment of 13 new funds in Penn Series Funds, Inc. The Seed Money is classified as an equity security, with unrealized capital gains/(losses) reported in other comprehensive income, net of deferred taxes and related adjustments. Dividends earned by the funds are credited to income on their ex-dividend dates. Seed money of $28,588 was still invested in seven funds as of December 31, 2009. As of December 31, 2008, seed money of $21,641 was invested in nine funds.

The Company issues traditional variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”) and GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”). See Note 8 for a discussion of the Company’s obligation regarding these product features.

2009 Consolidated GAAP Financial Statements	Page 11

(In Thousands)

RECOGNITION OF INCOME AND RELATED EXPENSES  Premiums from traditional participating life insurance policies, term life policies, annuity policies with life contingencies and group life contracts are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of deferred acquisition costs.

Amounts received under universal life-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration, and surrender charges, and are included as policy fee income in the Consolidated Statements of Income. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio.

Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC costs. Policy benefits and claims that are charges to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES  Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Uncertain tax positions (“UTP”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

The Company files a consolidated federal income tax return with its life and non-life insurance subsidiaries. The consolidated tax liability is allocated among the members of the group in accordance with a tax sharing agreement. The tax sharing agreement provides that the tax liability for each member of the group is calculated on a separate company basis.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5 million.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported before the effects of reinsurance. Reinsurance receivables (including amounts related to insurance liabilities) are reported as assets in Amounts recoverable from reinsurers. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. See Note 10.

Page 12	The Penn Mutual Life Insurance Company

(In Thousands)

BENEFIT PLANS  On December 31, 2007, the Company adopted guidance which requires an employer on a prospective basis to recognize the funded status of its defined benefit pension and post retirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status through comprehensive income in the year in which the changes occur. See Note 12.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. See Note 13.

RECLASSIFICATION  Certain 2008 and 2007 amounts have been reclassified to conform with 2009 presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS  Effective December 31, 2009, the Company adopted the updated disclosure requirements of Fair Value Measurements and Disclosures and Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The latter provides additional guidance on how companies should estimate the fair value of certain alternative investments, such as hedge funds, private equity funds, and venture capital funds. Since the Company follows an equity method of accounting for these investments, only the additional disclosure requirements applied.

In June 2009, the FASB approved FASB Accounting Standards Codification. This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. It establishes the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. Relevant portions of authoritative content, issued by the SEC, for SEC registrants, have been included in the Codification. After the effective date, all nongrandfathered, non-SEC accounting literature not included in the Codification is superseded and deemed nonauthoritative. Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009.

Effective January 1, 2009, the Company adopted new guidance relating to fair value measurement which provides guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and (2) identifying transactions that are not orderly. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. Additionally, the Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. The Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. This guidance also requires disclosure of the date through which management has evaluated subsequent events and the basis for that date. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. The Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2009, the Company adopted new guidance on the recognition and presentation of other-than-temporary impairments. This guidance amends the recognition guidance for determining whether an other-than-temporary impairment exists for debt securities, changes the presentation of OTTI for debt securities and requires additional disclosures for OTTI on debt and equity securities in interim and annual

2009 Consolidated GAAP Financial Statements	Page 13

(In Thousands)

financial statements. It requires that an OTTI be recognized in earnings for a debt security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the debt security’s amortized cost and its fair value only when either (1) the Company has the intent to sell the debt security or (2) it is more likely than not that the Company will be required to sell the debt security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the Company evaluates the security for impairment considered other-than-temporary. For securities with impairments deemed to be other-than-temporary, the difference between the amortized cost basis of the debt security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings (“credit loss”). If fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors (“non-credit loss”) is recorded as other comprehensive income (loss). When an unrealized loss on a debt security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI occurred, continue to be impaired for the entire difference between the equity security’s cost or amortized cost and its fair value with a corresponding charge to earnings.

Prior to the adoption of this new guidance, the Company recognized in earnings an OTTI for a debt security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the debt security for a period of time sufficient to allow for a recovery of fair value to the security’s amortized cost basis. Also prior to this guidance, the entire difference between the debt security’s amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

The Company’s cumulative effect adjustment of adopting the OTTI guidance was an increase of $7,108 to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the non-credit loss portion of previously recognized OTTI losses on debt securities held at January 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of debt securities of $7,108, net of deferred income taxes of $2,488, resulting in the net cumulative effect adjustment of $4,620. The increase in amortized cost basis of debt securities of $7,108 by sector was as follows: $3,753 in asset-backed securities, $1,072 in U.S. corporate securities, $1,996 in residential mortgage-backed securities, and $288 in commercial mortgage-backed securities.

The enhanced financial statement presentation of the total OTTI loss and the offset for the portion of non credit OTTI loss recognized in other comprehensive income (loss) is presented in the Consolidated Statements of Income and Policyholders’ Equity. The enhanced disclosures are included in Note 3.

Effective December 31, 2008, the Company adopted guidance on disclosures regarding the Company’s defined benefit and postretirement benefit plan assets. The adoption of this guidance did not have an impact on the Company’s Consolidated Financial Statements. The Company has provided all of the material required disclosures in its Consolidated Financial Statements.

Effective January 1, 2008, the Company adopted guidance that permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A Company should report unrealized capital gains/(losses) on items for which the fair value option has been elected in earnings. This guidance also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. It is effective for fiscal years beginning after November 15, 2007. Though the Company has elected not to adopt the Fair Value Option for financial instruments held at January 1, 2008, the Company still has the option to elect the Fair Value Option on new assets and liabilities in the future.

Effective January 1, 2008, the Company adopted new guidance that defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This guidance does not require any new fair value measurements, but its application could change current practices in determining fair value. The guidance is to be applied prospectively with certain exceptions. It is effective for fiscal years beginning after November 15, 2007. The company’s implementation of the guidance resulted in a $9,500 pre-tax investment gain.

Page 14	The Penn Mutual Life Insurance Company

(In Thousands)

Effective December 31, 2007, the Company adopted new guidance that requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans, as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. The company’s implementation of the standard decreased equity by $328.

Note 3.  INVESTMENTS

AFS DEBT SECURITIES  AFS securities are carried at fair value. Amortized cost is net of cumulative writedowns determined by management to be other than temporary declines in value of $54,624 and $58,560 as of December 31, 2009 and 2008, respectively. The distribution of unrealized capital gains/(losses) on investments in AFS debt securities at December 31, 2009 and 2008 is presented below.

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Non-credit Losses	Estimated Fair Value

December 31, 2009:
U.S. Treasury, government and agency securities	$202,115	$1,066	$3,848	$—	$199,333
States and political subdivisions	532,065	1,351	13,662	—	519,754
Corporate securities	2,718,285	213,035	40,777	157	2,890,386
Residential mortgage backed securities	912,672	26,325	2,652	14,924	921,421
Commercial mortgage backed securities	1,350,162	22,519	61,688	180	1,310,813
Asset-backed securities	215,876	1,619	14,832	5,012	197,651
Redeemable preferred stocks	43,881	—	4,184	—	39,697

Total AFS securities	$5,975,056	$265,915	$141,643	$20,273	$6,079,055

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Estimated Fair Value

December 31, 2008
U.S. Treasury, government agency securities	$86,337	$6,224	$192	$92,369
States and political subdivisions	35,527	62	816	34,773
Corporate securities	2,755,277	93,075	220,977	2,627,375
Residential mortgage backed securities	1,084,968	14,471	92,762	1,006,677
Commercial mortgage backed securities	1,381,524	1,054	250,406	1,132,172
Asset-backed securities	347,725	411	53,708	294,428
Redeemable preferred stocks	101,924	20	11,526	90,418

Total AFS securities	$5,793,282	$115,317	$630,387	$5,278,212

U.S. Treasury, government agency securities include $12,833 and $11,763 as of December 31, 2009 and 2008, respectively, of estimated fair value in securities that are pledged as collateral for futures contracts.

2009 Consolidated GAAP Financial Statements	Page 15

(In Thousands)

The amortized cost and estimated fair value of AFS securities as of December 31, 2009 and 2008 by contractual maturity is presented below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

	2009		2008
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Due in one year or less	$95,291	$97,200	$23,929	$23,938
Due after one year through five years	500,403	535,653	434,871	425,179
Due after five years through ten years	1,036,450	1,109,606	1,112,084	1,069,525
Due after ten years	1,820,321	1,867,014	1,306,257	1,235,875
Residential mortgage backed securities	912,672	921,421	1,084,968	1,006,677
Commercial mortgage backed securities	1,350,1622	1,310,8133	1,381,5244	1,132,172
Asset-backed securities	215,876	197,651	347,725	294,428
Redeemable preferred stocks	43,881	39,697	101,924	90,418

Total	$5,975,056	$6,079,055	$5,793,282	$5,278,212

Mortgage and other asset-backed securities are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of these securities is estimated at 3.97 years.

Residential mortgage backed securities (MBS), Commercial MBS and Asset-backed securities follow a structured principal repayment schedule and 97.7% are of high credit quality. Securities totaling $1,996,347 are rated AAA and include $3,672 of interest-only tranches.

At December 31, 2009, the largest industry concentration of the Company’s portfolio was investments in the electric industry of $450,780 representing 7.42% of the total AFS portfolio.

Proceeds during 2009, 2008 and 2007 from sales of AFS securities were $657,638, $1,357,470, and $1,046,767, respectively. The gross gains realized on those sales were $25,902, $20,766 and $9,551 and the gross losses realized on those sales were $19,656, $13,052, and $8,950 during 2009, 2008 and 2007, respectively. During 2009, 2008, and 2007, the Company recognized investment losses of $27,515, $42,337, and $7,998, respectively, related to impairment of AFS securities.

The Company’s investment portfolio of AFS securities is predominantly comprised of investment grade securities. At December 31, 2009 and 2008, AFS securities with fair value totaling $194,682 and $154,920, respectively, were less than investment grade. At December 31, 2009 and 2008, there were three securities totaling $1,950 and one security totaling $380 to be restructured pursuant to commenced negotiations, respectively.

The Company accrues interest income on debt securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

Management has determined that the unrealized capital losses on the Company’s investments in equity and debt securities at December 31, 2009 are temporary in nature. For further discussion on how the Company evaluates the impairment of debt and equity securities, see Note 2.

Page 16	The Penn Mutual Life Insurance Company

(In Thousands)

Credit Loss Rollforward — Rollforward of the Cumulative Credit Loss Component of OTTI Loss Recognized in Earnings on Fixed Maturity Securities Still Held for Which a Portion of the OTTI Loss was Recognized in Other Comprehensive Loss The table below is a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on debt securities still held for which a portion of the OTTI loss was recognized in other comprehensive loss and are still held on December 31, 2009:

2009

Balance, beginning of period	$—
Credit loss remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	8,184
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,055)
Credit loss impairments previously recognized on securities impaired to fair value during the period	(2,596)
Credit loss impairment recognized in the current period on securities not previously impaired	16,015
Additional credit loss impairments recognized in the current period on securities previously impaired	4,208

Balance, end of period	$24,756

The following tables present the gross unrealized capital losses and fair values for AFS securities with unrealized capital losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized capital loss position, at December 31, 2009 and 2008, respectively:

	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2009:
U.S Treasury, government and agency securities	$151,069	$3,847	$249	$1	$151,318	$3,848
States and political subdivisions	399,739	13,608	11,046	54	410,785	13,662
Corporate securities	218,516	6,091	275,410	34,843	493,926	40,934
Residential MBS	30,478	967	385,065	16,609	415,543	17,576
Commercial MBS	97,446	1,962	496,026	59,906	593,472	61,868
Asset-backed securities	7,587	3,316	168,109	16,528	175,696	19,844
Redeemable preferred stocks	—	—	39,627	4,184	39,627	4,184

Total AFS securities	$904,835	$29,791	$1,375,532	$132,125	$2,280,367	$161,916

2009 Consolidated GAAP Financial Statements	Page 17

(In Thousands)

	Less than 12 months		12 Months or longer		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2008:
U.S Treasury, government and agency securities	$6,150	$192	$—	$—	$6,150	$192
States and political subdivisions	30,630	816	—	—	30,630	816
Corporate securities	1,035,274	123,685	331,471	97,292	1,366,745	220,977
Residential MBS	206,933	74,188	272,372	18,574	479,305	92,762
Commercial MBS	841,805	189,229	248,632	61,177	1,090,437	250,406
Asset-backed securities	44,006	12,615	237,616	41,093	281,622	53,708
Redeemable preferred stocks	73,130	5,704	4,487	5,822	77,617	11,526

Total AFS securities	$2,237,928	$406,429	$1,094,578	$223,958	$3,332,506	$630,387

AFS securities that were in an unrealized capital loss position less than twelve months at December 31, 2009, totaled 18% of the Company’s total AFS securities unrealized capital loss, and securities in an unrealized capital loss position greater than twelve months totaled 82% of the Company’s total AFS securities unrealized capital loss. Of the total amount of securities unrealized capital losses, $134,115 or 83% is related to unrealized capital losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized capital losses on AFS securities with a rating below investment grade represent $27,801 or 17% of the Company’s total AFS securities unrealized capital losses. The decrease in the number of securities with fair values below amortized cost and in the amount of unrealized capital losses is related to the fundamental improvement of the overall economy and the corresponding tightening of spreads and improvement in liquidity conditions.

U.S. Treasury, Government, and Agency Securities  Unrealized capital losses on the Company’s investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $3,848. These were spread over 9 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government.

Corporate Securities  Unrealized capital losses on corporate securities were $40,934 or 25% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in corporate securities is spread over 147 individual securities with varying interest rates and maturities. Unrealized capital losses for Corporate securities with a fair value below 80% of the security’s amortized cost totaled $12,673 or 31% of the total unrealized capital losses for corporate securities. Corporate spreads tightened significantly due to an improvement in overall economic conditions and an accompanying improvement in capital markets liquidity and corporate fundamentals. The capital losses were spread across all industry sectors. The largest sector with unrealized capital losses on securities with a fair value below 80% of the security’s amortized cost was banking.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $13,662 or 8% of the Company’s unrealized losses for debt securities. These were spread over 95 securities and the decline in value was caused by interest rate increases.

Residential and Commercial Mortgage-Backed Securities  Unrealized capital losses on mortgage-backed securities were $79,444 or 49% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in mortgage-backed securities was due to elevated risk premium in the

Page 18	The Penn Mutual Life Insurance Company

(In Thousands)

market and lower than expected collateral performance, which management believes is recoverable. These losses were spread across approximately 70 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 80% of the security’s amortized cost represented $12,100 or 15% of total unrealized capital losses on mortgage-backed securities. All of the holdings are investment grade and management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss.

Asset-Backed Securities  Unrealized capital losses on asset-backed securities were $19,844 or 12% of the total unrealized capital losses for debt securities. The unrealized capital losses on these investments are largely related to the relative liquidity in the marketplace for these type of securities. These capital losses are spread across approximately 25 securities. The Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized capital loss. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 80% of the security’s amortized cost represented $13,417 or 68% of the total unrealized capital losses for asset-backed securities.

The following table sets forth the reclassification adjustment required to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

Reclassification Adjustments	2009	2008	2007

Unrealized capital holding (losses) arising during period, net of taxes	$312,964	$(348,285)	$(391)
Reclassification adjustment for losses included in net income	13,862	16,066	1,791

Unrealized capital (losses)/gains on investments, net of reclassification adjustment	$326,826	$(332,219)	$1,400

Reclassification adjustments reported in the above table for the years ended December 31, 2009, 2008 and 2007 are net of income tax benefits of $(7,465), $(8,651), and $(964), respectively, and $(4,974), $(3,986), and $(429), respectively, relating to the effects of such amounts on DAC.

EQUITY SECURITIES  During 2009, 2008 and 2007, the proceeds from sales of unaffiliated equity securities amounted to $42, $618, and $200, respectively. The gross gains realized on those sales were $0, $0 and $200 and the gross losses realized on those sales were $3, $134, and $0, for 2009, 2008 and 2007, respectively.

Unaffiliated equity securities had gross unrealized capital losses of $5,088 and $4,870 as of December 31, 2009 and 2008, respectively.

During 2009, 2008 and 2007, the proceeds from sales of affiliated equity securities were $400, $4 and $0, respectively. Gross unrealized capital losses were $2,110 and $9,466 as of December 31, 2009 and 2008, respectively.

2009 Consolidated GAAP Financial Statements	Page 19

(In Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio:

	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

December 31, 2009
Venture capital	$78,989	$40,874
Distressed	53,327	19,028
MBO	36,644	27,790
Real asset	30,547	7,860
Mezzanine	28,844	20,029
Infrastructure*	19,284	1,695	semi-annually	30 days
Global macro hedge	13,415	—	monthly	5 days
Fund of funds	2,896	1,502
Secondaries	2,273	5,760

Total Alternative assets	$266,219	$124,538

*	Redemption option only applies to one infrastructure fund (FV = $8,926; Unfunded Commitment = $0)

The fair values are provided per the funds’ capital statements. Significant events that have occurred since the date the values were calculated have been reviewed but are deemed as not being significant. With exception of two open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund are received through the liquidation of the underlying assets, which flow through the Consolidated Statements of Income.

Venture capital  includes several venture capital funds that make investments in life science and information technology companies. The geographic focus is primarily U.S. with some focus in Canada. Venture capital funds exposure (unfunded commitments + fair value) is 30%, which is the largest for the Alternative assets portfolio.

Distressed  includes several funds that invest in companies that are in financial distress and/or are undervalued due to discrete extraordinary events. Some of the funds within this category also invests in publicly traded and privately held securities, derivatives and other instruments, primarily in the mortgage, asset-backed, commercial mortgage-backed and related markets. Investments within this category are made on a global basis. Distressed asset funds exposure (unfunded commitments + fair value) is 19% of the Alternative assets portfolio.

MBO includes several lower middle market management buyout funds (MBO) that take controlling positions and work with management to create value. These MBO funds concentrate on the following industries: consumer, healthcare, media, manufacturing and industrial services. The geographic focus is primarily U.S. with some exposure in Europe. MBO asset funds exposure (unfunded commitments + fair value) is 17% of the Alternative assets portfolio.

Real asset includes investments that focus on energy, timber and real estate. The energy funds concentrate on the acquisition and exploration of oil and gas production in North America. They also consider investments in gathering and processing, energy service and other energy related sector. The timber funds include primarily US timberland properties diversified by geography, age and species. The portfolio also includes one real estate fund that purchases participating and non-participating mezzanine loans, mortgages, preferred equity and related investments in smaller and mid size commercial real estate projects located throughout the United States. Real Asset funds exposure relative to the total Alternative asset portfolio for each of these sectors is 4% for energy, 5% for timber and 1% for real estate.

Mezzanine includes investments made in mezzanine securities and middle market companies involved in leveraged transactions. Many of the partnerships within this sector consider an array of investment

Page 20	The Penn Mutual Life Insurance Company

(In Thousands)

opportunities but there is some concentration on media companies. The geographic focus is primarily North America and Europe. Mezzanine exposure (unfunded commitments + fair value) is 13% of the Alternative asset portfolio.

Infrastructure includes three funds. Some of the assets include toll roads, bridges, pipelines, airports, communication assets and water-waste related assets. One of the funds is open-ended and therefore can be redeemed. Any repurchase of the Company’s interest completed within four years after the final drawdown date is made at 94% of Offering NAV per interest. After four years, repurchase is made at 100% of NAV per interest. Infrastructure exposure (unfunded commitments + fair value) is 5% of the Alternative asset portfolio.

Global macro hedge includes a fund in which the Company invests in Class B shares of common stock. The investment strategy is an opportunistic style with the flexibility to establish long, short, or spread positions within the following areas: currency, credit market, credit market spreads, emerging markets, and the equity and copper markets. A shareholder may redeem shares as of the close of business on the last trading day of any upcoming month provided that prior written notice is received by the Administrator on the fifth business day prior to the relevant dealing day. Shares are redeemed at the net asset value of the Company as of the redemption date. Hedge fund exposure (unfunded commitments + fair value) is 3% of the Alternative asset portfolio.

Fund of funds primary focus includes investments in private equity, co-investments and secondary market purchases of interests in private equity funds. While traditional buyout and growth capital funds make up a majority of the portfolio, approximately 40% of the portfolio is invested outside the United States and 30% are “special situations”, including distressed investment opportunities. Fund of funds exposure (unfunded commitments + fair value) is 1% of the Alternative asset portfolio.

Secondaries includes two investments in secondaries. The primary purpose of the first investment is to acquire equity and equity-related securities in venture-backed companies and interests in venture capital investment funds. The firm is located in San Francisco and over 50% of its invested capital is in the Silicon Valley. The second investment considers opportunities on a global basis and across all sectors of the private equity market. The Fund invests its capital principally in LP Secondaries, Synthetic Secondaries and Alternative Investments. Secondary exposure (unfunded commitments + fair value) is 2% of the Alternative asset portfolio.

Net unrealized investment capital gains/(losses) on alternative assets that were classified as investment income aggregated $(22,559), $(16,240) and $13,581 for the years ended December 31, 2009, 2008 and 2007, respectively. Net unrealized investment capital losses classified as net investment losses were $(656), $(505) and $(530) for the years ended December 31, 2009, 2008 and 2007, respectively. The Company also recognized investment losses of $949, $4,041 and $2,803 in investment income in 2009, 2008 and 2007, respectively. Additionally, the Company recognized capital losses of $334 on closed partnerships in 2009.

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2009 and 2008 were as follows:

	2009	2008

Derivatives	$150,916	$198,706
Annuity contract	45,996	47,485
Other	4,833	2,516

Total other invested assets	$201,745	$248,707

Refer to Note 4 for discussion on Derivatives.

RESTRICTED ASSETS AND SPECIAL DEPOSITS  Assets of $7,617 and $7,299 at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included within invested assets in the accompanying Consolidated Balance Sheet.

2009 Consolidated GAAP Financial Statements	Page 21

(In Thousands)

NET INVESTMENT INCOME  The components of net investment income are summarized as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

AFS securities	$339,825	$352,572	$352,692
Equity securities	1	107	2
Policy loans	37,971	36,507	36,070
Short-term investments	673	2,022	4,094
Alternative Assets	(19,869)	(6,382)	41,233
Other invested assets	18,548	12,530	41
Other investment income	888	543	766

Gross investment income	378,037	397,899	434,898

Less: Investment expense	8,493	9,139	9,647

Net investment income	$369,544	$388,760	$425,251

NET INVESTMENT LOSSES  The components of net investment losses on investments were as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

AFS securities	$(22,123)	$(34,743)	$(6,784)
Trading securities	19,012	19,350	7,732
Equity securities, mortgage loans, short-term investments	64	(265)	200
Alternative assets, other invested assets, and equity hedging	(21,815)	12,801	(5,898)
Amortization of deferred acquisition costs	3,110	5,428	1,058
Deferred compensation plans and other assets	7,962	(18,435)	2,561

Net investment losses	$(13,790)	$(15,864)	$(1,131)

Note 4.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company may use forward contracts, swaps, futures, options, swaptions, caps, floors, collars and options on futures to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts.

Page 22	The Penn Mutual Life Insurance Company

(In Thousands)

The following table presents the notional and fair values of derivative financial instruments reported in Other invested assets on the Consolidated Balance Sheets for:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009				2008
	Number	Notional Value	Gain	Loss	Number	Notional Value	Gain	Loss

Fair Value Hedges:
Interest rate Futures	—	$—	$—	$—	186	$24,974	$—	$(658)
Cash Flow Hedges:
Interest rate swaps	2	380,000	5,009	—	2	380,000	19,090	—

Total designated and qualifying hedges	2	$380,000	$5,009	$—	188	$404,974	$19,090	$(658)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009				2008
	Number	Notional Value	Gain	Loss	Number	Notional Value	Gain	Loss

Interest rate futures	907	$104,716	$—	$(2,622)	2,422	$304,567	$6,018	$—
Interest rate caps	2	200,000	2,068	—	6	500,000	718	—
Credit default swaps	3	14,000	—	(721)	2	14,000	954	—
Equity future	4,277	220,092	—	(271)	6,170	258,002	—	(515)
Equity options	20	827,473	147,453	—	14	528,147	173,099	—

Total not designated and not qualifying as hedges	5,209	$1,366,281	$149,521	$(3,614)	8,614	$1,604,716	$180,789	$(515)

The following table presents the components of OCI, before income tax, related to cash flow hedges:

YEARS ENDED DECEMBER 31,	2009	2008

Other comprehensive income, beginning of period	$21,886	$15,046
(Losses)/gains deferred in OCI on the effective portion of cash flow hedges	(13,934)	10,662
Amounts reclassified to net investment gains	(2,518)	(3,822)

Other comprehensive income, end of period	$5,434	$21,886

The OCI offset is reported within net investment income on the Consolidated Statements of Income.

2009 Consolidated GAAP Financial Statements	Page 23

(In Thousands)

The impact of derivative instruments reported on the Consolidated Statements of Income in net investment gains/(losses) are reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009		2008
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Fair Value Hedges:
Interest rate futures	$—	$(1,366)	$—	$1,365
Cash Flow Hedges:
Interest rate swaps	17,342	2,371	10,379	1,644

Total qualifying hedges	$17,342	$1,005	$10,379	$3,009

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2009		2008
	Net Investment Income	Net Investment Gains/(Losses)	Net Investment Income	Net Investment Gains/(Losses)

Interest rate futures	$—	$(12,317)	$—	$17,931
Interest rate caps	—	1,350		(1,040)
Interest rate swaps	—	—	586	4,343
Credit default swaps	(481)	(1,363)	(175)	1,060
Equity futures	—	1,123	—	(46,425)
Equity options	—	(81,249)	6	136,948
Forwards	—	—	—	(222)

Total nonqualifying hedges	$(481)	$(92,456)	$417	$112,595

Derivative Instruments Designated and Qualifying as Cash Flow Hedges

The Company has entered into interest rate swaps that qualify for hedge accounting. These have been designated as cash flow hedges of floating rate bonds. These interest rate swaps are used to reduce market risks from changes in interest rates. The net receipts/payments from these interest rate swaps are recorded on our Consolidated Statements of Income as reported in the table above.

The Company’s cash flow hedges include hedges of floating rate securities. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excluded amounts relating to risks other than exposure to the benchmark interest rate. Derivative instruments used in cash flow hedges that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability.

The effective portion of the cash flow hedge recorded in other comprehensive income was $5,009 and $18,943 at December 31, 2009 and 2008, respectively. The ineffective portion of the cash flow hedge recorded as a net investment (loss)/gain was $(147) and $147 as of December 31, 2009 and 2008, respectively.

As of December 31, 2009, $425 of the deferred net gains on derivative instruments in accumulated other comprehensive income were expected to be reclassified to earnings during the next twelve months. This reclassification is due to the maturity of the derivative instruments on April 11, 2010.

The Company de-designated a $200,000 notional interest rate swap that had been designated as a three-year cash flow hedge of fixed income securities on September 16, 2008. Of the $2,943 that was recorded in OCI as of December 31, 2008, $2,518 was reclassified to net investment income as of December 31, 2009.

Page 24	The Penn Mutual Life Insurance Company

(In Thousands)

During the years ending December 31, 2009, 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted.

Derivative Instruments Designated and Qualifying as Fair Value Hedges

For fair value hedges, changes in the fair value of derivatives are reported in a manner that is consistent with the hedged asset or liability.

In 2008 the Company entered into interest futures that qualified for hedge accounting. These were designated as fair value hedges of fixed income securities in the investment portfolio. The futures were used to hedge the risk of a decline in the fair value of corporate bond securities due to an increase in interest rates. The Company closed the futures in 2009 and recognized a realized capital gain of $1,660.

For fair value hedges, all components of each derivative’s gain or loss were included in the assessment of hedge ineffectiveness. The Company recognized net investment (losses)/gains of $(1,366), $1,365, and $(8,745) in 2009, 2008 and 2007, respectively, related to the ineffectiveness of its fair value hedges.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts and put options that do not qualify for hedge accounting or for purposes other than hedging.

These instruments are carried at fair value and are classified as other invested assets in the Consolidated Balance Sheet. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company uses “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company offers a variety of variable annuity programs with guaranteed minimum balance or guaranteed withdrawal benefits. The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into interest and equity futures and put options. The changes in value of the futures and options will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the counterparty’s credit rating. Additionally, the agreements with the counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset, combined with the collateral obtained from counterparties, reduces the Company’s exposure. Cash with an estimated fair value of $109,340 and $127,554 were held at December 31, 2009 and 2008, respectively. The cash received is invested in an interest bearing money market fund and is reflected as a short-term investment.

As of December 31, 2009 and 2008, the Company pledged collateral for futures contracts of $24,794 and $21,946, respectively. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

The Company holds cash and securities as collateral related to derivatives with Lehman Brothers Holdings Inc., which declared bankruptcy in 2008. At December 31, 2009 and 2008, $7,180 in cash, which is included as part of collateral held in short-term investments, is in the Company’s possession with a payable balance in the

2009 Consolidated GAAP Financial Statements	Page 25

(In Thousands)

same amount. Cash and short-term investments of $15,858 and $9,810 and U.S Treasury securities of $4,796 and $10,945 at December 31, 2009 and 2008, respectively, are maintained in a segregated custodial account for the sole purpose of collateral management. The unsecured portion of the termination value is $14,829. The recoverability of the unsecured portion was determined to be 50%, therefore, an impairment of $7,415 was recognized as a realized capital loss in 2008.

Note 5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assts or liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on our results of operations. The following sections describe the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on our results of operations or involve the use of significant unobservable inputs.

AFS SECURITIES  The fair values of our debt securities are generally based on quoted market prices or prices obtained from independent pricing services. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Consistent with the fair value hierarchy described above, securities with quoted market prices or validated quotes from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service are: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and

Page 26	The Penn Mutual Life Insurance Company

(In Thousands)

industry and economic events. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

In circumstances where market data such as quoted market prices or vendor pricing is not available, internal estimates based on significant observable inputs are used to determine fair value. This category also includes fixed income securities priced internally. Inputs considered are: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices. Also included in Level 2 are private placement securities. There are several private placement bonds that are priced externally. Inputs considered are: public corporate bond spreads, industry sectors, average life, internal ratings, security structure and yield curves. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in our fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect our own assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in our fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

Our Level 3 debt securities generally include certain public debt securities and distressed private debt securities priced internally based on observable and unobservable inputs. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation. As of December 31, 2009 and 2008, such over-rides in aggregate were not material. Significant inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

TRADING SECURITIES  The fair values of most publicly traded securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in our fair value hierarchy. Level 2 securities include those not actively traded and priced based on similar assets traded in active markets and securities where the fair value is based on vendor prices. All other securities are priced as Level 3.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in our fair value hierarchy. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in our fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in our fair value hierarchy.

SHORT-TERM INVESTMENTS  Short-term investments carried at Level 1 consist of money market funds.

ALTERNATIVE ASSETS  Alternative assets are primarily limited partnerships with investments in venture capital, management buy-out, mezzanine financing and fund of funds. Because no active market exists for these assets, the fair value is estimated by the general partner. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the valuation, the limited partnership investments have been reflected within Level 3 in our fair value hierarchy.

DERIVATIVE INSTRUMENTS  Derivatives are recorded as Other Invested Assets. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of

2009 Consolidated GAAP Financial Statements	Page 27

(In Thousands)

valuation models. The fair values of derivative contracts can be affected by changes in interest rates, credit spreads, market volatility, expected returns and liquidity as well as other factors. In order to validate reasonability, prices are reviewed by our internal investment professionals through comparison with directly observed recent market trades or comparison of all significant inputs used in broker quotes to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The Company’s exchange traded futures include index futures. Exchange traded futures and exchange traded put options are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in our fair value hierarchy. These investments include: interest rate swaps, interest rate caps and put options. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity.

SEPARATE ACCOUNT ASSETS  Separate Account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification in Level 1.

VARIABLE ANNUITY LIVING BENEFIT RIDERS  The Company’s liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including GMAB and GMWB. These benefits are accounted for as embedded derivatives and are carried at fair value with changes in fair value included in net investment gains/(losses).

The fair values of the GMAB and GMWB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using appropriate rates that take into consideration the Company’s own risk of nonperformance. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rates and equity market assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed regularly, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in our fair value hierarchy.

Page 28	The Penn Mutual Life Insurance Company

(In Thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents the financial instruments carried at fair value as of December 31, 2009, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury, government and agency securities	$173,070	$26,014	$249	$199,333
States and political subdivisions	—	508,708	11,046	519,754
Corporate securities	—	2,890,107	279	2,890,386
Residential MBS	—	921,421	—	921,421
Commercial MBS	—	1,310,813	—	1,310,813
Asset-backed securities	—	193,971	3,680	197,651
Redeemable preferred stocks	—	16,240	23,457	39,697

Total AFS Securities	173,070	5,867,274	38,711	6,079,055
Trading securities	5,269	85,046	4,050	94,365
Equity securities	31,239	—	—	31,239
Short-term investments	253,341	—	—	253,341
Alternative assets	—	—	266,219	266,219
Other invested assets	20,258	130,658	—	150,916

Total investments	483,177	6,082,978	308,980	6,875,135
Separate account assets(1)	3,761,147	—	—	3,761,147

Total assets	$4,244,324	$6,082,978	$308,980	$10,636,282

Liabilities:
Future policy benefits	$—	$—	$(51,032)	$(51,032)
Securities sold not purchased	(2,542)	(6,602)	—	(9,144)

Total Liabilities	$(2,542)	$(6,602)	$(51,032)	$(60,176)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

2009 Consolidated GAAP Financial Statements	Page 29

(In Thousands)

The following table presents the financial instruments carried at fair value as of December 31, 2008, by caption on the Consolidated Balance Sheet and by valuation hierarchy (as described above).

	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
AFS Securities:
U.S Treasury, government and agency securities	$92,120	$—	$249	$92,369
States and political subdivisions	—	13,529	21,244	34,773
Corporate securities	—	2,625,256	2,119	2,627,375
Residential MBS	—	1,006,677	—	1,006,677
Commercial MBS	—	1,132,172	—	1,132,172
Asset-backed securities	—	289,976	4,452	294,428
Redeemable preferred stocks	—	45,226	45,192	90,418

Total AFS Securities	$92,120	$5,112,836	$73,256	$5,278,212
Trading securities	3,068	62,118	4,082	69,268
Equity securities	24,511	—	—	24,511
Short-term investments	277,841	—	—	277,841
Alternative assets	—	—	265,718	265,718
Other invested assets	37,103	161,603	—	198,706

Total investments	434,643	5,336,557	343,056	6,114,256
Separate account assets (1)	2,753,267	—	—	2,753,267

Total assets	$3,187,910	$5,336,557	$343,056	$8,867,523

Liabilities:
Future policy benefits	$—	$—	$(121,298)	$(121,298)
Securities sold not purchased	(681)	(3,960)	—	(4,641)

Total Liabilities	$(681)	$(3,960)	$(121,298)	$(125,939)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risk associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Balance Sheets.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  The tables below include a rollforward of the balance sheet amounts for the years ended December 31, 2009 and 2008 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy. When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology. Also, the Company manages the risk of the observable components of Level 3 financial instruments using securities and derivative positions that are classified within Level 1 or 2 of the valuation hierarchy; as these Level 1 and Level 2 risk management instruments are not included below, the gains or losses in the tables do not reflect the effect of the Company’s risk management activities related to such Level 3 instruments.

Page 30	The Penn Mutual Life Insurance Company

(In Thousands)

	U.S. Treasury, government and agency securities	States and Political Sub- Divisions(1,3,4)	Corporate Securities(1,3,4)	Asset-Backed Securities(1,3,4)	Redeemable Preferred Stock(1,3,4)	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2009	$249	$21,244	$2,119	$4,452	$45,192	$4,082	$265,718	$343,056	$(121,298)
Transfers in	—	—	—	3,680	—	—	—	3,680	—
Transfers out	—	—	—	(1,308)	—	—	—	(1,308)	—
Total gains or losses realized/unrealized) included in:
Income	—	—	1,215	(4,628)	—	77	(23,765)	(27,101)	68,686
OCI	—	52	(1,090)	1,069	440	17	(656)	(168)	—
Amortization/Accretion	—	—	—	415	—	—	—	415	—
Purchases, Sales
Purchases	—	—	—	—	—	1,975	37,068	39,043	1,580
Sales	—	(10,250)	(1,965)	—	(22,175)	(2,101)	(12,146)	(48,637)	—

Balance December 31, 2009	$249	$11,046	$279	$3,680	$23,457	$4,050	$266,219	$308,980	$(51,032)

	U.S. Treasury, government and agency securities	States and Political Sub- Divisions(1,3,4)	Corporate Securities(1,3,4)	Asset-Backed Securities(1,3,4)	Redeemable Preferred Stock(1,3,4)	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Balance January 1, 2008	$—	$—	$991	$8,305	$—	$398	$232,724	$242,418	$(8,422)
Transfers in	—	—	5,200	—	—	—	—	5,200	—
Transfers out	—	—	—	—	—	—	—	—	—
Total gains or losses (realized/unrealized) included in:
Income	—	—	(3,411)	(2,990)	—	(112)	(21,100)	(27,613)	(113,047)
OCI	—	(107)	(194)	(1,094)	(908)	—	—	(2,303)	—
Amortization/Accretion	—	—	(2)	231	—	—	—	229	—
Purchases, Sales
Purchases	249	21,351	—	—	46,100	3,801	61,793	133,294	171
Sales	—	—	(465)	—	—	(5)	(7,699)	(8,169)	—

Balance December 31, 2008	$249	$21,244	$2,119	$4,452	$45,192	$4,082	$265,718	$343,056	$(121,298)

(1)	Total gains/(losses) included in earnings are reported as net investment gains/(losses)
(2)	Total gains/(losses) included in earnings are reported as net investment income or net investment gains/(losses)
(3)	Amortization/accretion is reported as net investment income
(4)	Total gains/(losses) included in other comprehensive income are reported as net investment gains/(losses)

2009 Consolidated GAAP Financial Statements	Page 31

(In Thousands)

The AFS securities transferred into Level 3 in 2009 and 2008 were the result of the pricing service being unable to provide an accurate price on specific securities. The securities were priced internally. The AFS securities transferred out of Level 3 in 2009 were the result of the pricing service now being able to provide an accurate price on specific securities.

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2009:

	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$(23,765)	$(23,765)	$—
Net Investment Gains/(Losses)	17	(656)	(639)	68,686

Total	$17	$(24,421)	$(24,404)	$68,686

The following table summarizes the total gains or losses included in earnings that are attributable to unrealized capital gains/(losses) for Level 3 assets and liabilities still held at December 31, 2008:

	Trading Securities	Alternative Assets(2)	Total Assets	Future Policy Benefit — Total Liabilities

Net Investment Income	$—	$(20,595)	$(20,595)	$—
Net Investment Gains/(Losses)	(112)	(505)	(617)	(113,047)

Total	$(112)	$(21,100)	$(21,212)	$(113,047)

FINANCIAL INSTRUMENTS FOR WHICH CARRYING VALUE APPROXIMATES FAIR VALUE  Certain financial instruments that are not carried at fair value on the Consolidated Balance Sheets are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These instruments include cash and short-term investments.

The methodology for determining the fair value for the Company’s financial instruments that are carried at fair value can be found earlier in this note. The fair values of the Company’s liabilities for individual annuities are estimated by discounting the cash flows associated with the contracts, using an interest rate currently offered for similar contracts with maturities similar to those remaining for the contracts being valued.

The fair values of liabilities under all of the Company’s contracts are considered in the overall management of interest rate risk. The Company is exposed to interest rate risk on its interest-sensitive products. The Company’s investment strategy is designed to minimize interest risk by managing the durations and anticipated cash flows of the Company’s assets and liabilities.

Page 32	The Penn Mutual Life Insurance Company

(In Thousands)

The following table summarizes the carrying value and estimated fair value of financial assets and liabilities.

	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Financial Assets:
AFS securities	$6,079,055	$6,079,055	$5,278,212	$5,278,212
Trading Securities	94,365	94,365	69,268	69,268
Equity securities	31,239	31,239	24,511	24,511
Short-term investments	253,341	253,341	279,008	279,008
Alternative Assets	266,219	266,219	265,718	265,718
Other invested assets	201,745	201,745	248,707	248,707
Cash & cash equivalents	38,260	38,260	61,482	61,482
Separate account assets	3,761,147	3,761,147	2,753,267	2,753,267

Total financial assets	10,725,371	10,725,371	$8,980,173	$8,980,173

Financial Liabilities:
Investment-type contracts
Individual annuities	$1,443,723	$1,427,045	$1,290,161	$1,295,168
Other policyholder funds	224,683	224,683	230,691	230,691
Debt	196,979	196,979	196,930	196,930

Total policyholder funds	1,865,385	1,848,707	1,717,782	1,722,789
Separate account liabilities	3,761,147	3,761,147	2,753,267	2,753,267

Total financial liabilities	$5,626,532	$5,609,854	$4,471,049	$4,476,056

Note 6.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $3,546,506 and $2,602,117 at December 31, 2009 and 2008, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $214,641 and $151,150 at December 31, 2009 and 2008, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Note 7.  DAC AND SALES INDUCEMENTS

The following table illustrates the roll forward of the Company’s DAC balance:

YEARS ENDED DECEMBER 31,	2009	2008

Balance at beginning of year	$897,044	$806,718
Current year additions	158,407	124,487
Unrealized (loss)/gain	(148,820)	138,896
Less: Amortized during year, net of interest and unlocking	122,314	173,057

Balance at end of year	$784,317	$897,044

2009 Consolidated GAAP Financial Statements	Page 33

(In Thousands)

Most of the Company’s DAC asset is amortized over the estimated life of the book of business at a constant rate based on the present value of the estimated gross profits expected to be realized. The present value of estimated gross profits is computed using an expected investment yield or interest crediting rate, projected mortality and lapse rates. As actual experience varies, the DAC asset is required to be written up or down as the Company “unlocks” the DAC assumptions and resets the assumptions based on more current information. For projecting investment returns that would be applied to determine future variable account value growth and the associated profit margins, the Company uses a common industry approach that is generally referred to as Reversion to the Mean (“RTM”).

In 2008, the Company concluded that the existing RTM methodology was producing near term growth rates that were significantly higher than management’s best estimate. As a result, the Company performed a fresh start, ignoring historic results and starting over on December 1, 2008 using an investment assumption that represents management’s best estimate. The financial result as of December 31, 2008 is additional DAC amortization of $11,200.

Sales Inducements

PML has deferred annuity policies in force that contain sales inducements, which are capitalized and then amortized into income in the future. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize DAC.

Changes in sales inducements are as follows:

	2009	2008

Beginning balance	$38,232	$37,586
Additional amounts deferred	12,259	9,227
Less: Amortization	3,741	8,581

Ending balance	$46,750	$38,232

Note 8.  GUARANTEED MINIMUM ANNUITY BENEFITS

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum benefit payable upon death as follows:

•

Return of premium — provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase Payments”. This guarantee is a standard death benefit on all individual variable annuity products.

•

Step-up — provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

•

Rising Floor — provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values, net amount at risk, net of reinsurance, and reserves for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2009	2008

Account value	$2,786,491	$1,895,732
Net amount at risk	228,505	458,684
GAAP Reserves	9,327	17,813

The reserve calculation uses a process that includes a stochastic modeling component. 200 scenarios are modeled during the process and the result is the creation of excess death benefits, which are cash payments due to death

Page 34	The Penn Mutual Life Insurance Company

(In Thousands)

over and above the existing account value. A ratio of the present value of these excess benefits to the present value of excess revenues is calculated and applied to the excess revenues in that period to determine the new liability accrual. This accrual is rolled forward with interest and amortized as excess payments are made.

The Company regularly evaluates the estimates used to model the GMDB reserve and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The benefit base is calculated as the maximum of principal times a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this Rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount. The following table summarizes the account values and reserves for the different benefit types as of December 31, 2009:

Rider Type	Contracts	Fixed Account Value	Variable Account Value	Total Fund Account Value	Reserves

GMAB	498	$1,168	$41,390	$42,558	$1,374
GMWB w/inflation	3,920	47,762	450,651	498,413	20,267
GMAB/WB	7,226	21,762	825,068	846,830	29,390

Total	11,644	$70,692	$1,317,109	$1,387,801	$51,031

The guaranteed living benefits are considered to be derivatives. For information on the fair value for these derivatives, see Note 5. Changes in these values are recorded in net investment gains/losses.

Note 9.  INCOME TAXES

The federal income tax expense is as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

Current	$2,344	$16,115	$33,652
Deferred	733	6,431	31,977

Total federal income tax expense	$3,077	$22,546	$65,629

The income taxes attributable to consolidated net income are different from the amounts determined by multiplying consolidated net income before income taxes by the expected federal income tax rate. The difference between the amount of tax at the U.S. federal income tax rate of 35% and the consolidated tax provision is summarized as follows:

YEARS ENDED DECEMBER 31,	2009	2008	2007

Tax expense at 35%	$11,127	$22,940	$70,941
(Decrease)/increase in income taxes resulting from:
Dividends received deduction	(5,614)	(5,031)	(5,334)
Tax exempt income	(980)	(1,222)	(577)
Prior period adjustment	1,462	(1,070)	496
Tax reserve	860	670	309
Benefits	(4,788)	5,171	(1,763)
Other	1,010	1,088	1,557

Income tax expense	$3,077	$22,546	$65,629

2009 Consolidated GAAP Financial Statements	Page 35

(In Thousands)

The change in net deferred income tax expense to net deferred income tax liability is comprised of the following:

	2009	2008	Change

Total deferred tax assets	$97,182	$239,891	$(142,709)
Total deferred tax liabilities	275,532	246,161	29,371

Net deferred tax liability	$(178,350)	$(6,270)	(172,080)
Tax effect of unrealized capital gains/(losses)			168,856
Adjustment for uncertain tax positions			3

Change in net income tax			(3,221)
Items reflected directly through equity/other			2,488

Deferred income tax expense			$(733)

Deferred income taxes reflect the impact for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. The significant temporary differences that give rise to the deferred tax assets and liabilities at December 31 relate to the following:

DECEMBER 31,	2009	2008

Deferred tax assets:
Future policy benefits	$10,368	$39,932
Policyholders’ dividends payable	5,303	5,548
Allowances for investment losses	36,856	11,688
Unrealized investment losses	1,766	147,926
Employee benefit liabilities	36,320	32,210
Other	6,569	2,587

Total deferred tax asset	97,182	239,891

Deferred tax liabilities:
Future policy benefits	30,098	—
DAC	212,664	203,176
Unrealized investment gains	22,697	—
Investments	8,304	35,699
Other	1,769	7,286

Total deferred tax liability	275,532	246,161

Net deferred tax liability	178,350	6,270
Uncertain tax position	6,084	5,288
Tax currently receivable	(4,445)	(6,060)

Accrued income taxes	$179,989	$5,498

Cash paid for federal income taxes in 2009, 2008, and 2007 was $7,313, $15,578, and $13,635, respectively.

Page 36	The Penn Mutual Life Insurance Company

(In Thousands)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized Tax Benefits:

Balance at January 1, 2009	$4,827
Additions based on tax positions related to the current year	285
Additions for tax positions in prior years	644
Settlements/statute expiration	(259)

Balance at December 31, 2009	$5,497

Included in the balance at December 31, 2009, is $2,299 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductible period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes penalties and/or interest as a component of tax expense. During the years ended December 31, 2009 and 2008, the Company recognized approximately $126 and $157 in interest.

The Company accrued $587 and $461 for the payment of interest at December 31, 2009 and 2008. No penalties were recognized or accrued. Therefore, the total unrecognized tax positions reserve as of December 31, 2009 is $6,084 and $5,288 as of December 31, 2008. The Company anticipates that total unrecognized tax benefits will significantly change in the next twelve months due to the settlement of audits or statute expirations.

The Internal Revenue Service (“IRS”) has completed their examination of the Company’s income tax returns through the year 2007. One outstanding issue is currently being reviewed by the IRS Appeals Office for the 2002 to 2004 income tax returns and the Company will be filing an appeal for the same issues with the IRS Appeals Office for the 2005 to 2007 income tax returns. Management believes that an adequate provision has been made for potential adjustments.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed From Other Companies	Ceded to Other Companies	Net Amount

December 31, 2009:
Life Insurance in-Force	$67,131,622	$1,461,303	$21,401,770	$47,191,155
Premiums	284,536	1,637	31,279	254,894
Benefits	543,411	1,707	72,105	473,013
Reserves	6,461,839	3,005	331,579	6,133,265

December 31, 2008:
Life Insurance in-Force	$63,419,332	$1,505,939	$22,928,470	$41,996,801
Premiums	213,961	3,754	35,552	182,163
Benefits	515,137	3,279	96,152	422,264
Reserves	6,213,203	2,872	330,340	5,885,735

During 2007, the Company had gross premiums of $163,368, assumed premiums of $1,954, ceded premiums of $35,000, gross benefits of $499,566, assumed benefits of $3,045, and ceded benefits of $83,501.

2009 Consolidated GAAP Financial Statements	Page 37

(In Thousands)

Reinsurance recoverables with a carrying value of $212,477 and $211,124 were associated with a single reinsurer at December 31, 2009 and 2008, respectively. This recoverable is secured by investment grade securities with a market value of $ 238,828 and $230,776, respectively held in trust.

Note 11.  DEBT

On June 23, 2004, the Company issued a Surplus Note (“Notes”) with a principal balance of $200,000, at a discount of $3,260. The Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2009 and 2008, the amortized cost basis of the Notes was $196,979 and $196,930, respectively.

The Company’s broker/dealer affiliate borrows from banks in connection with the securities settlement process and to finance margin loans made to customers. The Company is required to collateralize amounts borrowed in excess of certain limits. At December 31, 2009, the Company had debt of $42,900 which was collateralized by customer-owned securities valued at approximately $15,052, Company owned securities valued at $89,383, and remaining bank loans, including bank overdrafts of $36,761, which were not collateralized.

At December 31, 2008, the Company had debt of $15,200, which was collateralized by customer-owned securities valued at approximately $28,358, Company owned securities valued at $28,139, and remaining bank loans, including bank overdrafts of $45,292, which were not collateralized. The bank loans are demand obligations and generally require interest based on the Federal Funds rate. At December 31, 2009 and 2008, the weighted average interest rates on these borrowings were 0.91% and 1.25% respectively.

At December 31, 2009, customer margin securities of $366,403 and stock borrowings of approximately $1,488,331 were available to the Company to utilize as collateral on various borrowings or other purposes. The Company utilized $15,052 of these available securities as collateral for bank loans and $1,538,515 in stock loan agreements.

At December 31, 2009, the Company had utilized $77,378 of securities owned by customers as collateral for Option Clearing Corporation (“OCC”) margin requirements.

The Company entered into a $50,000 committed credit facility effective May 14, 2008. The borrowings were repaid on April 30, 2009. Interest on the total drawn amount is calculated at Federal Funds Rate plus 50 bps. At December 31, 2009 and 2008, $0 and $50,000 was drawn on the line of credit. Interest paid for the years ended December 31, 2009 and 2008 was $113 and $135, respectively.

The Company renewed the credit facility effective June 15, 2009.

The Company has entered into repurchase agreements with financial institutions, however there were no open positions as of December 31, 2009 and 2008.

Note 12.  BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

Page 38	The Penn Mutual Life Insurance Company

(In Thousands)

The Company approved the freezing of benefits under its qualified and non qualified pension plans effective December 31, 2005. Therefore, there no further benefits are accrued for participants.

The Company amended and restated the Supplemental Executive Retirement Plan, an unfunded deferred compensation plan, effective January 1, 2009. The plan provides supplemental benefits to a select group of management or highly compensated employees at retirement. The plan was amended to coordinate regulatory compliance among non-qualified defined benefit and defined contribution plans. The amendment resulted in a $158 increase in the benefit obligation as of December 31, 2008.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retirement employees and agents, and their beneficiaries and covered dependents.

The Plan was amended, for retirements on or after January 1, 2010, to change the eligibility requirements for pre-65 benefits for employees and benefited producers with credited service starting on or after January 1, 2000. Those with credited service starting between January 1, 2000 – January 1, 2010 had their eligibility for pre-65 benefits changed from at least age 55 with 10 years of service to at least age 55 and age plus service equal to 70. Those hired after January 1, 2010 will have their eligibility changed to at least age 55 and age plus service equal to 75. This amendment resulted in a shortened duration of benefits for covered spouses of all employees and benefited producers with credited service starting after January 1, 1990. Benefits used to extend to covered spouses up to age 65 even if the participant retiree was no longer covered. This amendment ends spouse benefits when the participant retiree’s coverage ends at the participant’s age 65. This amendment reduced the APBO by $1,319 as of December 31, 2009.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, producers and trustees to defer portions of their compensation to these plans. Certain company contributions in excess of allowable qualified plan limits may also be credited to these plans. The compensation that has been deferred and any excess company contributions have been accrued, and the other expense related to this plan is earnings on the deferred amounts. To hedge against volatility for the investment earnings credited, Penn Mutual purchased corporate-owned life insurance contracts that will mirror the behavior of the aggregate deferred accounts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in benefit obligation of the defined benefit pension and other postretirement plans as of December 31, 2009 and 2008:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Change in benefit obligation
Benefit obligation at beginning of year	$133,902	$128,753	$33,527	$36,217
Service cost	—	—	941	785
Interest cost	7,929	7,889	1,874	2,055
Plan amendment	—	158	(1,319)	—
Actuarial (gain) loss	3,085	2,823	2,770	(3,355)
Benefits paid	(5,945)	(5,721)	(2,574)	(2,175)

Benefit obligation at end of year	$138,971	$133,902	$35,219	$33,527

2009 Consolidated GAAP Financial Statements	Page 39

(In Thousands)

The accumulated benefit obligation for all defined benefit plans as of December 31, 2009 and 2008 was $138,971 and $133,678, respectively.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation at December 31 were:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Discount rate	5.85%	6.10%	5.60%	6.55%
Rate of compensation increase	4.25%	4.25%	N/A	4.00%

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

PLAN ASSETS  The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31, 2009 and 2008:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Change in plan assets:
Fair value of plans assets at beginning of year	$121,457	$129,357	$—	$—
Actual return on plan assets	4,081	(4,269)	—	—
Employer contribution	2,149	2,090	2,574	2,175
Benefits paid	(5,945)	(5,721)	(2,574)	(2,175)

Fair value of plan assets at end of year	$121,742	$121,457	$—	$—

The fair values of the Company’s pension plan assets as of December 31, 2009, are as follows:

	FV Level 1	FV (Level 2)	FV (Level 3)	Total

Equity securities	$76,171	$—	$—	$76,171
U.S. Treasury securities	45,571	—	—	45,571

Total	$121,742	$—	$—	$121,742

The fair values of the Company’s pension plan assets as of December 31, 2008, are as follows:

Asset Category	FV Level 1	FV (Level 2)	FV (Level 3)	Total

Equity securities	$40,398	$—	$—	$40,398
U.S. Treasury securities	81,059	—	—	81,059

Total	$121,457	$—	$—	$121,457

The Company’s overall investment strategy with respect to pension assets are growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objective over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in

Page 40	The Penn Mutual Life Insurance Company

(In Thousands)

order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. Fixed income assets are to be managed on a buy-and-hold basis to achieve durations consistent with the liability matching strategy yet allow for appropriate liquidity for benefit payments. The plan is rebalanced annually back to the current 50/50 target allocation between equity securities and fixed income/cash. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis. The Company’s pension plan asset allocation at December 31, 2009 and 2008, and the current target allocations are as follows:

	2010 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2009	2008

Equity securities	50%	63%	33%
Fixed income & cash	50%	37%	67%

Total	100%	100%	100%

The overweighting in fixed income securities is the result of more favorable returns as compared to the equity securities in the portfolio. The Company will continue its policy to rebalance the portfolio on an annual basis.
AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEET  The funded status of the defined benefit plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial loss, unrecognized prior service costs, and remaining initial transition. The following table sets forth the funded status of the plans as of December 31, 2009 and 2008 as of the measurement date, and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Consolidated Balance Sheet.

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Benefit Obligation	$(138,971)	$(133,902)	$(35,219)	$(33,527)
Fair value of plan assets	121,742	121,457	—	—

Funded Status	$(17,229)	$(12,445)	$(35,219)	$(33,527)

Amount recognized in balance sheet:
Prepaid pension asset	$10,278	$15,019	$—	$—
Accrued benefit liability	(27,507)	(27,464)	(35,219)	(33,527)

Net amount recognized	$(17,229)	$(12,445)	$(35,219)	$(33,527)

The qualified pension plan was over funded by $10,278 and $15,019 as of December 31, 2009 and 2008, respectively. The non-qualified pension plans are not funded and have total projected benefit obligations of $27,507 and $27,464 as of December 31, 2009 and 2008, respectively.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,507, $27,507 and $0, respectively as of December 31, 2009. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $27,464, $27,240 and $0, respectively as of December 31, 2008.

As of December 31, 2009 and 2008, the projected benefit obligation for all pension benefit plans exceeds the fair value of plan assets and the accumulated postretirement benefit obligation exceeds plan assets for all of the Company’s other postretirement benefit plans.

2009 Consolidated GAAP Financial Statements	Page 41

(In Thousands)

NET PERIODIC COST  Other changes in plan assets and benefit obligations recognized in other comprehensive income for the years ending December 31, 2009 and 2008 are as follows:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Current year actuarial loss/(gain)	$7,369	$16,018	$2,770	$(3,354)
Amortization of actuarial loss	(569)	(496)	—	—
Current year prior service cost/(credit)	—	158	(1,319)	—
Amortization of prior service credit/(cost)	(158)	—	451	451
Amortization of transition asset/(obligation)	—	—	—	—
Change in effect of additional minimum liability	—	—	—	—

Total recognized in other comprehensive income	$6,642	$15,680	$1,902	$(2,903)

The components of net periodic benefit cost (excluding the minimum pension liability adjustment) at December 31, were as follows:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Service cost	$—	$—	$941	$784
Interest cost	7,928	7,889	1,874	2,055
Expected return on plan assets	(8,365)	(8,925)	—	—
Amortization of prior service cost	158	—	(451)	(451)
Amount of recognized gains/ ( losses)	569	495	—	—

Total net periodic cost/(benefit)	$290	$(541)	$2,364	$2,388

Total recognized in net periodic benefit cost and other comprehensive income	$6,933	$15,139	$4,266	$(515)

The weighted-average assumptions used to determine net periodic benefit cost at December 31 were:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Discount rate	6.10%	6.25%	6.55%	6.20%
Expected return on plan assets	7.00%	7.00%	N/A	—
Rate of compensation increase	4.25%	4.25%	N/A	4.00%

The expected long-term rate of return on plan assets was 7.00% in 2009 and 7.00% in 2008. The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher pension expense.

The assumed health care cost trend rates used in determining net periodic costs at December 31 were:

	2009		2008
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	9.95%	6.80%	10.50%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2019	2019	2015	2015

Page 42	The Penn Mutual Life Insurance Company

(In Thousands)

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Effect on total service and interest cost components	$234	$(205)
Effect of postretirement benefit obligation	2,636	(2,321)

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were:

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Employer Contributions	$2,149	$2,090	$2,574	$2,175
Benefits Paid	(5,945)	(5,720)	(2,574)	(2,175)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2010, the Company expects to make the minimum required contribution to the funded pension plan, currently estimated to be $0 and to the unfunded pension and postretirement plans in an amount equal to benefit costs of approximately $2,557 and $2,821, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations at December 31, 2009 and 2008. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plan Benefits	Other Post Retirement Plan Benefits

2010	$6,890	$2,821
2011	7,270	2,948
2012	7,726	2,972
2013	8,272	2,997
2014	8,792	2,943
Years 2015-2019	49,704	14,630

Total	$88,654	$29,311

DEFINED CONTRIBUTION PLANS  The Company maintains four defined contribution pension plans for substantially all of its employees and full-time agents. For two plans, designated contributions of up to 6% or 8% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time agents. The last plan, which covers employees of a subsidiary, is determined on a discretionary basis by the Board of Directors of that subsidiary. For the years ended December 31, 2009, 2008 and 2007, the expense recognized for these plans was $5,813, $4,825 and $4,552, respectively. The estimated fair value of the defined contribution plans’ assets at December 31, 2009 and 2008 was $356,201 and $300,660, respectively.

At December 31, 2009 and 2008, $117,456 and $85,611, respectively, of the defined contribution plans’ assets were invested in the Company’s group annuity contracts.

2009 Consolidated GAAP Financial Statements	Page 43

(In Thousands)

Note 13.  COMMITMENTS AND CONTINGENCIES

COMMITMENTS — LEASES  The Company as entered into various leases, primarily for field offices. As of December 31, 2009 future minimum payments under noncancellable leases are as follows:

Year ending December 31,	Operating Leases

2010	$72,377
2011	51,838
2012	35,077
2013	22,093
2014	14,487
Thereafter	26,374

COMMITMENTS — INVESTMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2009, the Company had outstanding commitments totaling $122,423 relating to these investment activities. The fair value of these commitments approximates the face amount.

In the normal course of business, the Company has undertaken on behalf of its wholly-owned subsidiary, PIA, to provide sufficient financial support so that PIA will have adequate capital and surplus as required by applicable laws to meet its obligations to its policyholders under the terms of PIA’s policies and contracts. There were no transaction of this kind in 2009 and 2008.

CONTINGENCIES — LITIGATION  The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

CONTINGENCIES — GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2009 and 2008 was $800 and $800, respectively. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

CONTINGENCIES — IRS REVENUE RULING  On August 16, 2007, the IRS issued Revenue Ruling 2007-54 which provided the IRS’ interpretation of tax law regarding the computation of the Company’s Dividends Received Deduction (“DRD”). On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that has been added to the IRS’ 2009/2010 priority guidance plan. Management believes the outcome of this issue will be favorable to the industry. However, if the IRS regulation project ultimately adopts the IRS’ interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefit, which could have a material adverse effect on the Company’s Consolidated Financial Statements.

CONTINGENCIES — OTHER  During 2009, one of the underlying investments of the separate account failed to meet the applicable IRS asset diversification limits for a period of time. The fund was brought back into compliance with the diversification limits before year end. The Company has agreed to remedy the noncompliance period and to pay any amounts associated with the settlement. Since the agreement with the

Page 44	The Penn Mutual Life Insurance Company

(In Thousands)

IRS has not yet been finalized, the Company has recorded the best estimate of the penalty of $1,100 through General expenses. While the Company believes this is the appropriate expense, the final settlement could reach $2,300.

Note 14.  STATUTORY FINANCIAL INFORMATION

STATUTORY ACCOUNTING PRINCIPLES  PML is required to file statements with the Pennsylvania Department of Insurance and PIA files with the Delaware Department of Insurance in accordance with statutory accounting practices prescribed or permitted as codified by the NAIC, which is a comprehensive basis of accounting other than GAAP. The Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Investments in bonds and preferred stocks are generally carried at amortized cost or market value. An Asset Valuation Reserve (AVR) is established as a liability to offset potential investment losses and an Interest Maintenance Reserve (IMR) is established as a liability to capture capital gains/(losses) on the sale of fixed income investments, resulting from changes in the general level of interest rates.

STATUTORY NET INCOME AND SURPLUS  The combined insurance companies’ statutory capital and surplus at December 31, 2009 and 2008 was $1,364,335 and $1,285,720, respectively. The combined insurance companies’ net income, determined in accordance with statutory accounting practices, for the years ended December 31, 2009, 2008, and 2007, was $68,704, $(46,342), and $13,548, respectively.

RISK-BASED CAPITAL  Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of PML’s and PIA’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. At December 31, 2009, the Company’s surplus exceeds these minimum levels.

2009 Consolidated GAAP Financial Statements	Page 45

PricewaterhouseCoopers LLP Two Commerce Square, Suite 1700 2001 Market Street Philadelphia PA 19103-7042 Telephone (267) 330 3000 Facsimile (267) 330 3300 www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

The Penn Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in equity, and cash flows present fairly, in all material respects, the financial position of The Penn Mutual Life Insurance Company and its subsidiaries (the “Company”) at December 31, 2009 and December 31, 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company adopted new guidance on the recognition and presentation of other-than-temporary impairments for debt securities effective January 1, 2009.

As discussed in Note 2 to the consolidated financial statements, the Company adopted new guidance on fair value measurements effective January 1, 2008.

February 10, 2010

PM1443 5/10

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Statement of Assets - December 31, 2009

Statement of Operations - December 31, 2009

Statements of Changes in Net Assets - For the years ended December 31, 2009 and 2008

Notes to Financial Statements

Report of Independent Auditors

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors

Consolidated Balance Sheets for the years ended December 31, 2009 and 2008

Consolidated Income Statements for the years ended December 31, 2009, 2008 and 2007

Consolidated Statements of Changes in Equity for the years ended December 31, 2009, 2008 and 2007

Consolidated Statements of Cash Flows for the years ended December 31, 2009, 2008 and 2007

Notes to Financial Statements

(b)	Exhibits

1.	(a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of the Penn Mutual Variable Annuity Account III. Previously filed as Exhibit 1(a) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

2.		Not applicable.

3.	(a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as exhibit

3(a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on September 28, 2000 (File No. 333-39804 and Accession No. 0000950116-00-002423) and incorporated herein by reference.

	(b)	Form of Distribution Agreement between The Penn Mutual Life Insurance Company and Horner, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Previously filed as Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Previously filed as Exhibit 3(c) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Previously filed as Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws. Previously filed as Exhibit 3(e) to the Post-Effective Amendment to the Registration Statement on April 27, 1999 (File No. 333-62825 and Accession No. 0000950116-99-000834) and incorporated herein by reference.

	(f)	Form of Addendum (Form 98-1) to Broker-Dealer Selling Agreement. Previously filed as Exhibit 3(f) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

4.	(a)	Individual Variable and Fixed Annuity Contract, previously filed as Exhibit 4(a) to the Registration Statement on September 14, 2001 (File No. 333-69386 and Accession No. 0000950116-01-500817) and incorporated herein by reference.

	(b)	Rider — Guaranteed Minimum Death Benefit — Rising Floor (GDBRF-00). Previously filed as Exhibit 4(b) to Pre-Effective Amendment No. 1 to the Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(c)	Rider — Guaranteed Minimum Death Benefit — Step Up (GDBSU-98). Previously filed as Exhibit 4(c) to Pre-Effective Amendment No. 1 to the Registration Statement on November 30, 1998 (File No. 333-62811 and Accession No. 0001036050-98-002055) and incorporated herein by reference.

	(d)	Endorsement No. 1534-96 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(d) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(e)	Endorsement No. 1542-97 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(e) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(f)	Endorsement No. 1536-98 to Individual Variable and Fixed Annuity Contract. Previously filed as Exhibit 4(f) to Pre-Effective Amendment No. 1 to the Registration Statement on February 24, 1999 (File No. 333-62811 and Accession No. 0000950116-99-000291) and incorporated herein by reference.

	(g)	Rider — Estate Enhancement Rider (EEDB-01). Previously filed as Exhibit 4(k) to Post-Effective Amendment No. 5 to the Registration Statement on April 20, 2001 (File No. 333-62811 and Accession No. 0000950116-98-000692) and incorporated herein by reference.

	(h)	Rider — Death Benefit Enhancement – Step Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via Edgar (Accession No. 0000950116-02-001203) on May 22, 2002.

	(i)	Rider — Death Benefit Enhancement — Rising Floor. Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via Edgar (Accession No. 0000950116-02-001203) on May 22, 2002.

	(j)	Rider — Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(j) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via Edgar (Accession No. 0000950116-06-001384) on April 28, 2006.

	(k)	Rider — Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(k) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the Securities and Exchange Commission via Edgar (Accession No. 0000950116-06-001384) on April 28, 2006.

	(l)	Rider — Guaranteed Lifetime Withdrawal Benefit is incorporated herein by reference to exhibit 4(I) to the Registrant’s Registration State on Form N-4 (File No. 333-69386 and Accession No. 0000893220-07-001538) on April 30, 2007.

	(m)	Rider — Growth and Income Advantage incorporated herein by reference to Exhibit (4)(q) to Post Effective Amendment number 78 to the Registration Statement filed on Form N-4 (File No. 333-62811 and 811-03457) on April 24, 2009.

	(n)	Rider — Purchasing Power Protector incorporated herein by reference to Exhibit (4)(r) to Post Effective Amendment number 78 to the Registration Statement filed on Form N-4 (File No. 333-62811 and 811-03457) on April 24, 2009.

5.	(a)	Application (Form PM0678) for Individual Variable Annuity Contract, previously filed as Exhibit 5(a) to the Registration Statement on September 14,

2001 (File No. 333-69386 and Accession No. 0000950116-01-500817) and incorporated herein by reference.

6.	(a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Previously filed as Exhibit 6(a) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(b)	By-laws of The Penn Mutual Life Insurance Company. Previously filed as Exhibit 6(b) to the Registration Statement on December 6, 2001 (File No. 333-69386 and Accession No. 0000950116-01-501231) and incorporated herein by reference.

7.		None.

8.	(a)(1)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Previously filed as Exhibit 8(b)(1) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(a)(2)	Form of Assignment and Modification Agreement between Neuberger & Berman Management Incorporated, Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and The Penn Mutual Life Insurance Company. Previously filed as Exhibit 8(b)(2) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(a)(3)	Amendment to Fund Participation Agreement between The Penn Mutual Life Insurance Company and Neuberger & Berman Advisers Management Trust. Previously filed as Exhibit 8(b)(3) to Post-Effective Amendment No.5 to the Registration Statement of Penn Mutual Variable Life Account I on April 30, 1997 (File No. 33-54662 and Accession No. 0000950109-97-003328) and incorporated herein by reference.

	(b)	Form of Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Previously filed as Exhibit 8(b) to Post-Effective Amendment No. 2 to the Registration Statement on April 23, 2002 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(c)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation. Previously filed as Exhibit 8(d) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(d)	Form of Participation Agreement between The Penn Mutual Life Insurance Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation. Previously filed as Exhibit 8(e) to the Registration Statement on September 3, 1998 (File No. 333-62811 and Accession No. 0001036050-98-001504) and incorporated herein by reference.

	(e)	Participation Agreement between The Penn Mutual Life Insurance Company, Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and Miller Andersen & Sherrerd LLP. Previously filed as Exhibit 8(f) to Post-Effective

Amendment No. 2 to the Registration Statement of PIA Variable Annuity Account I on April 30, 1998 (File No. 33-83120 and Accession No. 0000950109-97-003327) and incorporated herein by reference.

9.		Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Previously filed as Exhibit 9 to the Registration Statement on December 6, 2001 (File No. 333-69386 and Accession No. 0000950116-01-501231) and incorporated herein by reference.

10.	(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm is filed herewith.

	(b)	Consent of Morgan, Lewis & Bockius LLP is filed herewith.

11.		Not applicable.

12.		Not applicable.

13.	(a)	Powers of Attorney of Board of Trustees, previously filed as Exhibit 14 to the Registration Statement on September 14, 2001 (File No. 333-69386 and Accession No. 0000950116-01-500817) and incorporated herein by reference.

	(b)	Power of Attorney for Julia Chang Bloch, previously filed as Exhibit (14)(c) to the Registration Statement on June 11, 1999, (File No. 002-77283 and Accession No. 0000950116-99-001164) and incorporated herein by reference.

	(c)	Power of Attorney for Edmond F. Notebaert, previously filed as Exhibit (14)(b) to the Registration Statement on April 24, 1998, (File No. 002-77283 and Accession No. 0000950109-98-002717) and incorporated herein by reference.

	(d)	Powers of Attorney for Messrs. Cook, Santomero and Lillie, dated April 22, 2008. Incorporated herein by reference to the Exhibit 13 (d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001104659-08-027319) on April 28, 2008.

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account.

Name	Position and Offices with Depositor

Robert E. Chappell	Chairman of the Board and Chief Executive Officer

Eileen C. McDonnell	President

David O’Malley	Executive Vice President and Chief Financial Officer

Name	Position and Offices with Depositor

Franklin L. Best, Jr.	Managing Corporate Counsel and Secretary

Susan T. Deakins	Vice President and Chief Actuary

The Honorable Julia Chang Bloch (Ambassador)	Trustee of Penn Mutual

Edward G. Boehne	Trustee of Penn Mutual

Joan P. Carter	Trustee of Penn Mutual

William R. Cook	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Alan B. Miller	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M. Santomero	Trustee of Penn Mutual

The business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, PA 19172.

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Independence Capital Management, Inc.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Janney Fund, Inc.	Investments	Pennsylvania

Penn Janney Advisory, Inc.*	Investment Adviser	Pennsylvania

Penn Janney GP LLC**	Investments	Delaware

Penn Janney Opportunities Fund LP***	Investments	Delaware

Independence Square Properties, LLC****	Holding Company	Delaware

The Pennsylvania Trust Company	Trust Company	Pennsylvania

Indepro Corporation	Holding Company	Delaware

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

ISP Parker Hunter	Holding Company	Delaware

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott LLC.
**	Penn Janney GP LLC is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Richard Fox.
***	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.
****	Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Walnut O Corporation	Investments	Pennsylvania

Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Indepro Corporation

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Indepro Property Fund II Corporation	Investments	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Grant Street Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.	Investments	Pennsylvania

JMS Investor Services, Inc.	Investor Services and Insurance	Delaware

Janney Montgomery Scott Insurance Agency	Insurance Agents or Brokers	Massachusetts

Penn Janney Advisory, Inc.*	Investment Adviser	Pennsylvania

Penn Janney GP LLC**	Investments	Delaware

Penn Janney Opportunities Fund LP***	Investments	Delaware

*	Penn Janney Advisory, Inc. is 50% owned by Penn Mutual and 50% owned by Janney Montgomery Scott LLC.
**	Penn Janney GP LLC is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Richard Fox.
***	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

HTK of Delaware, Inc.	Financial Services	Delaware

HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Penn Janney GP LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Penn Janney Opportunities Fund LP*	Investments	Delaware

*	Penn Janney Opportunities Fund LLP is 49.5% owned by Penn Mutual, 49.5% owned by Janney Montgomery Scott LLC, and 1.0% owned by Penn Janney GP LLC.

ISP Parker Hunter

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

Independence Square Properties, Inc.*	Holding Corporation	Delaware

*	Independence Square Properties, LLC is 95% owned by Penn Mutual and 5% owned by ISP Parker Hunter, which is 100% owned by Penn Mutual.

Item 27.	Number of Contract Owners

As of March 31, 2010, there were:

4,943 — owners of qualified individual variable annuity contracts; and

2,796 — owners of nonqualified individual variable annuity contracts.

Item 28.	Indemnification

Section 6.2 of the By-laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-laws are filed as Exhibit 6(b) to this Registration Statement and are incorporated in this registration statement by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. - Directors and Officers

Michelle A. Barry	President, Chief Executive Officer and Interim Chief Compliance Officer

Jonathan J. Pratt	Vice President, Sales

Nancy S. Rush	Vice President, Benefits and Risk Management

Michael W. Williams	Assistant Vice President, Independence Financial Network

Marcia DeLong	Director, Producer Compensation & Contracts,

Licensing & Registration

Scott E. Polter	Director, Trading and Operations

James G. Murray	Tax Director

John Lagana	Auditor

Franklin L. Best, Jr.	Counsel and Secretary

Stacey N. Polakowski	Treasurer and Controller

Patricia M. Chiarlanza	Assistant Treasurer

The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation

Hornor, Townsend & Kent, Inc.	$220,185	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information;

(c)	to deliver any statement of additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and the Commonwealth of Pennsylvania, on the 30th day of April, 2010.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III
(Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY
(Depositor)

By:	/S/ ROBERT E. CHAPPELL
Robert E. Chappell
Chairman of the Board of Trustees
and Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 has been signed below by the following persons, in the capacities indicated, on the 30th day of April, 2010.

Signature	Title

/S/ ROBERT E. CHAPPELL	Chairman of the Board of Trustees
Robert E. Chappell	and Chief Executive Officer

/S/ DAVID O’MALLEY	Executive Vice President
David O’Malley	and Chief Financial Officer

*JULIA CHANG BLOCH	Trustee

*EDWARD G. BOEHNE	Trustee

*JOAN P. CARTER	Trustee

*WILLIAM R. COOK	Trustee

*CHARISSE R. LILLIE	Trustee

*ALAN B. MILLER	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M. SANTOMERO	Trustee

*By	/S/ ROBERT E. CHAPPELL
Robert E. Chappell, attorney-in-fact

Exhibit Index

EXHIBIT No.	EXHIBIT

(10)(a)	Consent of PricewaterhouseCoopers, LLP

(10)(b)	Consent of Morgan, Lewis & Bockius LLP